UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Soliciting Material Pursuant to §240.14a-12
ENSTAR GROUP LIMITED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017

NOTICE OF THE 2017 ANNUAL GENERAL MEETING AND PROXY STATEMENT

Enstar Group Limited	2	2017 Proxy Statement

Dear Fellow Shareholders:
On behalf of Enstar Group Limited's Board of Directors, I invite you to join us at our 2017 Annual General Meeting of Shareholders on Tuesday, June 13, 2017 at 9:00 a.m. Atlantic time.
Meeting Details. The meeting will be held at our Bermuda headquarters, Windsor Place, 3rd Floor, 22 Queen Street, in Hamilton, to vote on the matters described in the notice of the Annual General Meeting and the Proxy Statement that follow. We also encourage you to read our 2016 Annual Report on Form 10-K to learn more about our performance.
Creating Long-term Value. Our Board's constant focus is on creating long-term value for our shareholders. Net earnings for 2016 increased more than 20% to an all-time high of $264.8 million. This was our fifth consecutive year delivering earnings growth. Book value per share increased nearly 11% to reach $143.68, and we have brought significant momentum into 2017. Enstar's performance demonstrates that the business model our founders put in place two decades ago endures successfully and prospers across market cycles. Our differentiated claims management expertise drives profitability in legacy business. Our diversified underwriting businesses remain disciplined, navigating the current market challenges by selectively pursuing only quality growth, developing tailored products, and building distribution relationships and other new partnerships.
Strategic Partnerships. Acquisitions fuel our future earnings potential, and our Board understands that we must continue to grow. Key to this growth is staying true to our entrepreneurial spirit and continuing to innovate in sourcing, structuring, and closing on new opportunities. The $1.1 billion Allianz transaction in 2016 brought loss reserves directly suited to our management expertise, and has already proved a catalyst for similarly large deals with other global industry leaders such as RSA and QBE. We also launched reinsurer KaylaRe in December 2016 in partnership with Hillhouse Capital and Stone Point Capital, and we are excited by the promise of this new venture.
Governance. Your interests are vigorously represented in our boardroom. The fresh perspectives we have added in recent years provide Enstar with a diverse and engaged Board attuned to both the markets in which we operate and our responsibilities as stewards of your investment. With Goldman Sachs selling its stake in Enstar after nearly six years, we were gratified that Canada Pension Plan Investment Board and Hillhouse Capital acquired many of these shares, and we welcomed Jie Liu of Hillhouse Capital to our Board in 2017. We again conducted a shareholder engagement program in which we spoke to our large shareholders and proxy advisory firms, and listened to their expectations and perspectives. We will continue this valuable dialog in the years ahead.
Boardroom Focus. Our Board will continue to focus on ensuring our platform is well-positioned to seize opportunities that will create long-term value. This means overseeing the actions we are taking to enhance the scalability of our operating platform and technology so that we can take on more transactions, seamlessly integrate them, and realize their value. Proper management of our investable assets, which now constitute over $400 per share, is critical to our continued success, and our Board allocates significant time and resources to the oversight of Enstar’s investment policies, strategies and results. We place an emphasis on succession planning and providing the future leaders of our business with opportunities to develop and advance. Enterprise risk management remains at the forefront, and to that end, in 2017 we have revised our Board committee structure and will launch a dedicated Risk Committee that will work more closely with the business to see that we are identifying and proactively addressing risks and opportunities.
Voting. Your support is important, so please vote as soon as possible using the internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail.
I hope to see you at the 2017 Annual General Meeting. As always, thank you for your continued support of Enstar.

Sincerely,

Robert J. Campbell
Chairman of the Board

Enstar Group Limited	3	2017 Proxy Statement

ENSTAR GROUP LIMITED
NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
June 13, 2017
To the shareholders of Enstar Group Limited:
Notice is hereby given that the 2017 Annual General Meeting of Shareholders of Enstar Group Limited (the "Company") will be held at the following location and for the following purposes:

When:	Tuesday, June 13, 2017 at 9:00 a.m. Atlantic time
Where:	Windsor Place, 3rd Floor 22 Queen Street Hamilton, Bermuda HM11
Items of Business:	1.	To elect three Class II Directors nominated by our Board of Directors to hold office until 2020.
	2.	To hold an advisory vote on the frequency of future advisory votes to approve executive compensation.
	3.	To hold an advisory vote to approve executive compensation.
4.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2017 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

	5.	To act on the election of directors for our subsidiaries.
Who Can Vote:	Only holders of record of our voting ordinary shares at the close of business on April 17, 2017 are entitled to notice of and to vote at the meeting.
You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto
Corporate Secretary
Hamilton, Bermuda
April 28, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON JUNE 13, 2017
This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2016 are available at https://investor.enstargroup.com/annual-reports.

PROXY STATEMENT SUMMARY
To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2016.
Annual General Meeting of Shareholders Information

Date and Time June 13, 2017 9:00 a.m., Atlantic time	Place Enstar Group Limited’s Corporate Headquarters Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda
Record Date April 17, 2017	Voting Your vote is very important and we urge you to vote as soon as possible. See Question and Answer No. 10 on Page 3 for voting instructions.
Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Directors: B. Frederick Becker James D. Carey Hitesh R. Patel	FOR the Director Nominees	Page 6 (Nominee Biographies) Page 54 (Proposal No. 1)
2. Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation	1 YEAR	Page 55 (Proposal No. 2)
3. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 31 (Compensation Discussion and Analysis) Page 45 (Summary Compensation Table) Page 56 (Proposal No. 3)
4. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2017	FOR	Page 57 (Proposal No. 4) Page 57 (Audit and Non-Audit Fees Table)
5. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 59 (Proposal No. 5) Appendix A (Subsidiary Director Nominee Biographies)
Board Composition
The following describes our current Board composition and current committee assignments of each of our directors.

Director	Age	Director Since	Primary Occupation	Independent	Board Committee Membership*	Other Current Public Boards
Robert J. Campbell (Chairman)	68	2007	Partner, Beck Mack and Oliver	☑	AC, CC, NGC, IC	2
Dominic F. Silvester	56	2001	CEO, Enstar Group Limited			0
B. Frederick Becker	70	2015	Chairman, Clarity Group, Inc.	☑	AC, CC, NGC	0
Sandra L. Boss	50	2015	Bank of England Policy Committee Member; former McKinsey partner	☑	CC, NGC, RC	1
James D. Carey	50	2013	Senior Principal, Stone Point Capital		IC	0
Hans-Peter Gerhardt	61	2015	CEO, Asia Capital Re	☑		0
Jie Liu	38	2017	Managing Director, Hillhouse Capital			0
Paul J. O’Shea	59	2001	President, Enstar Group Limited			0
Hitesh R. Patel	56	2015	Former CEO, Lucida plc; former KPMG Partner	☑	AC, NGC, RC	0
Poul A. Winslow	51	2015	Managing Director, CPPIB	☑	CC, IC	0
*Committee Legend: AC - Audit CC - Compensation NGC - Nominating and Governance RC - Risk IC - Investment

Enstar Group Limited	i	2017 Proxy Statement

Board Statistics

●	Added 1 new director in early 2017	●	7:3 ratio of Internationally Residing vs. US Directors provides global perspective
●	Average Board Tenure: 5.6 years (Median 2 years)	●	Average and Median Board Age: 56
Corporate Governance
Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interests of the Company and our shareholders. Highlights of these practices are listed below.

●	An independent director serves as Chairman of the Board	●	Maintain separate roles for the Chairman and the CEO
●	Majority of independent directors, entirely independent Audit, Compensation, and Nominating and Governance Committees	●	No "over-boarding" - none of our current directors serve on the Board of more than two other publicly traded companies
●	Recently expanded board to include additional independent directors	●	Shareholder engagement program to solicit feedback on governance and compensation programs
●	Majority voting standard in uncontested elections of directors	●	Shareholder advisory vote on executive compensation held annually
●	No super-majority voting requirements other than as required by Bermuda law	●	Compensation Committee engages an independent compensation consultant
●	No shareholder rights plan ("poison pill")	●	Adopted a Clawback Policy
●	Perform annual risk assessment of compensation programs	●	Robust code of conduct that requires all employees and directors to adhere to high ethical standards
●	No tax gross-ups on change of control	●	Regular executive sessions of independent directors
●	Board and Committee oversight of Enterprise Risk Management programs and processes	●	Created new board level Risk Committee to enhance oversight in this area
●	Annual Board and Committee performance evaluations are conducted	●	Equity incentive plan prohibits re-pricing of underwater stock options and stock appreciation rights ("SARs")
●	Anti-hedging policy in place (applicable to directors and all employees)	●	Executive officer contractual change in control payments are "double trigger"

Enstar Group Limited	ii	2017 Proxy Statement

Business Highlights
Enstar is a multi-faceted insurance group that offers innovative capital release solutions and specialty underwriting capabilities through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. In 2016, we had another strong year. Select highlights included:

Increased book value per share:
●	We increased fully diluted book value per share 10.8% from $129.65 in 2015 to $143.68 in 2016.
●	Since publicly listing in 2006, our book value per share has increased by a 16.3% compound annual growth rate.

Significant growth through transactions:
●	We completed four major run-off transactions in 2016 and launched a specialty reinsurer. We acquired $1.4 billion of insurance reserves through new transactions during 2016.
●	Total assets as of December 31, 2016 increased 9.3% to $12.9 billion, from $11.8 billion in 2015—an increase of 118.6% since 2012.

Increased net earnings to an all-time high:
●	We increased net earnings from $220.3 million in 2015 to $264.8 million in 2016.
●	Our non-life run-off segment earnings remained solid (contributing $206.7 million to net earnings in 2016), with life and annuities contributing $26.5 million.
●	StarStone nearly doubled its net earnings contribution to Enstar ($25.2 million in 2016 compared to $13.7 million in 2015).
●	Atrium contributed $6.4 million to net earnings in 2016.

Enstar Group Limited	iii	2017 Proxy Statement

Executive Compensation
Philosophy:
We are a rapidly growing company operating in an extremely competitive and changing industry. Our compensation program is based on these core principles:

Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
Key Compensation Decisions for 2016 Performance Year:
Our Compensation Committee made the following key compensation decisions:

Incentive Bonuses: Determined that the Company achieved "Target" level financial performance during the first year of using financial performance metrics in determining bonuses.
Long-Term Incentive Awards: No new equity-based grants were made in 2016 to executives who had received SARs in 2014. The Compensation Committee granted equity awards to our CFO, who did not have any previous long-term incentive compensation.

Base Salaries: Base salaries for our executive officers increased by 2% for calendar year 2016.
Total Reported Compensation Mix: Our 2016 total reported compensation mix comprises 45% base salary and 55% annual incentive award for our CEO. Our average for other executives was 51% annual incentive award, 40% base salary, and 9% long-term incentive award. This reflected that the entire grant date fair values for the SAR awards made in 2014 under our long-term incentive plan were reported in the grant year.

Recent Compensation Changes:
At last year's annual general meeting held on June 14, 2016, our shareholders approved the compensation of our executive officers with 92% of the total votes cast in favor of the proposal. While we aim to achieve higher than 92%, our Board of Directors considered the results as indicative of a reasonable level of support for decisions and a recognition of the changes made to our compensation programs since 2015. For the 2016 year we:

Continued engagement efforts with our shareholders: Following on from our initial program last year, we again sought feedback from our large shareholders and proxy advisory firms, speaking to the holders of approximately 40.2% of our outstanding voting shares during 2017, as described on page 32.

Designed and implemented performance objectives for the 2016 performance year annual incentive program: The Compensation Committee established performance objectives based on a combination of financial and operational goals, which correspond to threshold, target, and maximum annual incentive award payments. Our new annual incentive award structure and results are described on page 37.

Adopted Clawback Policy: We adopted a clawback policy applicable to all future cash and equity incentive awards.
Awarded no new SARs: We reviewed the executive officer cash-settled SAR awards made in 2014 and determined not to make any further SAR awards. We expect to use a mix of performance share units and restricted share units for executive grants in 2017.

Enstar Group Limited	iv	2017 Proxy Statement

ENSTAR GROUP LIMITED
Windsor Place, 3rd Floor
22 Queen Street
Hamilton, Bermuda

PROXY STATEMENT
2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS

1.	Why am I receiving these proxy materials?
We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the "Board") of Enstar Group Limited (the "Company") for use at the 2017 Annual General Meeting of Shareholders of the Company to be held on Tuesday, June 13, 2017 at 9:00 a.m. Atlantic time at our Company headquarters, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and at any postponement or adjournment thereof. These proxy materials are first being sent or given to shareholders on April 28, 2017. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

2.	Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy are included in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.
We believe that providing access to our proxy materials via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

3.	What is included in these proxy materials?
These "proxy materials" include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2016 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

4.	What matters are being voted on at the Annual General Meeting?
 Shareholders will vote on the following proposals at the Annual General Meeting:

1.	To elect three Class II Directors nominated by our Board of Directors to hold office until 2020.

2.	To hold an advisory vote on the frequency of future advisory votes to approve executive compensation.

3.	To hold an advisory vote to approve executive compensation.

4.
To ratify the appointment of KPMG Audit Limited ("KPMG") as our independent registered public accounting firm for 2017 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

5.	To act on the election of directors for our subsidiaries.

6.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Enstar Group Limited	1	2017 Proxy Statement

5.	What are the Board’s voting recommendations?
 The Board recommends that you vote your shares:

1.	"FOR" the nominees to serve on our Board (Proposal No. 1).

2.	"1 YEAR" on the advisory vote on the frequency of future advisory votes to approve our executive compensation (Proposal No. 2).

3.	"FOR" advisory approval of the resolution on our executive compensation (Proposal No. 3).

4.
"FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for 2017 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 4).

5.	"FOR" each of the subsidiary director nominees (Proposal No. 5).

6.	How can I get electronic access to the proxy materials?
 The Notice includes instructions regarding how to:

1.	View on the internet our proxy materials for the Annual General Meeting; and

2.	Instruct us to send future proxy materials to you by email.
Our proxy materials are also available on our website under "Annual General Meeting Materials" at https://investor.enstargroup.com/annual-reports.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

7.	Who may vote at the Annual General Meeting?
Only holders of record of our voting ordinary shares as of the close of business on April 17, 2017 (the "record date") are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible common shares are welcome to attend the Annual General Meeting, but may not vote these shares at the meeting or any postponement or adjournment thereof. As used in this proxy statement, the term "ordinary shares" does not include our non-voting convertible common shares. As of the record date, there are 16,418,069 ordinary shares issued and outstanding and entitled to vote at the Annual General Meeting, which number includes 34,916 unvested restricted shares. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares would otherwise represent 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

8.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record. If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will also receive a proxy card.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

Enstar Group Limited	2	2017 Proxy Statement

9.	What do I do if I received more than one Notice or proxy card?
If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

10.	How do I vote?
We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.
Shareholders of record can vote any one of four ways:

VIA THE INTERNET	You may vote by proxy via the internet by following the instructions provided in the Notice.
BY MAIL	If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.
BY TELEPHONE

You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 5, you can do so only via the internet, by mail, or in person.

IN PERSON

You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

11.	What is the voting deadline if voting by internet or telephone?
 If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern Standard Time on June 12, 2017.

12.	How can I attend the Annual Meeting?
You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on April 17, 2017 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

13.	What is the quorum requirement for the Annual General Meeting?
 Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs

Enstar Group Limited	3	2017 Proxy Statement

when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted toward the presence of a quorum.

14.	How are proxies voted?
 Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, in accordance with the Board’s recommendations as set forth in "What are the Board’s voting recommendations?" above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2017, but not on any other matters being considered at the meeting.

15.	What are the voting requirements to approve each of the proposals?

Proposal		Voting Requirements	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Affirmative Vote of Majority of Votes Cast	No effect on outcome	No effect on outcome
2.	Advisory vote on frequency of future advisory votes to approve the Company’s executive compensation	Most Affirmative Votes Cast for One, Two, or Three years (to be approved on an advisory basis)	No effect on outcome	No effect on outcome
3.	Advisory approval of the Company’s executive compensation	Affirmative Vote of Majority of Votes Cast (to be approved on an advisory basis)	No effect on outcome	No effect on outcome
4.	Ratification of the appointment of KPMG as our independent registered public accounting firm for 2017 and to authorize the Board, acting through the Audit Committee, to approve its fees	Affirmative Vote of Majority of Votes Cast	No effect on outcome	Not applicable
5.	Election of Subsidiary Directors	Board will Cause our Corporate Representative or Proxy to Vote Subsidiary Shares in the Same Proportion as Votes Received	No effect on outcome	No effect on outcome
Each of the proposals to be voted on at the meeting, other than Proposal 2, is adopted by a majority of votes cast (as indicated in the table above), which means that a proposal must receive more votes "for" than votes "against" to be adopted. For the advisory vote in Proposal 2, the option of every one-year, two-years or three-years that receives the highest number of votes cast by shareholders will be the preferred frequency with which the Company is to provide shareholders with the opportunity to vote to approve the compensation of our named executive officers.
For the director election in Proposal 1, each nominee must receive more votes "for" than votes "against" to have a seat on the Board. For the subsidiary directors in Proposal 5, our Board will cause our corporate representative or proxy to vote the shares we hold in these subsidiaries in the same proportion as the votes received at the meeting. Where we wholly own the subsidiary, each nominee must receive more votes "for" than votes "against" to have a seat on the subsidiary board. Voting thresholds will vary where we own less than 100% of a subsidiary's shares.
Abstentions and broker non-votes are not considered votes for the purposes of any of the above listed proposals, and therefore have no effect on the election of the director nominees or the adoption of any of the other proposals.

Enstar Group Limited	4	2017 Proxy Statement

16.	Can I change my vote after I have voted?
 You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on June 12, 2017 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation prior to the Annual General Meeting to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX Bermuda.

17.	Who is paying for the cost of this proxy solicitation?
 We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

Enstar Group Limited	5	2017 Proxy Statement

CORPORATE GOVERNANCE
Board of Directors
Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for each of our Class II directors expires at this year’s Annual General Meeting; the term of office for each of our Class I directors expires at our annual general meeting in 2019; and the term of office for each of our Class III directors expires at our annual general meeting in 2018. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.
The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. Several of our current directors have served as directors of the Company for a number of years, and during this time, we have experienced significant growth and success.
In recent years we have enhanced and refreshed our Board and our newer directors have made significant contributions, drawing on backgrounds that are highly complementary to our growing Company. In early 2017, we added Jie Liu of Hillhouse Capital Management Ltd. ("Hillhouse Capital") to the Board, to fill a vacancy. During 2015, we added five independent directors: B. Frederick (Rick) Becker, Hitesh R. Patel, Poul A. Winslow, Hans-Peter Gerhardt, and Sandra L. Boss.
Particular attributes that are significant to each individual director’s selection to serve on the Board are described below.
Nominees

B. FREDERICK (RICK) BECKER
Director Since: 2015 Age: 70 Class: II Enstar Committees: Audit, Compensation (Chair), Nominating and Governance (Chair) US resident; US citizen
Biographical Information: Rick Becker is the Chairman of Clarity Group, Inc., a US national healthcare professional liability and risk management organization, which he co-founded over 13 years ago. Prior to co-founding Clarity Group, Inc., he served as Chairman and Chief Executive Officer of MMI Companies, Inc. from 1985 until its sale to The St. Paul Companies in 2000. Mr. Becker has previously served as President and CEO of Ideal Mutual and McDonough Caperton Employee Benefits, Inc., and also served as State Compensation Commissioner for the State of West Virginia.

Certain Other Directorships: Mr. Becker currently serves as a director of private companies West Virginia Mutual Insurance Company, Barton and Associates, Inc., and Dorada Holdings Ltd. (Bermuda).
Skills and Qualifications: Compensation, governance, and risk management experience; industry knowledge
Mr. Becker has over 35 years of experience within the insurance and healthcare industries. The Board also values Mr. Becker’s corporate governance experience, which he has gained from serving on many other boards over the years. In addition, his previous work on compensation matters makes him well-suited to serve as Chairman of our Compensation Committee. He has an extensive background in risk management, which enhances our risk oversight and monitoring capabilities.

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JAMES D. CAREY
Director Since: 2013 Age: 50 Class: II Enstar Committees: Investment US resident; US citizen
Biographical Information: James Carey is a senior principal of Stone Point Capital LLC, a private equity firm based in Greenwich, Connecticut. Stone Point Capital serves as the manager of the Trident Funds, which invest exclusively in the global financial services industry. Mr. Carey has been with Stone Point Capital and its predecessor entities since 1997. He previously served as a director of the Company from 2001 until January 31, 2007.

Certain Other Directorships: Mr. Carey currently serves on certain private company boards of the portfolio companies of the Trident Funds, including Citco III Limited, Eagle Point Credit Management LLC, Oasis Outsourcing Group Holdings, LP, Sedgwick Claims Management Services, Inc., Amherst Pierpont Capital Holdings LLC, and Privilege Underwriters Inc. He served as a director of Alterra Capital Holdings Limited until 2013. Mr. Carey also serves as a director of subsidiaries that we and Trident established in connection with the Atrium/Arden and StarStone co-investment transactions.

Skills and Qualifications: Investment expertise; industry knowledge; significant acquisition experience
Having worked in the private equity business for 20 years, Mr. Carey brings to our Board an extensive background and expertise in the insurance and financial services industries. His in-depth knowledge of investments and investment strategies is significant in his role on our Investment Committee.

HITESH R. PATEL
Director Since: 2015 Age: 56 Class: II Enstar Committees: Audit, Nominating and Governance, Risk UK resident; UK citizen
Biographical Information: Hitesh Patel served as Chief Executive Officer of Lucida, plc, a UK life insurance company, from 2012 to 2013, and prior to that as its Finance Director and Chief Investment Officer since 2007. Mr. Patel has over 30 years of experience working in the insurance industry, having served in the United Kingdom as KPMG LLP's Lead Partner on Insurance Accounting and Regulatory Services from 2000 to 2007. He originally joined KPMG in 1982 and trained as an auditor.

Certain Other Directorships: Mr. Patel serves as a non-executive director at Aviva Life Holdings UK Ltd. (a subsidiary of Aviva plc) and as Chairman of its Audit Committee and member of the Risk and Investment Committee. He is also a non-executive director and Chair of the Audit and Risk Committee of Capital Home Loans Limited, a privately held buy-to-let mortgage provider, and Landmark Mortgage Limited. He has served as the Chair of the Insurance Committee of the Institute of Chartered Accountants of England and Wales since 2012.

Skills and Qualifications: Accounting expertise; regulatory and governance skills; industry experience
Mr. Patel brings significant accounting expertise to our Board, obtained from over two decades of auditing and advising insurance companies on accounting and regulatory issues, which is highly valuable to our Audit Committee. His experience with insurance regulations and the regulatory environment is also a key attribute because our company is regulated in many jurisdictions around the world. As a former industry CEO, he also has significant knowledge of corporate governance matters and practices, which is valuable to our Board and the Nominating and Governance Committee.

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Continuing Directors

ROBERT J. CAMPBELL
Director Since: 2007 Age: 68 Class: I Enstar Committees: Audit (Chair), Compensation, Investment (Chair), Nominating and Governance US resident; US citizen
Biographical Information: Robert Campbell was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990.

Certain Other Directorships: Mr. Campbell is a director and chairman of the audit committee of AgroFresh Solutions, Inc. (formerly Boulevard Acquisition Corp.), a publicly traded global agricultural technologies company. He is also a director of Boulevard Acquisition Corp. II, a blank check company that completed its initial public offering in September 2015. He previously served as a director of Camden National Corporation, a publicly traded company, from 1999 to 2014.

Skills and Qualifications: Financial, accounting, and investment expertise; leadership skills
Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through over 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman. Mr. Campbell continues to spend considerable time and energy in his role, which is significant to the leadership and function of our Board.

SANDRA L. BOSS
Director Since: 2015 Age: 50 Class: III Enstar Committees: Risk (Chair), Compensation, Nominating and Governance UK resident; Dual US / UK citizen
Biographical Information: Sandra Boss has served since September 2014 as an External Member of the Prudential Regulation Committee of the Bank of England responsible for the prudential regulation and supervision of approximately 1,700 banks, building societies, credit unions, insurers and major investment firms. Ms. Boss was a Senior Partner at McKinsey & Company, a global management consulting firm, from 2005 to 2014, and a Partner from 2000. At McKinsey, she was a strategic advisor to global banks and investment banks as well as to a number of public sector institutions and industry bodies on financial services policy and financial markets structure.

Certain Other Directorships: As noted, Ms. Boss has been an External Member of the Prudential Regulation Committee of the Bank of England since September 2014. She is also a non-executive director of Elementis plc, a FTSE 250 specialty chemicals company.

Skills and Qualifications: Regulatory experience, financial acumen, strategic management expertise
Ms. Boss brings to our Board her financial acumen, global experience in prudential regulation of financial institutions, and strategy development and oversight abilities gained from years of consulting at a highly respected, international firm. These skills are very useful to our Board as it sets strategy and oversees performance. Ms. Boss provides a unique perspective on our industry and regulatory environment, and also has a keen understanding of the financial markets in which we operate. As Chair of the Risk Committee, which we formed during 2017, she will draw on her experience and lead the committee in enhancing our oversight of enterprise risk.

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HANS-PETER GERHARDT
Director Since: 2015 Age: 61 Class: III Swiss resident; German citizen
Biographical Information: Hans-Peter Gerhardt has been the Chief Executive Officer of Asia Capital Reinsurance Group since October 2015. He has served continuously in the reinsurance industry since 1981. He is the former Chief Executive Officer of PARIS RE Holdings Limited, serving in that position from the company’s initial formation in 2006 through the completion of its merger into Partner Re Ltd. in June 2010. He previously served as the Chief Executive Officer of AXA Re from 2003 to 2006, also serving as Chairman of AXA Liabilities Managers, the AXA Group’s run-off operation, during that time.

Certain Other Directorships: Mr. Gerhardt also serves as an executive director of Asia Capital Reinsurance Group and as a non-executive director of Tokio Marine Kiln, Tokio Millennium Re and African Risk Capacity (all privately held). He previously served as an independent director of Brit Insurance Holdings PLC until the company’s acquisition by Fairfax Financial Holdings in 2015.

Skills and Qualifications: Underwriting expertise; proven industry veteran
Mr. Gerhardt brings decades of underwriting expertise to our Board, which is important to us as we run our active underwriting businesses, Atrium and StarStone. He is a proven industry veteran, with significant leadership experience, including several successful tenures in CEO roles.

JIE LIU
Director Since: 2017 Age: 38 Class: I Hong Kong resident; Canadian citizen
Biographical Information: Jie Liu is a Managing Director at Hillhouse Capital. Prior to joining Hillhouse Capital in 2015, Mr. Liu spent more than 10 years in the financial services industry in North America. From 2010 to 2015, he was Head of Credit and a Senior Portfolio Manager at Sentry Investments, a leading Canadian asset manager. Before that, he worked at RBC Capital Markets and Standard & Poor’s. Mr. Liu obtained his M.A. in Economics from the University of Toronto and M.Sc. in Finance from the University of New Brunswick. He is also a CFA charterholder.

Skills and Qualifications: Investment management industry knowledge and relationships; financial expertise
Mr. Liu brings to our Board his extensive knowledge of global investment markets and the investment management industry, as well as finance skills and a global perspective that we consider highly valuable to our Board’s oversight of our investment portfolios, international operations, and growth opportunities.

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PAUL J. O’SHEA
Director Since: 2001 Age: 59 Class: I Enstar Officer Title: President Bermuda resident; Irish citizen
Biographical Information: Paul O’Shea was appointed as President in December 2016, when he was also named Executive Chairman of StarStone. He previously served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001, and has also been a director throughout this time. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda, and he served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

Skills and Qualifications: Company leader; long track record of successful acquisitions; industry expertise
Mr. O’Shea is a qualified chartered accountant who has spent more than 30 years in the insurance and reinsurance industry, including many years in senior management roles. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry. He has been instrumental in sourcing, negotiating and completing numerous significant transactions since our formation.

DOMINIC F. SILVESTER
Director Since: 2001 Age: 56 Class: III Enstar Officer Title: Chief Executive Officer UK resident; UK citizen
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

Skills and Qualifications: Company leader; industry expertise; corporate strategy
As a co-founder and CEO of the Company, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our business strategies and acquisition opportunities on a worldwide basis. Mr. Silvester has served as our CEO since the Company’s inception, demonstrating his proven ability to manage and grow the business.

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POUL A. WINSLOW
Director Since: 2015 Age: 51 Class: III Enstar Committees: Compensation, Investment Canadian resident; Danish citizen
Biographical Information: Poul Winslow has been a Managing Director of Canada Pension Plan Investment Board ("CPPIB") since 2009. Mr. Winslow also serves as Head of External Portfolio Management and Head of Thematic Investing for CPPIB, roles he has held since 2009 and 2014, respectively. Prior to joining CPPIB, Mr. Winslow had several senior management and investment roles at Nordea Investment Management in Denmark, Sweden and the United States. He also served as the Chief Investment Officer of Andra AP-Fonden (AP2) in Sweden.

Certain Other Directorships: Mr. Winslow serves as a director for the Hedge Fund Standards Board, a standard setting body for the hedge fund industry, and Viking Cruises Ltd, a private company.
Skills and Qualifications: Investment expertise; compensation and governance experience
Mr. Winslow brings significant investment expertise to our Board gained from his years in senior investment roles, which is highly valuable to our Investment Committee as it oversees our investment strategies and portfolios. His experiences at CPPIB, including exposure to compensation and governance policies, are valuable in his role on our Compensation Committee.

Directorship Arrangements
We have previously entered into the following arrangements relating to directorships:

•
CPPIB Investment (2015) – On June 3, 2015, CPPIB purchased shares from the First Reserve partnerships ("First Reserve") representing 9.3% of our voting shares and a 9.9% economic interest. In connection with the 2015 transaction: (i) First Reserve's shareholder rights terminated and (ii) we and CPPIB entered into a new Shareholder Rights Agreement granting CPPIB contractual shareholder rights that are substantially similar to those rights previously held by First Reserve, including the right to designate one representative to our Board. CPPIB designated Poul A. Winslow as a director of the Company, and he was appointed in September 2015. The designation right terminates if CPPIB ceases to beneficially own at least 75% of the total number of voting and non-voting shares acquired by it from First Reserve. CPPIB has subsequently acquired additional shares and its current direct and indirect holdings constitute an economic interest of approximately 19.8%.

Independence of Directors
Our Board currently consists of ten directors, of which eight are non-management directors, and six are independent. Nasdaq listing standards require that a majority of our directors be independent. For a director to be considered independent, the Board must determine that the director meets the definition of independence included in Nasdaq Marketplace Rule 5605(a)(2). This requires a determination that the director does not have any direct or indirect material relationship with us either directly or as a partner, owner, or executive officer of an organization that has a relationship with us. Our Board makes these determinations primarily based on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, discussions with the directors, and any other known relevant facts and circumstances.
The Board determined that the following six directors are independent as defined by Nasdaq Marketplace Rule 5605(a)(2):

•	Robert J. Campbell

•	B. Frederick Becker

•	Sandra L. Boss

•	Hans-Peter Gerhardt

•	Hitesh R. Patel

•	Poul A. Winslow
Sumit Rajpal served as a member of the Board of Directors, as a representative of Goldman Sachs, & Co., until his resignation on September 16, 2016 following Goldman Sachs' agreement to sell the majority of its shares in the Company. Mr. Rajpal was determined to be independent during his time served. Mr. Liu was invited to replace Mr. Rajpal in 2017 following Hillhouse Capital's significant investment in the Company in 2016.

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For details about certain relationships and transactions among us and our executive officers and directors, see "Certain Relationships and Related Transactions." Our Board, in making its independence determinations, considered the relationships noted in that section with respect to CPPIB (for Mr. Winslow), which has an ownership interest in Wilton Re Ltd. ("Wilton Re"). Although Mr. Winslow is an employee of CPPIB and serves as its designated representative, he does not have a material direct or indirect interest in any of the reported transactions. Mr. Winslow had no involvement in the sale of life settlements businesses to us by Wilton Re, which was completed before CPPIB invested in us, nor in the reinsurance we have with Continental Assurance Company, where our reinsurance recoverable existed prior to Wilton Re's acquisition of this company.
In determining Ms. Boss' independence, the Board considered that Ms. Boss serves as an External Member of the Prudential Regulation Committee of the Bank of England ("PRC"), which regulates our UK insurance subsidiaries, including our Lloyd's operations. To avoid any potential conflicts, she has enacted broad recusals with the PRC so that she does not participate in non-life company matters or insurance policy matters (our only PRC-regulated companies are non-life companies). The Board reviewed these matters and is satisfied that the recusals are effective in addressing any potential issues.
Board Leadership Structure
The Company has separated the positions of Chairman of the Board and Chief Executive Officer. Robert J. Campbell, an independent director, has served as Chairman since 2011 (when our then Chairman and Chief Executive Officer, Dominic F. Silvester, recommended the separation of the positions). The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time.
The Board believes Mr. Campbell is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.
The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, such as:

●	the roles of Chairman and CEO are separated;
●	the Chairman is an independent director;
●	a majority of our directors are independent;
●	before or after regularly scheduled Board meetings, the independent directors meet in executive session to review, among other things, the performance of our executive officers; and
●	the Audit, Compensation and Nominating and Governance committees of the Board consist solely of independent directors who perform key functions, such as:
	-	overseeing the integrity and quality of our financial statements and internal controls;
	-	establishing senior executive compensation;
	-	reviewing director candidates and making recommendations for director nominations; and
	-	overseeing our corporate governance structure and practices.
The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.
Board Committees
The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, a Risk Committee, and an Investment Committee. In 2017, the Board established the Risk Committee to replace the Underwriting and Risk Committee and the Risk Committee will begin meeting in June 2017. Each of our committees operates under a written charter that has been approved by the Board. Each Committee reviews its charter annually, and recommends any proposed changes to the Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.
Our Board of Directors met a total of five times during the year ended December 31, 2016.
The primary responsibilities of each of our committees, as well as the current composition of our committees and the number of committee meetings held during 2016, are described below.

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Audit Committee
The primary responsibilities of our Audit Committee include:
•    overseeing our accounting and financial reporting process, including our internal controls over financial reporting;
•    overseeing the quality and integrity of our financial statements;
•    reviewing the qualifications and independence of our independent auditor;
•    reviewing the performance of our internal audit function and independent auditor;
•    reviewing related party transactions;
•    overseeing our compliance with legal and regulatory requirements;
•    appointing and retaining our independent auditors;
•    pre-approving compensation, fees and services of the independent auditors and reviewing the scope and results of their audit; and
•    periodically reviewing our risk exposures and the adequacy of our controls over such exposures. Although the regular oversight of risk management lies with our Risk Committee, the Audit Committee still reviews risk matters at least annually.
Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Board has determined that Messrs. Campbell, Becker, and Patel qualify as audit committee financial experts pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC.
Committee Members: Robert Campbell (Chair) Rick Becker Hitesh Patel
Number of Meetings in 2016: 5

Compensation Committee
The primary responsibilities of our Compensation Committee include:

•     determining the compensation of our executive officers;

•     establishing our compensation philosophy;

•     overseeing the development and implementation of our compensation programs, including our incentive plans and equity plans;

•     overseeing the risks associated with the design and operation of our compensation programs, policies and practices; and

•     periodically reviewing the compensation of our directors and making recommendations to our Board with respect thereto.

Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in "Executive Compensation - Compensation Discussion and Analysis."
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Poul Winslow
Number of Meetings in 2016: 4

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Nominating and Governance Committee
The primary responsibilities of our Nominating and Governance Committee include:
•     identifying individuals qualified to become directors and reviewing any candidates proposed by directors, management or shareholders;
•     recommending committee appointments to the Board;
•     recommending the annual director nominees to the Board and the shareholders;
•     establishing director qualification criteria;
•     supporting the succession planning process; and
•     advising the Board with respect to corporate governance-related matters.
Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
Committee Members: Rick Becker (Chair) Sandra Boss Robert Campbell Hitesh Patel
Number of Meetings in 2016: 3

Risk Committee
The primary responsibilities of our Risk Committee will include:
•     assisting the Board in overseeing the integrity and effectiveness of the Company's enterprise risk management framework;
•     reviewing and evaluating the risks to which we are exposed, as well as monitoring and overseeing the guidelines and policies that govern the processes by which we identify, assess, and manage our exposure to risk;
•     reviewing and monitoring our overall risk strategy and appetite;
• periodically reviewing and approving the level of risk assumed in underwriting, investment and operational activities; and
• reviewing and monitoring the potential impact of emerging risks.
Ms. Boss and Mr. Patel are non-management directors, and both are independent as defined in Nasdaq Marketplace Rule 5605(a)(2).
*Walker Rainey is a non-executive director of our subsidiary StarStone Specialty Holdings Limited, and serves as chair of its Underwriting and Risk Committee. The Board may seek to add additional committee members in 2017.
Committee Members: Sandra Boss (Chair) Hitesh Patel Walker Rainey*
Number of Meetings in 2016: The Risk Committee was created during 2017 and will begin meeting in June. It replaced the Underwriting and Risk Committee, which held 3 meetings in 2016.

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Investment Committee
The primary responsibilities of our Investment Committee include:

•     determining our investment strategy;

•     developing and reviewing our investment guidelines and overseeing compliance with these guidelines and various regulatory requirements and any applicable loan covenants;

•     overseeing our investments, including approval of investment transactions;

•     overseeing the selection, retention and evaluation of outside investment managers;
•     overseeing investment-related risks, including those related to the Company’s cash and investment portfolios and investment strategies; and

•     reviewing and monitoring the Company’s investment performance quarterly and annually against plan and external benchmarks agreed from time to time.

Three members of the Investment Committee (Messrs. Campbell, Carey, and Winslow) are non-management directors, and two members (Messrs. Campbell and Winslow) are independent under Nasdaq Marketplace Rule 5605(a)(2).
*Orla Gregory is the Company's Chief Operating Officer. Mark Smith is the Company’s Chief Financial Officer. David Rocke is an Executive Vice President of our subsidiary Enstar Limited working in mergers and acquisitions. The Board has included Ms. Gregory and Messrs. Smith and Rocke on the Investment Committee because it believes their respective knowledge and insight provides a significant benefit to the functioning of the committee. In particular, the Board believes that Ms. Gregory's strategic and operational involvement with the Chief Investment Officer and Enstar investment team is highly valuable. In addition, Mr. Smith’s insight into financial and accounting matters and knowledge of subsidiary portfolios and Mr. Rocke's involvement in mergers and acquisitions (and accompanying investment issues) support the oversight of the Company’s investments and add valuable skill sets to this committee.
Committee Members: Robert Campbell (Chair) James Carey Poul Winslow Orla Gregory* Mark Smith* David Rocke*
Number of Meetings in 2016: 5
Attendance at Meetings
We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent extraordinary circumstances.
In 2016, during the time they were serving, all of the directors attended at least 75% of the meetings of the Board and the committees of the Board on which the director served.
All directors then serving attended the 2016 annual general meeting of shareholders. In addition, in 2016, our independent directors met each quarter in executive sessions without management.
Board Oversight of Risk Management
Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies accordingly is key to our performance. Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring that we have a robust risk management framework to identify, measure, manage, report and monitor risks that may affect the achievement of our strategic, operational and financial objectives. Our Board and its committees have risk oversight responsibility and play an active role in overseeing management of the risks we face.
In 2017, the Board replaced the Underwriting and Risk Committee with a dedicated Risk Committee to streamline board-level risk oversight; the Risk Committee will begin meeting in June. The underwriting strategy oversight responsibilities of the Underwriting and Risk Committee were delegated to the management members that regularly report to the full Board.
Although our active underwriting businesses (StarStone and Atrium) each have strong, dedicated underwriting and risk committees related to the individual business, the Board believes that enhanced centralized risk oversight is also appropriate. While all of the Board's committees play a role in risk management, the Risk Committee, reporting to the full Board, will oversee our Company's risk management framework following its launch this year.

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The overall objective of our risk management framework is to support good risk governance while facilitating the the achievement of business objectives. Our risk management framework also contributes to an effective business strategy, efficiency in operations and processes, strong financial performance, reliable financial reporting, regulatory compliance, a good reputation with key stakeholders, business continuity planning, and capital planning.
Our enterprise risk management ("ERM") function consists of numerous processes and controls that have been designed by our senior management (including our risk management team), with oversight by our Board and its committees, managed by our senior executives, and implemented by employees across our organization. Risk assumption is inherent in our business, and appropriately setting risk appetite and executing our business strategies in accordance therewith is key to our performance. For more information on ERM, refer to "Item. 1 Business - Enterprise Risk Management" of our Annual Report on Form 10-K for the year ended December 31, 2016.
The Board and its committees regularly review information regarding, among other things, our operations, loss reserves, acquisitions, credit, liquidity, investments, active underwriting, information security, and the risks associated with each. Management is responsible for the operation of the Company’s risk management function, including identifying, monitoring, prioritizing, and addressing risks, and management reports to the Board and its committees. In 2017, this reporting will include significant interaction with the newly created Risk Committee.
 Our committees support the Board’s oversight of risk management in the following ways:

Committee		Risk Management Responsibilities
Risk Committee	•	Assists the Board in overseeing the integrity and effectiveness of the Company's ERM framework
	•	Reviews and evaluates the risks to which the Company is exposed
	•	Monitors the guidelines and policies that govern the process by which the Company identifies, assesses, and manages its exposure to risk
	•	Reviews reinsurance programs and practices to ensure consistency with the Company's business plan and aggregate written exposures
	•	Reviews our overall risk appetite with input from management
Audit Committee	•	Oversees the Company's internal controls over financial reporting
•
Receives direct reports on internal controls from the Company’s Internal Audit leadership, who meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman

	•	Reviews information security matters and makes recommendations to the Board
	•	Receives direct reports on ERM at least annually
Compensation Committee	•
Oversees risks relating to the Company's compensation programs and plans (as more fully described in "Executive Compensation - Compensation Discussion and Analysis - Compensation Risk Assessment" on page 44)

•
Conducts an annual risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for employees to take inappropriate or excessive risks

Nominating and Governance Committee	•	Oversees risks relating to corporate governance matters, including with respect to reviewing Board and Committee composition and the Company’s relations with shareholders
	•	Oversees and supports the Board in management succession planning
Investment Committee	•	Regularly evaluates and tests the Company's investment portfolio and investment strategies under various stress scenarios
	•	Oversees compliance with investment guidelines, which assist the Company in monitoring the Company's investment-related risks
	•	Monitors and evaluates the Company's internal investment management department and external investment managers
	•	Oversees the Company’s investment systems and technology resources and any associated risks

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Director Nominations, Qualifications and Recommendations
When identifying and evaluating director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below. The Nominating and Governance Committee has primarily identified candidates through its periodic solicitation of recommendations from members of the Board and individuals known to the Board, use of third-party search firms retained by the Nominating and Governance Committee, and shareholders, although in certain private placement or acquisition-related transactions, parties have obtained the right to designate a board representative.
Sumit Rajpal, who had been the director representative from Goldman Sachs, resigned from the Board in September 2016. In February 2017, the Board appointed Jie Liu, a Managing Director of Hillhouse Capital, to fill the vacancy left by Mr. Rajpal's resignation. Several directors had opportunities to meet with Mr. Liu prior to his nomination to serve as a director. The Board determined that Mr. Liu, who has significant investment and finance expertise stemming from his role at Hillhouse Capital, was a natural fit to fill the vacancy on the Board created by Mr. Rajpal's departure.
We did not make significant changes to our Board during 2016 because we added five new independent directors in the prior year. Those 2015 changes arose because our directors noted the relatively small size of the Board at the time, considered the changes to our business and our overall growth, and identified several key skills and qualifications they believed would benefit the quality, diversity, and function of the Board as a whole. The Board sought regulatory experience, industry-specific audit and accounting expertise, active underwriting expertise, and compensation committee experience. The Board also determined that identifying UK or European-based directors was important, as the then-serving non-employee directors were primarily US residents despite the Company's significant UK and European operations.
The Nominating and Governance Committee led our efforts to identify suitable candidates. The Nominating and Governance Committee used a third-party search firm, reviewed former directors of insurance businesses impacted by recent merger activity, and considered suggestions from Board members familiar with candidates' experience in the industry. Once a candidate was identified, the Nominating and Governance Committee undertook an evaluation process.
The evaluation of new director candidates involves several steps, not necessarily taken in any particular order. The Nominating and Governance Committee reviews the candidate's qualifications and background of the candidate (which includes securing a resume and other background data and background checks), and evaluates the candidate's attributes relative to the identified needs of the Board. If the Nominating and Governance Committee wishes to pursue a candidate further, it arranges candidate interviews with committee members and other directors. After assessing feedback, the Nominating and Governance Committee presents each nominated candidate to the Board for consideration.
For incumbent directors, the Nominating and Governance Committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidates proposed for election as director at the Annual General Meeting, with the Board unanimously agreeing on the nominees.
Director Qualifications
We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve our needs and the interests of our shareholders. While we do not have a formal diversity policy for selection of directors, we consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry.

Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the
Company and navigate our run-off and active underwriting businesses.

Enstar Group Limited	17	2017 Proxy Statement

Board Skills Summary
The chart below highlights several categories of skills for our directors, and we have indicated the particular strengths of each director in the columns shown. While many of our directors have a wide range of experience covering all of these areas, we specifically designate expertise or leading experience.

	Extensive Insurance Industry Experience	Risk Management	Finance and Accounting	Investment	Strategy	Corporate Governance	Regulatory and Government
Robert Campbell		☑	☑	☑		☑
Rick Becker	☑	☑	☑		☑	☑
Sandra Boss		☑	☑		☑	☑	☑
James Carey	☑		☑	☑	☑
Hans-Peter Gerhardt	☑				☑		☑
Jie Liu			☑	☑	☑
Paul O'Shea	☑		☑		☑		☑
Hitesh Patel	☑	☑	☑	☑		☑	☑
Dominic Silvester	☑		☑		☑
Poul Winslow		☑	☑	☑		☑
Shareholder Recommendations
In accordance with its charter, the Nominating and Governance Committee will consider director candidates submitted by shareholders. Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees it selects itself.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or was during 2016 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2016, no executive officer served as a member of the Compensation Committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.
Code of Conduct
We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executives and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance by clicking on "Code of Conduct."
In addition, any shareholder may receive a copy of the Code of Conduct or any of our committee charters in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period. No such waivers currently exist.

Enstar Group Limited	18	2017 Proxy Statement

Shareholder Communications with the Board
Shareholders and other interested parties may send communications to the Board by sending written notice to:

Enstar Group Limited Attention: Corporate Secretary P.O. Box HM 2267 Windsor Place, 3rd Floor 22 Queen Street Hamilton, HM JX Bermuda
The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director.
Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of the Board, our Corporate Secretary will present a summary of all communications received since the previous meeting that were not forwarded and will make those communications available to the directors on request.

Enstar Group Limited	19	2017 Proxy Statement

DIRECTOR COMPENSATION
2016 Director Compensation Program
Our Compensation Committee is responsible for periodically reviewing non-employee director compensation and making recommendations to our Board with respect to any changes. The Compensation Committee conducts a comprehensive review no less than biennially, which may include working with our independent compensation consultant.
In 2016, our director compensation program included:

•	a retainer payable quarterly for non-employee directors, and additional retainers payable quarterly for the Chairman of the Board and certain committee chairs;

•	an equity retainer payable annually in the form of restricted ordinary shares with a one-year vesting period for non-employee directors and the Chairman of the Board; and

•	meeting fees for all Board and committee meetings attended.
Directors who are employees of the Company receive no fees for their services as directors. Pursuant to the terms of his employment with CPPIB, cash fees earned by Mr. Winslow are paid directly to CPPIB, and he has waived his equity retainer fee.
Our director retainer and meeting fees in place as of December 31, 2016 are set forth below. Committee fees differ due to workload and composition of each committee (i.e., whether the members are predominantly non-employee or employee directors) and are periodically evaluated by the Compensation Committee.

2016 Retainer Fees	Annual Amounts Payable	2016 Meeting Fees	Amounts Payable for Attendance
Non-Employee Directors(1)	$150,000	Board Meetings	$3,500
Chairman of the Board(1)	$100,000	Telephonic Board Meetings	$1,000
Audit Committee Chairman	$10,000	Audit Committee Meetings	$1,500
Compensation Committee Chairman	$10,000	Compensation Committee Meetings	$1,250
Nominating and Governance Committee Chairman	$5,000	Nominating and Governance Committee Meetings	$—
Investment Committee Chairman	$5,000	Investment Committee Meetings	$1,250
Underwriting and Risk Committee Chairman	$—	Underwriting and Risk Committee Meetings	$—

(1)	The non-employee director fee and the chairman's fee are each payable half in cash and half in restricted ordinary shares subject to a one-year vesting period.
Deferred Compensation Plan
The Amended and Restated Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the "Deferred Compensation Plan") provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his or her cash or equity compensation until retirement or termination and (ii) to receive all or a portion of his or her cash compensation for services as a director in the form of our ordinary shares instead of cash.
Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director leaves the Board. The lump sum share unit distribution is made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable. A director's participation in the Deferred Compensation Plan does not affect the vesting schedule of the equity portion of the retainer fees described above.

Enstar Group Limited	20	2017 Proxy Statement

Director Compensation Table
The following table summarizes the 2016 compensation of our non-employee directors who served during the year. Messrs. Silvester and O'Shea, as employees, are not eligible to receive compensation for Board service.

Name	Fees Earned or Paid in C(ash ($)(1)(2)	Stock Awards ($)(2)(3)	Total ($)
Robert J. Campbell	$176,250	$125,000		$301,250
Rick Becker	$120,000	$75,000		$195,000
Sandra L. Boss	$94,000	$75,000		$169,000
James D. Carey	$90,500	$75,000		$165,500
Hans-Peter Gerhardt	$87,500	$75,000		$162,500
Hitesh R. Patel	$97,500	$75,000		$172,500
Sumit Rajpal(4)	$—	$—	$
Poul A. Winslow(5)	$75,000	$—		$75,000

(1)	Director fees listed in this column may be deferred by directors under the Deferred Compensation Plan. See footnote 3.

(2)
Share units (rounded to the nearest whole share) acquired in lieu of the cash compensation portion of director retainer fees for 2016 under the Deferred Compensation Plan were as follows: (a) Mr. Campbell — 1,107 units; (b) Mr. Becker — 377 units; (c) Mr. Carey — 538 units; and (d) Mr. Patel — 153 units. Total share units under the Deferred Compensation Plan held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(3)
This column lists the aggregate grant date fair value of Enstar restricted ordinary shares awarded to directors as part of their Board retainer and Chairman of the Board retainer, computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718. The value of the restricted ordinary shares is determined based on the closing price of our ordinary shares on the grant date. For information on the valuation assumptions with respect to awards made, refer to Note 19 to our consolidated financial statements for the year ended December 31, 2016, as included in our Annual Report on Form 10-K for the year ended December 31, 2016. The amounts above reflect the grant date fair value for these awards, excluding the accounting effect of any estimate of future forfeitures, and do not necessarily correspond to the actual value that might be recognized by the directors.

Restricted ordinary shares are subject to a one-year vesting period and are forfeited in their entirety if a director leaves the Board prior to the vesting date. Restricted ordinary share awards listed in this column may be deferred by directors under the Deferred Compensation Plan in the form of restricted share units, subject to the same one-year vesting period ("RSUs"). The number of restricted ordinary shares or RSUs (rounded to nearest whole share) acquired by our directors during 2016 was as follows: (a) Mr. Campbell — 758 RSUs; (b) Mr. Becker — 455 RSUs; (c) Ms. Boss — 455 restricted ordinary shares; (d) Mr. Carey – 455 RSUs; (e) Mr. Gerhardt — 455 restricted ordinary shares; and (f) Mr. Patel — 455 RSUs. Fractional amounts are payable in cash at the time of vesting. Total restricted ordinary shares and RSUs held by directors as of the record date are described in the footnotes to the Principal Shareholders and Management Ownership table.

(4)	Mr. Rajpal stepped down from the Board on September 16, 2016. He had waived all fees for his services.

(5)	Mr. Winslow has waived his equity retainer. Fees earned by him in cash are payable directly to CPPIB pursuant to the terms of his employment.

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EXECUTIVE OFFICERS

DOMINIC F. SILVESTER
Title: Chief Executive Officer Since: 2001 Age: 56
Biographical Information: Dominic Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and for which Mr. Silvester has since then served as Chief Executive Officer. Prior to co-founding the Company, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited from 1988 until 1993.

PAUL J. O’SHEA
Title: President Since: 2001 Age: 59
Biographical Information: Paul O’Shea was appointed as President in December 2016, when he was also named Executive Chairman of StarStone. He previously served as EVP and Joint Chief Operating Officer of the Company since our formation in 2001, and has also been a director throughout this time. He leads our mergers and acquisitions operations, including overseeing our transaction sourcing, due diligence, and negotiations processes. In 1994, Mr. O’Shea joined Messrs. Silvester and Packer in their run-off business venture in Bermuda, and he served as a director and EVP of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. Prior to co-founding the Company, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group from 1985 until 1994.

MARK W. SMITH
Title: Chief Financial Officer Since: 2015 Age: 64
Biographical Information: Mark Smith was appointed Chief Financial Officer of the Company, effective August 15, 2015. He had previously been a Partner at Deloitte & Touche, Bermuda since 1988 in Deloitte's accounting and auditing services group, where he had a distinguished public accounting career specializing in the insurance industry. Mr. Smith most recently served as the head of the financial advisory practice at Deloitte & Touche, Bermuda. He is chairman of the Insurance Advisory Committee, a Bermuda statutory committee that provides advice on insurance regulatory matters.

ORLA M. GREGORY
Title: Chief Operating Officer Since: 2015 Age: 43
Biographical Information: Orla Gregory was appointed as Chief Operating Officer during 2016. Prior to that she served as Chief Integration Officer starting in 2015. She previously served as EVP of Mergers and Acquisitions of our subsidiary, Enstar Limited, since May 2014, and prior to that was SVP of Mergers and Acquisitions since 2009. She has been with the Company since 2003. Ms. Gregory worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Investment Accountant. Prior to this, Ms. Gregory worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

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PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP
The following table sets forth information as of April 17, 2017 (unless otherwise provided herein) regarding beneficial ownership of our voting ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our current directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.
The following table describes the ownership of our voting ordinary shares (including restricted voting ordinary shares), which are the only shares entitled to vote at the Annual General Meeting. Percentages are based on 16,418,069 ordinary shares outstanding as of April 17, 2017.
In addition to voting ordinary shares, there were a total of 3,004,443 issued and outstanding non-voting ordinary shares as of April 17, 2017. Of these shares, CPPIB owns 1,192,941 Series C non-voting ordinary shares and 404,771 Series E non-voting ordinary shares that, together with its voting ordinary shares held directly and indirectly, represented an economic interest of approximately 19.8% as of April 17, 2017. Funds managed by Hillhouse Capital own 1,406,731 Series C non-voting shares, which together with their voting shares and warrants, represented an economic interest of approximately 9.8% as of April 17, 2017. For additional information on our non-voting ordinary shares, refer to Note 17 to our consolidated financial statements of our Annual Report on Form 10-K for the year ended December 31, 2016.
Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Canada Pension Plan Investment Board[2]	1,501,211	9.1%
Akre Capital Management, LLC[3]	1,458,812	8.9%
Trident V, L.P. and related affiliates[4]	1,350,000	8.2%
Beck Mack & Oliver LLC[5]	809,318	4.9%
Poul A. Winslow[6]	741,735	4.5%
Dominic F. Silvester[7]	490,732	3.0%
Nicholas A. Packer[8]	319,901	1.9%
Paul J. O’Shea[9]	185,960	1.1%
Robert J. Campbell[10]	180,847	1.1%
Orla M. Gregory[11]	8,796	*
Mark W. Smith[12]	6,247	*
James D. Carey[13]	5,054	*
Rick Becker[14]	1,794	*
Hans-Peter Gerhardt[15]	1,100	*
Sandra L. Boss[16]	1,051	*
Hitesh R. Patel[17]	1,205	*
Jie Liu[18]	435	*
All Current Executive Officers and Directors as a group (12 persons)[19]	1,624,956	9.9%

*	Less than 1%

(1)
Our bye-laws would reduce the total voting power of any US shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)
Based on information provided in a Schedule 13D filed jointly on November 23, 2016 by (i) CPPIB, (ii) CPPIB Epsilon Ontario Limited Partnership ("CPPIB LP"), (iii) CPPIB Epsilon Ontario Trust ("CPPIB Trust"), and (iv) Poul A. Winslow, R. Scott Lawrence and Eric M. Wetlaufer. CPPIB's reported holding of 1,501,211 ordinary shares excludes 741,735 ordinary shares held indirectly through CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is a trustee of CPPIB Trust. By virtue of his role as a trustee of CPPIB Trust, Mr. Winslow has shared voting and shared dispositive power over the shares, but has no pecuniary interest in the shares (see footnote 6). CPPIB also owns 1,192,941 Series C non-voting ordinary shares and 404,771 Series E non-voting ordinary shares. The principal address of the above persons and entities is One Queen Street East, Suite 2500 Toronto, ON M5C 2W5 Canada.

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(3)
Based on a Schedule 13G filed jointly on February 13, 2017 by Akre Capital Management, LLC ("Akre Capital"), Akre Focus Fund, and Charles T. Akre, Jr. Akre Capital and Mr. Akre have shared voting and shared dispositive power over 1,447,760 shares. Akre Focus Fund has shared voting and shared dispositive power over 921,000 shares, and Mr. Akre has sole voting and sole dispositive power over 11,052 shares. The principal address of Akre Capital and Mr. Akre is P.O. Box 998, Middleburg, Virginia 20118. The principal address of Akre Focus Fund is 2020 East Financial Way, Suite 100, Glendora, California 91741.

(4)
Based on information provided in a Schedule 13D/A filed jointly on November 25, 2016 by Trident V, L.P. ("Trident V"), Trident V Parallel Fund, L.P. ("Trident V Parallel"), Trident V Professionals Fund, L.P. ("Trident V Professionals" and, together with Trident V and Trident V Parallel, the "Stone Point Partnerships"), Trident Capital V, L.P. ("Trident V GP"), Trident Public Equity GP LLC ("TPE GP"), Trident Public Equity LP ("TPE LP"), and Stone Point Capital LLC ("Stone Point"). Consists of 1,350,000 ordinary shares held by TPE LP. TPE LP, TPE GP, the Stone Point Partnerships and Trident V GP have shared voting and shared dispositive power with respect to all of the ordinary shares held by TPE LP. Trident V GP, Trident Capital V-PF, L.P. ("Trident V Parallel GP"), Stone Point GP Ltd. ("Trident V Professionals GP") and TPE GP (together, the "GPs") are the sole general partners of Trident V, Trident V Parallel, Trident V Professionals and TPE LP, respectively. Pursuant to TPE LPs limited partnership agreement, any action by TPE LP with respect to the ordinary shares must be approved by a unanimous vote of the limited partners of TPE LP. Therefore, each of the Stone Point Partnerships may be deemed to beneficially own any shares directly held by TPE LP. In addition, the limited partnership agreements of each of the Stone Point Partnerships and TPE LP have the effect of conferring dispositive and voting power over the ordinary shares held by TPE LP to the GPs. Pursuant to certain management agreements, Stone Point has received delegated authority from the GPs to exercise voting rights of the ordinary shares on behalf of the partnerships, subject to certain limitations, but Stone Point does not have dispositive power over the ordinary shares. Each of the GPs and the Stone Point Partnerships has disclaimed beneficial ownership of the ordinary shares that are, or may be deemed to be, directly beneficially owned by TPE LP, except to the extent of their respective pecuniary interests therein. James Carey, a member of our Board, is a member and senior principal of Stone Point, an owner of one of four general partners of each of Trident V GP and Trident V Parallel GP, and a shareholder and director of Trident V Professionals GP. See footnote 13 with respect to 3,082 ordinary shares issuable to Mr. Carey pursuant to the Deferred Compensation Plan and not included in the Partnerships’ total reported holdings of 1,350,000 shares. Although these share units accrue to Mr. Carey personally, he holds these share units solely for the benefit of Stone Point, which may be deemed an indirect beneficial owner. The principal address for the Stone Point Partnerships, Trident V GP, TPE GP, TPE LP and Stone Point is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(5)
Based on information provided in a Schedule 13G filed on January 31, 2017 by Beck, Mack & Oliver LLC ("Beck Mack"), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. None of these clients owns more than 5% of the Company’s ordinary shares. As of December 31, 2016, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 768,014 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell, which are described in footnote 10.

(6)
Mr. Winslow disclaims any beneficial ownership of the shares owned by CPPIB. See footnote 2. Mr. Winslow is the trustee of the CPPIB Trust, which is the general partner of CPPIB LP, but he has no pecuniary interest in the shares held by CPPIB LP.

(7)
Consists of 35,339 ordinary shares held directly by Mr. Silvester and 455,393 shares held indirectly by Rock Pigeon Limited, a Guernsey company, of which Mr. Silvester and his spouse own 58.66% and 41.34%, respectively.

(8)
Consists of (a) 16,695 ordinary shares held directly by Mr. Packer and (b) 303,206 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is R&H Trust Co. (BVI) Ltd. Mr. Packer ceased to be an executive officer as of December 16, 2016 but remained employed by the Company through December 31, 2016 in a transition role.

(9)
Consists of (a) 31,629 ordinary shares held directly by Mr. O’Shea and (b) 154,331 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(10)
Consists of (a) 49,256 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held by a self-directed pension plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust, and (i) 13,141 ordinary shares issuable pursuant to the Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors. Does not include 786 RSUs scheduled to vest April 3, 2018. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(11)	Consists of 8,796 ordinary shares held directly by Ms. Gregory.

(12)	Includes 2,082 restricted ordinary shares held directly by Mr. Smith scheduled to vest March 31, 2018.

(13)
Includes 3,082 ordinary shares issuable pursuant to the Deferred Compensation Plan held by Mr. Carey solely for the benefit of Stone Point, of which Mr. Carey is a senior principal. Does not include 393 RSUs scheduled to vest April 1, 2018. Mr. Carey disclaims beneficial ownership of these share units, except to the extent of his pecuniary interest therein, if any. Stone Point may be deemed an indirect beneficial owner of these ordinary shares. Does not include the ordinary shares held by the Trident V funds described in footnote 4. Mr. Carey is a member of the investment committee and owner of one of the four general partners of both of Trident V GP (the general partner of Trident V) and Trident Capital V-PF (the general partner of Trident V Parallel). Mr. Carey is also a member and senior principal of Stone Point and a shareholder and director of Stone Point GP Ltd., which is the general partner of Trident V Professionals. Mr. Carey disclaims beneficial ownership of the shares held of record or beneficially by the Partnerships, except to the extent of any pecuniary interest therein.

(14)	Consists of 1,794 ordinary shares issuable to Mr. Becker pursuant the Deferred Compensation Plan. Does not include 393 RSUs scheduled to vest April 3, 2018.

(15)	Includes of 393 restricted ordinary shares held directly by Mr. Gerhardt scheduled to vest April 3, 2018.

(16)	Includes 393 restricted ordinary shares held directly by Ms. Boss scheduled to vest April 3, 2018.

(17)	Consists of 1,205 ordinary shares issuable to Mr. Patel pursuant to the Deferred Compensation Plan. Does not include 393 RSUs scheduled to vest April 3, 2018.

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(18)	Consists entirely of restricted ordinary shares scheduled to vest April 3, 2018.

(19)	See footnotes 6 though 18.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.
Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2016, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Procedures
From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions, called related-party transactions, are described below. All related party transactions require the approval of our Audit Committee (comprised entirely of independent directors), which reviews each transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2016 was approved by our Audit Committee. Investment transactions with related parties are also subject to the review and approval of our Investment Committee.
In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. The Code of Conduct requires these individuals to raise any proposed or actual transaction that they believe may create a conflict of interest for Audit Committee consideration and review. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member is expected to recuse himself from the matter, and the non-interested members of the Audit Committee review the transaction.
On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he or she, or any member of his or her immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.
Investments and Transactions Involving Affiliates of Certain Shareholders
Transactions with Trident and its Affiliates
Following several private transactions occurring from May 2012 to July 2012, Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, "Trident") acquired 1,350,000 of our ordinary shares (which as of April 17, 2017 constitute approximately 8.2% of our ordinary shares). On November 6, 2013, we appointed James D. Carey to our Board of Directors. Mr. Carey is the sole member of an entity that is one of four general partners of the entities serving as general partners for Trident, is a member of the investment committees of such general partners, and is a member and senior principal of Stone Point Capital LLC ("Stone Point"), the manager of the Trident funds.
Prior to Trident’s acquisition of our ordinary shares in 2012, we invested in SKY Harbor Global Funds ("SKY Harbor"), which is managed by companies in which the Trident funds have indirect ownership interests. Additional allocations to this investment were approved by our Audit and Investment Committees and made in subsequent years. As of December 31, 2016, we had made aggregate investments of $150.0 million in Sky Harbor, which had an aggregate fair value of approximately $165.5 million. The manager of SKY Harbor charges certain fees to the funds it manages. These fees are deducted within the net asset value of the fund and totaled approximately $0.7 million for the year ended December 31, 2016. We are treated no less favorably than similarly situated investors in the fund.
During 2014, we made a commitment to invest up to $20.0 million in Trident VI Parallel Fund and Trident VI Parallel AIV-I, L.P., which are managed by Stone Point, and in August 2015, we made a $15.0 million commitment to T-VI Co-Invest-A L.P., also managed by Stone Point. As of December 31, 2016, we had funded $21.7 million of our commitments to the Trident VI funds and T-VI Co-Invest-A fund, and such investments had a fair value of $25.2 million. Stone Point charges fees to the funds it manages (other than T-VI Co-Invest-A, L.P.), which are deducted within the net asset value of the funds and totaled approximately $0.3 million for the year ended December 31, 2016. We are treated no less favorably than similarly situated investors in the funds. The Trident VI funds and the T-VI Co-Invest-A fund collectively own an approximately 43% interest in Alliant Insurance Services, an insurance brokerage firm. Alliant Insurance Services has provided brokerage services to our StarStone companies in the ordinary course of

Enstar Group Limited	26	2017 Proxy Statement

business and receives commission fees for business produced (on an arm's-length basis). Subsequent to December 31, 2016, we made a commitment to invest up to $10.0 million in Trident VII, L.P., also managed by Stone Point.
During 2014, we invested in Eagle Point Credit Fund L.P., which is managed by Eagle Point Credit Management LLC, a company indirectly owned by Trident (the "EP Manager"). Mr. Carey is a director of the Board of Managers of the EP Manager. As of December 31, 2016, our investment totaled $9.5 million, and its fair value was $11.3 million. The EP Manager charges certain fees to the fund, which are deducted within the net asset value of the fund and totaled approximately $0.5 million for the year ended December 31, 2016. We are treated no less favorably than similarly situated investors in the fund. We also invested $24.9 million in shares of common stock of Eagle Point Credit Company, a registered investment company indirectly owned, in part, by Trident. As of December 31, 2016, the fair value of this investment was $20.9 million. We also have separate accounts managed by the EP Manager and PRIMA Capital Advisors, LLC, a registered investment adviser, which is indirectly owned, in part, by Trident. These accounts had a balance of $111.6 million and $103.5 million, respectively, as of December 31, 2016, and we incurred approximately $0.3 million and $0.2 million, respectively, in management fees for the year ended December 31, 2016.
During 2016, we invested in Marble Point Investments LP, the general partner of which is an affiliate of the EP Manager. As of December 31, 2016, we had invested $30.1 million.
Before Mr. Carey joined our board, we invested in Sound Point Capital Floating Rate Fund, a fund managed by Sound Point Capital. Mr. Carey has an indirect minority ownership interest in, and serves as a director on the board of managers of, Sound Point Capital. As of December 31, 2016, our total investment was $4.0 million, and its fair value was $6.6 million. During 2014, we invested $17.5 million in Sound Point Credit Opportunities Offshore Fund, Ltd., a fund managed by Sound Point Capital. This investment had a fair value of $18.8 million as of December 31, 2016. Sound Point Capital charges certain fees to the funds it manages, which are deducted from the net asset value of the funds and totaled approximately $0.4 million for the year ended December 31, 2016. We are treated no less favorably than similarly situated investors in the funds.
Sound Point Capital has acted as collateral manager for certain of our direct investments in CLO equity securities. The fair value of these investments was $20.3 million as of December 31, 2016. During 2016, we opened a separate account managed by Sound Point Capital, with a balance of $61.2 million as of December 31, 2016, with respect to which we incurred approximately $0.3 million in management fees for the year.
Fees charged pursuant to investments affiliated with entities owned by Trident or Sound Point Capital were on an arm's-length basis.
In addition, we have entered into certain agreements with Trident with respect to Trident’s co-investments in Atrium Underwriting Group Limited ("Atrium"), Arden Reinsurance Company Ltd. ("Arden"), and StarStone acquisitions. These include investors’ agreements and shareholders’ agreements, which provide for, among other things: (i) our right to redeem Trident’s 39.3% equity interest in the Atrium/Arden and StarStone transactions in cash at fair market value within the 90 days following the fifth anniversary of the Arden and StarStone closings, respectively, and at any time following the seventh anniversary of the Arden and StarStone closings, respectively; and (ii) Trident’s right to have its 39.3% equity co-investment interests in the Atrium/Arden and StarStone transactions redeemed by us at fair market value (which we may satisfy in either cash or our ordinary shares) following the seventh anniversaries of the Arden closing and StarStone closing, respectively. As of December 31, 2016, $435.6 million of the $454.5 million included as redeemable noncontrolling interest on our balance sheet relates to these Trident co-investment transactions. Pursuant to the terms of the shareholders’ agreements, Mr. Carey serves as a Trident representative on the boards of StarStone and the holding companies established in connection with the Atrium/Arden and StarStone co-investment transactions. Trident also has a second representative on these boards who is a Stone Point employee.
During the regular course of investing for our internally managed portfolios, we may use brokers owned by a fund managed by Stone Point (such as Amherst Pierpont, which is minority owned by the Trident IV funds, which are managed by Stone Point). There are no commissions paid and quantifying the amount of compensation to the brokers is not determinable. Brokers are selected from a competitive pool using a best price execution policy.
From time to time, certain of our directors and executive officers have made significant personal commitments and investments in entities that are affiliates of or otherwise related to funds managed by Stone Point or Sound Point Capital, including some of the entities listed above.
Transactions with CPPIB
CPPIB owns approximately 9.1% of our voting ordinary shares and additional non-voting shares that, together with its voting ordinary shares held directly and indirectly, represented an economic interest of approximately 19.8% as of April 17, 2017. Poul Winslow, of CPPIB, was appointed to our Board on September 29, 2015 in connection with CPPIB's shareholder rights agreement with us. 4.5% of the voting ordinary shares are held indirectly by CPPIB through

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CPPIB LP. CPPIB is the sole limited partner of CPPIB LP. CPPIB Trust is the general partner of CPPIB LP, and Mr. Winslow is a trustee of CPPIB Trust. By virtue of his role as a trustee of CPPIB Trust, in its capacity as general partner of CPPIB LP, Mr. Winslow has shared voting and shared dispositive power over the shares, but has no pecuniary interest in the shares.
On May 5, 2015, we acquired life settlements businesses from Wilton Re Ltd. ("Wilton Re") for total consideration payable of $173.1 million (described in Note 3 to our consolidated financial statements included within our Annual Report on Form 10-K for the year ended December 31, 2016). The final purchase price installment of $83.9 million was paid to Wilton Re on May 5, 2016. CPPIB purchased its voting and non-voting ordinary shares in Enstar subsequent to the closing of our transaction with Wilton Re. CPPIB, together with management of Wilton Re, owns 100% of the common stock of Wilton Re.
We also have a pre-existing reinsurance recoverable carried on our balance sheet at $9.4 million as of December 31, 2016 from Continental Assurance Company, a company acquired by Wilton Re after the reinsurance recoverable was established.
Transactions with Goldman Sachs Affiliates
Prior to September 2016, affiliates of Goldman, Sachs & Co. ("Goldman Sachs") owned approximately 4.1% of our Voting Ordinary Shares and 100% of our Series C Non-Voting Ordinary Shares ("Series C Shares"), which constituted an aggregate economic interest of approximately 17.5% (excluding the impact of Goldman Sachs' warrants to acquire additional Series C Non-Voting Ordinary Shares). During September 2016, Goldman Sachs affiliates: (i) sold a portion of their Voting Ordinary Shares, Series C Non-Voting Ordinary Shares, and warrants, following which they held an aggregate economic interest of approximately 8.5% and (ii) sold Series C Shares to Canada Pension Plan Investment Board ("CPPIB") that resulted in Goldman Sachs holding an aggregate economic interest of approximately 2.3%. In December 2016, we filed a registration statement at Goldman Sachs' expense, pursuant to which Goldman Sachs affiliates were permitted to offer their remaining Voting Ordinary Shares and Series C Shares for resale from time to time. In addition, Goldman Sachs affiliates completed a cashless exercise of their remaining warrants, which were exchanged for Series C Non-Voting Ordinary Shares and included under the registration statement. Sumit Rajpal, a managing director of Goldman Sachs who had been appointed to our Board of Directors in connection with Goldman Sachs’ investment in Enstar, resigned from our Board on September 16, 2016.
We have committed to invest up to $30.0 million in Vintage VI, L.P., a fund affiliated with Goldman Sachs. As of December 31, 2016, we had funded approximately $16.0 million of this investment, which had a fair value of $18.1 million. We have also committed to invest up to $25 million in West Street Capital Partners VII, a private equity fund managed by Goldman Sachs' Merchant Banking Division. As of December 31, 2016, we had funded approximately $1.3 million of this investment, which had a fair value of $1.3 million. The fund managers charge certain fees to the funds they manage, which are deducted within the net asset value of the funds. These fees totaled approximately $0.5 million for Vintage and $nil million for the West Street fund for the year ended December 31, 2016. We are treated no less favorably than similarly situated investors in the funds.
We have also invested in indirect non-voting interests of two companies affiliated with Hastings Insurance Group Limited ("Hastings"). The aggregate amount invested as of December 31, 2016 was $13.2 million, and the fair value of the investment as of December 31, 2016 was $49.9 million. Our interests are held in accounts managed by affiliates of Goldman Sachs. Goldman Sachs affiliates have an approximately 38% interest in the Hastings companies, and Mr. Rajpal serves as a director of the entities in which we have invested. In connection with the Hastings investment, Goldman Sachs receives certain fees from us (on terms no less favorable than for similarly situated investors) pursuant to the terms of the documents governing the investments. For the year ended December 31, 2016, these fees totaled approximately $3.1 million.
During 2016, Goldman Sachs Asset Management, a Goldman Sachs affiliate, began providing investment management services to our subsidiaries pursuant to arm's-length agreements reflecting customary terms and conditions. Our interests are held in accounts managed by affiliates of Goldman Sachs, with a balance of $748.0 million as of December 31, 2016, with respect to which we incurred approximately $0.8 million in aggregate management fees for the year.
Fees charged pursuant to investments with affiliates of Goldman Sachs were on an arm's-length basis.
During the regular course of investing for our internally managed portfolios, we may use brokers affiliated with Goldman Sachs to execute ordinary course securities investment transactions through such brokers on arm's-length terms and conditions. There are no commissions paid and quantifying the amount of compensation to the brokers is not determinable. Brokers are selected from a competitive pool using a best price execution policy.

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KaylaRe
On December 15, 2016, our equity method investee, KaylaRe Holdings Ltd. ("KaylaRe") completed an initial capital raise of $620.0 million. We, through our subsidiary, own approximately 48.4% of KaylaRe's common shares. We also have a warrant to purchase up to 900,000 common shares of KaylaRe, exercisable upon an initial public offering or listing of KaylaRe’s common shares at an exercise price of $20.00 per share ("Warrant"). We have recorded the investment in KaylaRe using the equity method basis of accounting. Our investment in the common shares and warrants of KaylaRe was carried at $294.6 million in other assets on our consolidated balance sheet as of December 31, 2016.
In connection with our investment in KaylaRe, we entered into a Shareholders Agreement with the other shareholders in KaylaRe, including Trident (which owns approximately 8.1% of KaylaRe's common shares and a Warrant to purchase up to 150,000 common shares of KaylaRe) and HH KaylaRe Holdings, Ltd., an affiliate of Hillhouse Capital (which owns approximately 43.5% of KaylaRe's common shares and a Warrant to purchase up to 810,000 common shares of KaylaRe). The Shareholders Agreement (i) provides us with the right to appoint one member to the KaylaRe Board of Directors until the date that we own less than 1,250,000 common shares, (ii) includes a five year lock-up period on common shares of KaylaRe (unless KaylaRe completes an initial public offering before the expiry of this five year lock-up period), and (iii) provides customary tag-along rights and rights of first refusal in the case of certain proposed transfers by any other shareholder and customary preemptive rights in the event of a proposed new issuance of equity securities by KaylaRe. In the event that KaylaRe has not consummated an initial public offering by March 31, 2021, Trident has the right to require us and Hillhouse Capital to purchase on a pro rata basis all of their common shares in KaylaRe at the then-current fair market value.
Our subsidiary, Enstar Limited, acts as insurance and reinsurance manager to KaylaRe's subsidiary, KaylaRe Ltd. Affiliates of Enstar have also entered into various reinsurance agreements with KaylaRe Ltd., and KaylaRe Ltd. will also have the opportunity to participate in future Enstar legacy transactions. We also provide administrative services to KaylaRe and KaylaRe Ltd.
Through a Quota Share Agreement dated December 15, 2016, (the "KaylaRe-StarStone QS") several of our StarStone affiliates have entered into a Quota Share Treaty with KaylaRe Ltd. pursuant to which KaylaRe Ltd. reinsures 35% of all business written by these StarStone affiliates for risks attaching from January 1, 2016, net of the StarStone affiliates’ reinsurance programs. During the year ended December 31, 2016, StarStone ceded $117.6 million of premium earned, $75.7 million of net incurred losses and LAE and $42.5 million of acquisition costs to KaylaRe Ltd. under the KaylaRe-StarStone QS. These amounts were recorded in the aggregate as net incurred losses and LAE of $1.4 million in our consolidated statement of earnings for the year ended December 31, 2016 in accordance with retroactive reinsurance accounting. In addition, certain of our non-life run-off subsidiaries ceded $177.2 million of loss reserves to KaylaRe Ltd. during the year ended December 31, 2016, on a funds held basis.
Our consolidated balance sheet as of December 31, 2016 included the following balances related to transactions between us and KaylaRe and KaylaRe Ltd.: reinsurance recoverable of $242.1 million, prepaid reinsurance premiums of $109.0 million, funds held of $182.3 million recorded in other liabilities, insurance and reinsurance balances payable of $132.6 million, and ceded acquisition costs of $41.2 million recorded as a reduction of deferred acquisition costs.
Our former Executive Vice President and Joint Chief Operating Officer, Nicholas Packer, now serves as Chief Executive Officer of KaylaRe, and our CEO, Dominic Silvester, serves as a member of its board of directors. Jie Liu, a member of our Board of Directors and a Managing Director at Hillhouse Capital, also serves as a member of its board of directors.
Hillhouse Capital
Investment funds managed by Hillhouse Capital collectively own approximately 2.1% of Enstar’s voting ordinary shares. These funds also own non-voting ordinary shares and warrants to purchase additional non-voting ordinary shares, which together with their voting ordinary shares, represent an approximate 9.8% economic interest in Enstar. In February 2017, Jie Liu, a Managing Director of Hillhouse Capital, was appointed to our Board.
As of December 31, 2016, our equity method investee, KaylaRe, had investments in Hillhouse InRe Fund L.P., a fund managed by Hillhouse Capital with a fair value of $350.0 million. No fees were incurred in connection with this investment during 2016.

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Indemnification of Directors and Officers; Director Indemnity Agreements
We have Indemnification Agreements with each of our directors and Mr. Packer. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under our governing documents, or any other agreement, any vote of our shareholders or any applicable law.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Company Performance
Enstar had a strong year in 2016, posting record earnings and advancing our strategic objectives. Select highlights for the year included:

•	Growth in fully diluted book value per share of 10.8% (a compound annual growth rate of 16.3% since 2006, immediately prior to our public listing);

•	Net earnings of $264.8 million, a 48% increase from 2015;

•	Completed four major run-off transactions and added $1.4 billion in new insurance reserves; and

•	Increased total assets 9.3% (an increase of 118.6% since 2012).
The graphs below show that we have outperformed peer median, notably in GAAP return on equity and growth in book value per common share (compounded annually) during the one- and three-year periods ended December 31, 2016. Our Board monitors our performance versus our industry peers for background information purposes only, and relative performance metrics are not built into our incentive programs because of the unique nature of our business (as described in "- Peer Group" below).

*	Source: SNL Financial for peer company data.

Management Team
We are a growth company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company. During 2016, our executive officer team included:

•	Dominic Silvester - Chief Executive Officer ("CEO") and co-founder;

•	Paul O'Shea - Named President in December 2016; previously served as EVP and Joint Chief Operating Officer; co-founder;

•	Orla Gregory - Named Chief Operating Officer in December 2016; previously served as Chief Integration Officer;

•	Mark Smith - Chief Financial Officer ("CFO"); and

•	Nicholas Packer - EVP and Joint Chief Operating Officer until December 2016 when he separated from Enstar to become CEO of KaylaRe; co-founder.
Key Compensation Decisions for 2016 Performance Year
After considering our financial, operational, and strategic performance, the Compensation Committee made the following key compensation decisions:

•	Discontinued use of SAR awards;

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•	Made no new equity awards to executive officers with previously granted awards; and

•
Moved from our long-standing discretionary annual incentive award program to a more formalized program in which bonus opportunity was tied to financial and operational metrics. Financial objectives were awarded at "target" levels and operational objective awards varied from "threshold" to "maximum."

Results of Shareholder Vote on Compensation; Shareholder Engagement
At last year's annual general meeting held on June 14, 2016, our shareholders approved the compensation of our executive officers with 92% of the total votes cast in favor of the proposal, a significant increase from the prior year. While we seek to achieve higher than 92%, our Board of Directors considered the results as indicative of support for decisions and a recognition of the changes made to our compensation programs.
Shareholder Engagement
The Board elected to continue our shareholder outreach efforts, which we launched the previous year following extensive deliberation about the results of the 2015 vote. The engagement program was led by two Compensation Committee members. We spoke with shareholders representing 27.4% of our outstanding voting ordinary shares, as well as with two major proxy advisory firms, and reached out to additional shareholders inviting them to engage. We have taken, and continue to take, the feedback we received from our shareholders and advisory firms into account in making compensation decisions and designing future compensation programs.

What We Heard	What We Did
Establish rigorous performance objectives tied to defined pay-out levels for Annual Incentive Plan Awards, rather than relying on full discretion
Beginning with the 2016 award cycle under the new Annual Incentive Plan, the Compensation Committee has established performance objectives based on a combination of financial and operational goals, which will correspond to threshold, target, and maximum annual incentive award payments.

Our SAR awards are not viewed as sufficiently performance-based; long-term incentive awards should be redesigned
We did not make any new executive SAR awards following the annual general meeting, and we are working with our compensation consultant on structuring long-term incentive awards based on performance objectives relevant to our business model and long-term goals.

The impact of the SAR awards on overall compensation was not sufficiently clear
We clarified that the SAR awards granted in 2014 represented the long-term incentive component of our executives' compensation until their "cliff" vesting in 2017, and we did not grant any new equity to executives who held SARs.

Our selection of peers and relative compensation of executives could be clarified
We maintained our peer group in 2016 following changes in 2015 to remove two peers viewed as potentially outsized. Our discussions continue to provide us with an opportunity to describe why simple comparisons to "peers" present challenges for Enstar, given the unique nature of our business and our leadership structure, as described below in "-Peer Group."

Adopt a robust Clawback policy	We adopted a Clawback Policy in 2016 applicable to all cash and equity incentive awards, as described in "-Clawback Policy."
Objectives of our Executive Compensation Program
Our Committee is responsible for establishing the philosophy and objectives of our compensation program, designing and administering the various elements of our compensation program, and assessing the performance of our executive officers and the effectiveness of our compensation program in achieving their objectives.
We are a growth company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment, and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will:

Incentivize performance consistent with clearly defined corporate objectives
Align our executives’ long-term interests with those of our shareholders
Fairly compensate our executives
Retain and attract qualified executives who are able to contribute to our long-term success
We have specifically identified growing our net book value per share as our primary corporate objective over the long term. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by: (i) successfully completing new acquisitions; (ii) effectively managing companies and portfolios

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of business that we have acquired; (iii) executing on our active underwriting strategies; and (iv) prudently managing our investments in deploying our capital.
During 2016, the Compensation Committee selected additional financial metrics to be used in our annual compensation program, including earnings before income tax, growth in fully diluted book value per share, and return on equity. We also incorporated operational performance objectives similarly designed to drive success in these measures and to achieve long-term growth and success.
Roles of Executive Officers
The Compensation Committee makes compensation determinations for all of the executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Compensation Committee for salary adjustments and bonus awards for each executive officer, taking into consideration each executive's achievement of his or her operational performance objectives. He also makes recommendations regarding the overall size of the executive/employee bonus pool for our 2016-2018 Annual Incentive Program, which is 15% of our consolidated net after-tax profits unless the Compensation Committee exercises its discretion to decrease or increase the percentage. The Compensation Committee discusses all recommendations with Mr. Silvester and then meets in executive session without Mr. Silvester present to evaluate his recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.

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Principal Elements of Executive Compensation
Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements of our executive compensation as well as the other components of our program, each of which is described in more detail later in this proxy statement.

Principal Element	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of skills, experience and performance	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company performance in the preceding year
Annual Incentive Compensation	Provides "at risk" pay that reflects annual Company performance and individual performance
•  Aligns executive and shareholder interests
•  Designed to reward performance consistent with financial and individual operational performance objectives
•  2016 was our first year using defined performance objectives, following our previous use of a fully discretionary program

Long-Term Incentive Compensation
Provides equity-based pay, aimed at incentivizing long-term performance
Includes legacy SARs, which represent the right to receive an amount in cash equal to the appreciation in value of one ordinary voting share of the Company above the fair market value on the grant date
New performance stock unit ("PSUs") and restricted stock unit ("RSUs") awards were developed in 2016 and used with our non-executive senior management team; executives expected to move to this program in 2017

•  Aligns executive and shareholder interests
•  Drives long-term performance and promotes retention
•  Executive officer SARs granted in 2014 had a delayed "cliff" vesting of three years and limited period of exercisability after vesting (one year)
•  Shareholder dilution issues are considered when making equity awards

Other Benefits and Perquisites
Reflects the Bermuda location of our corporate headquarters, as well as specific local market and competitive practices such as retirement benefits, Bermudian payroll and social insurance tax contributions, CEO rental expense, and administrative assistance

•  Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent
•  Promotes retention of executive leadership team

Employment Agreements
Provides certain protections for executives and their families in the event of death or long-term disability, termination, or change in control
Change in control contractual benefits are payable only in a "double trigger" situation where employment is terminated following a change of control

•  Provides Company with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)
•  Promotes retention over a multi-year term and a sense of security among the leadership team
•  Consistent with competitive conditions and legal requirements in Bermuda and the U.K.

Compensation Allocations among Elements
For 2016, consistent with historic practices, we did not have a pre-established policy or target for the allocation of the components of our program, and the Compensation Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component. Although it does not mandate a specific allocation among the components of pay, the Compensation Committee believes that a meaningful portion of each executive’s total compensation should be "at risk" and performance-based.
Prior to 2014, our use of long-term incentive awards for our executive officers was limited. This reflected the significant existing ownership of our executive officer team - primarily our three co-founders, Messrs. Silvester, O'Shea, and Packer. It also reflected our Compensation Committee's desire to minimize dilution. Annual compensation was generally composed only of the annual incentive award, base salary and the value of other benefits. In 2014, we reshaped compensation allocations with the introduction of the SARs, which allocated more compensation to long-term, equity-based incentives, and less to short-term annual incentive awards. The SARs were granted and reported in their entirety in 2014 for Messrs. Silvester, O'Shea, and Packer, although they were intended to serve as the primary long-term incentive component for these executive officers through their scheduled cliff vesting in 2017.

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Because the full grant date fair value of the SARs was required to be reported in 2014, our reported mix of compensation in 2014 was heavily weighted to long-term "at-risk" awards. Conversely, we are reporting no long-term "at-risk" awards for 2016 with respect to executive officers who held SARs even though the value of the 2014 SAR awards is ultimately driven in part by the Company's three-year performance, including 2015 and 2016.
For 2016, performance-based compensation reported in the Summary Compensation Table constituted 55% of the Chief Executive Officer’s total compensation, consisting of only annual incentives, excluding other benefits and perquisites. On average for all other executive officers, the percentage for 2016 was 51%, consisting of only annual incentives for Messrs. O'Shea and Packer and Ms. Gregory, and a restricted share award to Mr. Smith who joined the Company in August 2015 and who did not hold SARs or other awards. Because of the impact of the full value of the SAR awards reported in 2014, 82% of our CEO's total compensation was at risk for that year, with 64% awarded as a long-term incentive. Similarly, 82% of our other executive officers' compensation for 2014 was at risk, with 56% awarded as long-term incentives. The changes in these percentages between 2014 and 2015/2016 do not represent a shift in the Compensation Committee's view of the relative weighting between base salaries, annual incentives, and long-term incentives, but rather reflect the reporting of the full value of the 2014 SAR awards in the year of grant.
*Excludes other benefits and perquisites.

Role of Compensation Consultants
The Compensation Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors and, before selecting a consultant or advisor, must consider its independence. During 2016, the Compensation Committee engaged McLagan, an Aon Hewitt Company ("McLagan"), to provide analysis of total direct compensation of our executive officers in comparison to our peer group, to assist in the construct of our peer group, and to provide design assistance with a long-term incentive program. McLagan reports directly to the Compensation Committee and has no personal or business relationship with any Committee member or member of Company management. McLagan provides no other services to the Company. McLagan’s fees for its services were $33,705 during 2016. McLagan is a division of Aon plc, the parent company of Aon Risk Solutions, Aon Benfield and Aon Hewitt, which provided brokerage-related services to the Company (primarily in relation to StarStone) of approximately $1.48 million in 2016. These brokerage-related services are unrelated to the services provided by McLagan and collectively represented approximately 0.00029% of Aon’s revenue in 2016.
The Compensation Committee assessed the independence of McLagan in light of applicable SEC and Nasdaq rules and reviewed responses from the consultant addressing factors related to its independence. Following this review, the Compensation Committee concluded that the firm was independent and that their advisory services did not raise any conflicts of interest.

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Peer Group
In making compensatory decisions with respect to the 2016 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the Compensation Committee reviewed publicly available executive officer compensation information described in the periodic filings of a group of other publicly traded companies. During early 2016, our Compensation Committee worked with McLagan to review and refresh our peer group, and the Compensation Committee again reviewed the peer group in late 2016, while reflecting upon merger activity in the industry and ongoing suitability.
Establishing a reliable peer group presents challenges for Enstar because our primary business is acquiring and operating companies and portfolios in run-off, whereas most in our industry focus primarily on writing new (re)insurance premiums. Run-off is a niche within the insurance industry, fragmented with only a handful of smaller specialist managers, and divisions within significantly larger insurance franchises. Our run-off businesses still generate the substantial share of our earnings. Certain aspects of our business also resemble private equity firms, but funds with publicly available data are typically size mismatches for Enstar. We have not identified another company that lists Enstar as its peer.
This year, we maintained our peer group from last year, following the Compensation Committee's determination that each fell approximately within our size guidelines and included comparable aspects of our business (e.g., acquisitive business models, active specialty underwriters, and a property and casualty insurer with run-off business).
While pay at these companies is generally relevant to provide a frame of reference to the Compensation Committee in determining executive compensation, the Compensation Committee reviewed the compensation paid by these companies for informational and overall comparison purposes only. We did not compensate our executives to align with a specific benchmark or target percentile or precise position within our peer group. Instead, we sought only to be generally competitive relative to our peers with the compensation we offer our executives. Given the significant differences between us and our most similar peers relating to business, operations, and executive team structure, we believe that formulaic benchmarking against our peer group or other companies to set 2016 compensation would not have provided meaningful guidance, although we will continue to evaluate our methodologies and views in future years.
The following companies were reviewed to provide an overall backdrop to the Compensation Committee’s decisions:

Alleghany Corporation	Allied World Assurance Company Holdings(1)	Argo Group International Holdings	Aspen Insurance Holdings	AXIS Capital Holdings
Endurance Specialty Holdings(1)	Hanover Insurance Group	Hiscox Ltd	Maiden Holdings	Navigators Group
OneBeacon Insurance Group	RenaissanceRe Holdings	Third Point Reinsurance	Validus Holdings	White Mountains Insurance Group

(1)	These companies will not appear in our peer group in future years following recent merger activity.
The peer group selection process focused on three criteria: (i) industry; (ii) geography (with a significant preference for the use of Bermuda companies); and (iii) size, with reference to: (A) total shareholders’ equity within approximately 0.5 to 2.5 times of our total shareholders’ equity and (B) total assets within approximately 0.5 to 2.5 times of total assets.
Industry. Given the lack of companies directly comparable to Enstar, we have designed our peer group around companies primarily focused on property and casualty (re)insurance, which are the companies against which we compete for talent. Where possible, we look for aspects of other companies that reflect elements similar to operations or strategies we have.
Geography. Publicly traded Bermuda companies (or publicly traded companies domiciled elsewhere with prominent Bermuda operations) are most relevant because these are the companies against which Enstar generally competes for talent, and the Compensation Committee believes market conditions across other Bermuda-based companies are largely what drives executives’ views as to whether they are compensated fairly and competitively. In 2015, we had added three companies domiciled in the US (Alleghany Corporation, Hanover Insurance Group, and Navigators Group) to our peer group for diversification given our significant US growth in recent years.
Size. Run-off profits are derived primarily from reserve releases rather than revenue, making peer comparison on the basis of revenue a much less relevant metric for us. The Compensation Committee designed our peer group targeting companies with approximately 0.5 to 2.5 times our shareholder equity or total assets (measured using financial

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data available at the time of consideration), which are metrics we find most relevant for purposes of comparison. The Compensation Committee also considers market capitalization in selecting a peer group.
Base Salaries
We set the salaries of our CEO and our other executive officers based on the scope of the executives’ responsibilities, taking into account the Compensation Committee's view of competitive market compensation for similar executive officer positions based on publicly available information available to the Compensation Committee. Our goal is to provide base salary amounts at levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.
Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Pursuant to the employment agreements we have with our CEO and our other executive officers, once increased, the executive officer’s annual salary cannot be decreased without his or her written consent.
The Compensation Committee increased 2016 executive base salaries by 2% in connection with the annual compensation review. Accordingly, annual base salary levels for the 2016 year were approved as follows (effective April 1, 2016): (i) Dominic Silvester - $2,274,600; (ii) Paul O'Shea - $1,246,603; (iii) Nicholas Packer - $1,246,603; (iv) Orla Gregory - $1,100,000; and (v) Mark Smith - $1,020,000.
Annual Incentive Compensation
Operation of 2016-2018 Annual Incentive Compensation Program
Our 2016-2018 Annual Incentive Compensation Program (the "Annual Incentive Plan") rewards performance consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings year over year. The percentage of net after-tax profits comprising the bonus pool is 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage. The Compensation Committee, in accordance with the CEO’s recommendation, elected to reduce the size of the 2016 bonus pool from 15% to 13.2% of net after-tax profits, resulting in a total bonus pool of $40.4 million. The Annual Incentive Plan provided for the grant of annual bonus compensation (a "bonus award") to all bonus-eligible employees, including our executive officers, and excluding Atrium staff. Atrium has a different bonus program, in which our executive officers are not eligible to participate.
Executive Officer 2016 Annual Incentive Plan Targets
During 2016, we implemented an inaugural set of Company financial and operational performance objectives under our Annual Incentive Plan and established a threshold, target, and maximum annual incentive award payment structure. This change to our program followed an evaluation of the voting results from the June 2015 annual general meeting and our engagement with shareholders.
Until 2016, our longstanding practice was to use a fully discretionary annual incentive award plan as a way of addressing our acquisitive business model, in which our executives are encouraged to pursue new transactions on an opportunistic basis. We often adapt our financial, strategic, and operational plans during the course of the year to pursue these developing opportunities, and our results during early years of integrating new business can be difficult to predict. In moving to the new approach, the Compensation Committee designed a program it believed was better aligned with the expectations of our shareholders and would incentivize our executives to achieve our strategic goals. The Committee will continue to evaluate our Annual Incentive Plan to ensure it is meeting these objectives.
The 2016 program operated as follows:

Base Salary ($) x Company Financial Performance Objective (%)	+	Base Salary ($) x Operational Performance Objective (%)	+/-	Committee Adjustment Amount	=	2016 Bonus Award
Company financial objectives and individual operations performance objectives each comprise half of the executive's bonus potential.

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Bonus Potential
In the early part of the year, the Compensation Committee determined threshold, target, and maximum bonus potential for each executive officer with reference to Company financial performance and individual operational performance objectives, each expressed as a percentage of base salary. In setting 2016’s bonus potential, the Compensation Committee considered historic compensation levels to ensure the program would reward strong performance, and motivate and retain our executives transitioning from the former fully discretionary program. For example, the bonus potential for Messrs. O’Shea and Packer were set at higher levels (relative to base salary) than other executives to reflect that historically these officers had received a larger portion of their overall compensation from annual bonus awards. The table below sets forth each executive's bonus potential, expressed as a percentage of base salary in effect as of April 1, 2016.

Executive	Base Salary	Threshold (% of Base Salary)	Target (% of Base Salary)	Maximum (% of Base Salary)
Dominic Silvester	$2,274,600	100%	115%	130%
Paul O’Shea	$1,246,603	100%	150%	200%
Orla Gregory	$1,100,000	85%	100%	115%
Mark Smith	$1,020,000	85%	100%	115%
Nicholas Packer	$1,246,603	100%	150%	200%
Company Financial Objectives
To determine the Company financial objectives, the Compensation Committee reviewed the 2016 business plan with the full Board and the executive officers and put in place a rigorous set of financial objectives. The Compensation Committee used three financial metrics:

•	earnings before income taxes;

•	growth in fully diluted book value per share; and

•	return on equity.
The Compensation Committee then selected thresholds, targets, and maximums for each of these metrics based on the Company's business plan objectives, which correspond to each executive’s bonus potential. At the time of the initial approval, the directors acknowledged that the targets were aggressive, that the Company's business plan may need to be adapted for us to pursue major developing opportunities, and that the business plan contained a number of assumptions integrally related to the estimated timing of acquisition and commercial transactions (subject to vary, sometimes significantly, from initial projections). Accordingly, the Compensation Committee stated that during the inaugural year of the program, it would reassess the Company's business plan with the Board in terms of appropriateness of assumptions and alignment with risk appetite. It planned to have a one-time reassessment and make adjustments to the Company's financial objectives if commercial and risk related circumstances dictated. Following the one-time reassessment, the financial objectives were adjusted to conform to the revised plan, and were set as follows:

Financial Metric	2015 Actual	2016 Threshold	2016 Target	2016 Maximum	2016 Actual	Weighting
Earnings Before Income Taxes (in millions)	$228.12	$289.48	$340.57	$391.65	$339.68	20%
Growth in Fully Diluted Book Value Per Share	8.7%	9.4%	11.1%	12.8%	10.8%	15%
Return on Equity	9.6%	9.4%	11.0%	12.7%	10.5%	15%
					Total	50%
In assessing the Company’s performance against these financial objectives, the program allows for the Compensation Committee to consider the impact on the Company’s financial statements of certain unplanned or unanticipated events and certain nonrecurring items to ensure that the achievement of financial objectives is properly linked to performance. For 2016, the Compensation Committee determined that the Company achieved the financial objectives at target level, noting that each target financial metric was substantially achieved and 97.8% of target had been achieved overall on a weighted-average basis.

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Earnings before income taxes was achieved within 0.3% (or $0.89 million) of what the Compensation Committee viewed as an aggressive target, representing a 48% increase from 2015 and our highest earnings to date. Growth in fully diluted book value per share was achieved within 0.3% of target, and return on equity was achieved within 0.5%. In reaching the determination that each metric had been achieved at target, the Compensation Committee considered that targets were substantially achieved despite the negative impact on all metrics of a $35 million expense related to outstanding staff SAR awards, which was primarily driven by the significant increase in the Company’s share price during the fourth quarter of 2016. The Compensation Committee also acknowledged that the results were very strong given the adaptations we made during the year in pursuit of opportunities.
Operational Performance Objectives
In early 2016, the Compensation Committee asked each executive to provide a proposed set of individual operational performance goals to the CEO. The CEO reviewed and discussed these goals with each executive and provided the agreed goals to the Compensation Committee for review, deliberation and revision. The CEO submitted his proposed set of individual goals directly to the Compensation Committee.
Following year-end, each executive submitted a self-appraisal of his or her performance versus the goals to the Compensation Committee and the CEO. The Compensation Committee discussed each appraisal with the CEO before making a determination and considered his thoughts and views on overall achievement levels. For the initial year of the Compensation Committee considered achievement of "threshold" level to meet operational performance expectations, with "target" level corresponding to above expectations, and "maximum" level corresponding to exceptional performance.
Dominic Silvester: Mr. Silvester's operational performance objectives included, among others, several strategic and operational objectives as follows: acquire targeted level of total loss reserves in line with strategic business growth objectives; launch our sponsored total return reinsurer at targeted levels of capitalization; develop the capabilities for Enstar’s Bermuda reinsurance subsidiary; and review, improve, and modernize identified functions through talent optimization and operating model improvements.
The Compensation Committee determined that Mr. Silvester achieved goals consistent with the target level of his bonus potential. Under Mr. Silvester's leadership, Enstar completed transactions in 2016 involving $1.4 billion in new gross loss reserves, and progressed significant transactions with QBE Insurance Group Limited ("QBE") and RSA Insurance Group PLC ("RSA") that closed in early 2017 and added a further $2 billion in gross loss reserves. He was instrumental in identifying new acquisition opportunities outside of the traditional insurance market, including with Dana Companies, LLC ("Dana"), which the Board sees as the types of transactions that are strategically significant to our future growth potential. The Compensation Committee recognized Mr. Silvester's involvement in the successful launch of KaylaRe Ltd., with initial capital of $620 million, including developing an important relationship with Hillhouse Capital. He also oversaw operating model improvement initiatives in several key functional areas, including through new senior hires who have made significant contributions. The Compensation Committee also noted his strong leadership, corporate development skills, and strategy execution during our most profitable year to date.
Paul O'Shea: Mr. O’Shea's operational performance objectives included: lead transactional oversight and negotiations of acquisitions of targeted level of total loss reserves in line with strategic business growth objectives; lead transactional oversight of launch of total return reinsurer at targeted levels of capitalization; provide direction and oversight for Enstar as a key member of the group executive team and of subsidiary boards; and contribute to growth strategy and structuring initiatives.
The Compensation Committee determined that Mr. O’Shea achieved goals at the target level of his bonus potential, noting in particular his significant efforts during a productive year of closing and progressing transactions. The Compensation Committee recognized that he led the negotiation and completion of Enstar's 2016 transactions and early 2017 transactions, including the $1.1 billion Allianz transaction and the QBE and RSA deals. He oversaw the coordination of ongoing due diligence of potential acquisitions and new projects. Mr. O'Shea led the development, negotiation, and completion of the KaylaRe transaction. He provided leadership in his executive role throughout the year, which was recognized with his appointment as President in December, and he was involved in operating model improvement initiatives. As Chairman of the Board of the Atrium Group, he provided additional leadership and in late 2016 became more engaged with the StarStone Group, taking on the role of Executive Chairman. In addition to meeting his operational objectives, the Compensation Committee recognized his significant efforts during the year, including his increased responsibilities.
Orla Gregory: Ms. Gregory's operational performance objectives included: successfully leading group-wide operational modernization initiatives with specific focus on certain departments; managing several large-scale IT, procurement, and HR projects; successfully overseeing new business integration; spearheading global change

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management and driving cultural changes; and providing direction, guidance, and leadership to executive and senior management teams.
The Compensation Committee determined that Ms. Gregory achieved goals at the maximum level of her bonus potential. The Compensation Committee recognized that throughout the year, she was primarily responsible for efforts to achieve our operational modernization initiatives, which included significant accomplishments in terms of improving numerous functions, and leading senior actuarial and investment appointments. She managed several transformative projects, including a major initiative to deliver scalable insurance processes and systems to our businesses and oversaw business integration related to new transactions. In addition to meeting her operational objectives, the Compensation Committee determined she had not only outperformed her objectives (which had been set pursuant to her original role as Chief Integration Officer), but also that she took on increasingly greater responsibility throughout the year and played a pivotal role in the executive leadership team. In recognition of this, she was named Chief Operating Officer. Following Mr. Packer's transition to KaylaRe and Mr. O'Shea's promotion to President, the Compensation Committee determined her performance and these factors warranted a bonus award exceeding the bonus potential originally established when she was Chief Integration Officer.
Mark Smith: Mr. Smith's operational performance objectives included: deliver compliant, enhanced financial reporting and Board reporting; build out a finance operating model to support future growth and scalability; achieve capital management goals, including credit facilities, intercompany consolidations and reorganizations, and develop the capabilities for Enstar’s Bermuda reinsurance subsidiary; implement changes to optimize financial planning and mergers and acquisitions support; and improve relationships and communications with external stakeholders.
The Compensation Committee assessed that Mr. Smith achieved his operational goals at target level. The Compensation Committee recognized that Mr. Smith led a successful year of financial reporting, enhancing our SEC and other filings and the efficiency of our closing processes. He led the amendment of our revolving credit facility, which improved our borrowing terms and increased our capacity, and the funds at Lloyd's facility for our syndicates that allowed us to optimize our capital position. Further, Mr. Smith led preparatory activities in 2016 related to our inaugural senior notes offering, which culminated in a March 2017 public offering. He also led the design and execution of intercompany transactions that have improved organizational capital management and created efficiencies. Mr. Smith improved the effectiveness and capabilities of our finance operations by supporting the centralization of our in-house actuarial, tax, and treasury capabilities and processes, all of which delivered value to the organization in 2016 and a decreased reliance on service providers. The finance team provided support to our mergers and acquisitions and integration teams, and Mr. Smith also helped advance our relations with regulators, investors, and agencies throughout the year.
Nicholas Packer: Mr. Packer's operational performance objectives included: deliver non-life run-off 2016 technical income plan results; deliver 2016 StarStone business plan and expense ratio targets; oversee key structuring transactions involving our UK companies; actively transition Enstar and StarStone duties and engage in start-up activities related to new role as CEO for our total return reinsurer; contribute to developing enterprise strategy; support specified internal operational and integration initiatives; and review and progress life segment strategy and drive continued life operations efficiencies.
The Compensation Committee determined that Mr. Packer achieved goals at the threshold level of his bonus potential. The Compensation Committee based its determination on non-life run-off technical income results and StarStone both meeting plan, with StarStone performing solidly by contributing significantly more to Enstar earnings and maintaining a 98.6% combined ratio that was in line with 2015, but just below expectations in terms of its key underwriting ratio metrics. The Compensation Committee noted strong progress on both our UK internal consolidation project, which we expect to result in cost savings and operating efficiencies, and StarStone UK's redomicile to Liechtenstein, which became even more significant following Britain's vote to leave the European Union. Throughout the year, Mr. Packer transitioned responsibilities to Enstar and StarStone senior management in preparation for his move to KaylaRe, which occurred in December 2016, and focused on start-up activities for the new entity.
Committee Adjustment Amount
The Committee Adjustment Amount allows for a positive or negative discretionary adjustment of up to 10% on the formulaic bonus outcome described above. Any Committee Adjustment Amount is applied based on the Compensation Committee's judgment of the executive’s performance, including for exceptional individual or team achievements. The Committee Adjustment Amounts set forth in the 2016 Bonus Calculations table reflect the views of the Compensation Committee summarized above.
For Ms. Gregory, the Compensation Committee applied an individual performance increase of 26.9%, which was above the maximum limit. This was done in response to Ms. Gregory’s promotion to Chief Operating Officer and assumption of significant additional duties and responsibilities during the year. In making Ms. Gregory's individual

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performance adjustment, the Compensation Committee considered internal pay equity, noting that Ms. Gregory did not receive a base salary increase, equity grant, or other incentive award at the time of her promotion.
2016 Bonus Calculations

Executive	Base Salary	Company Financial Objective Achieved	Corresponding % of Base Salary	Individual Operational Performance Objective Achieved	Corresponding % of Base Salary	Committee Adjustment Amount (% of formulaic bonus)	2016 Bonus Award
Dominic Silvester CEO	$2,274,600	Target	58%	Target	58%	7.0%	$2,800,000
Paul O’Shea President	$1,246,603	Target	75%	Target	75%	7.0%	$2,000,000
Orla Gregory COO	$1,100,000	Target	50%	Maximum	58%	26.9%	$1,500,000
Mark Smith CFO	$1,020,000	Target	50%	Target	50%	—%	$1,020,000
Nicholas Packer Former Joint COO	$1,246,603	Target	75%	Threshold	50%	(9.6)%	$1,408,254
Long-Term Incentive Compensation
We have established the 2016 Equity Incentive Plan (the "2016 Equity Plan") to provide our employees with long-term equity-based incentive compensation, which we believe furthers our objective of aligning the interests of management and the other plan participants with those of our shareholders. The 2016 Equity Plan was approved by a 99% vote of our shareholders at last year's annual general meeting and is administered by the Compensation Committee. In considering whether to make long-term equity-based compensatory awards and how to design them, the Compensation Committee takes into account shareholder dilution and burn rate issues and related concerns.
2016 Equity Plan Snapshot

What the Plan DOES		What the Plan DOES NOT DO
☑	Shareholder approval is required to issue additional shares	☒	No liberal share recycling
☑	Requires 12-month minimum vesting period for options/SARs (with 5% carve out pool)	☒	No evergreen renewal provision
☑	Applies annual award limits for employees and directors	☒	No granting of reload options
☑	Awards under plan are subject to our Clawback Policy	☒	No excise tax gross-up provision
☑	Pool was constituted solely of the shares that remained under the expired 2006 Equity Plan	☒	No liberal Change in Control definition
☑	Performance-based awards vest on a pro-rata basis at target level upon a Change in Control	☒	No single-trigger acceleration of awards upon a Change in Control if acquirer assumes the award or substitutes a new award
☑	All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the grant date	☒	No repricing or cash buy-out of underwater options and SARs without shareholder approval
2016 Awards
Following the adoption of the new equity plan in June 2016, the Compensation Committee worked with our independent compensation consultant to develop a long-term incentive program for senior management, non-executive staff based on principles of equity compensation it believes are aligned with shareholder expectations and best practice. The awards included a combination of three-year cliff-vesting performance stock unit awards tied to growth in fully diluted book value per share ("PSUs") and three-year tranche-vesting restricted stock unit awards ("RSUs"), with the ratio of PSUs to RSUs increasing with relative levels of seniority.
Since the outstanding executive officer SAR awards vest in 2017 for Messrs. Silvester, O'Shea, and Packer and Ms. Gregory, no new long-term incentive plan awards were granted to these executives during 2016. The Compensation Committee granted Mr. Smith an award of restricted stock with a grant date fair value of $1 million in March 2016 under

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the previous equity plan (and prior to the development of the PSU / RSU program for senior management). This was considered a sign-on award following his initial six-months and designed to allocate a meaningful portion of his compensation package to long-term incentives. The award vests in three substantially equal annual installments beginning March 31, 2016, subject to continued employment with the Company.
The Compensation Committee expects to leverage the newly developed PSU and RSU long-term incentive award structure in designing future equity awards to our executives, beginning in 2017.
2014 SAR Awards
Several of our executive officers were granted SAR awards during 2014, which vest in 2017. The grant date fair value of these awards was reported in the Summary Compensation Table for 2014, although the awards were intended to represent the long-term incentive component of these executives' compensation until vesting. The value of awards is tied directly to increases in our stock price, which closely aligns the interests of the executives with those of our shareholders, and have a delayed vesting period of three years from the grant date and a limited period of exercisability of one year following vesting. Noting the Compensation Committee’s desire to minimize equity dilution and the existing shareholdings of our executive officers, the Compensation Committee determined that the awards should only be able to be settled in cash, based on any appreciation in our stock price at the time of exercise. Following our shareholder engagement program in 2016, we considered to the views of our shareholders who did not agree that our SARs program was sufficiently performance based and recommended we redesign future awards; this resulted in the development of our PSU / RSU program.
We did not make any new executive SAR awards and do not intend to use them in the future. In February 2017, the Compensation Committee approved an acceleration of vesting of Mr. Silvester's SARs from August 13, 2017 to March 2, 2017, and a simultaneous shortening of the expiration date from August 13, 2018 to December 31, 2017. This was in connection with entering into a new employment agreement to retain Mr. Silvester until April 2020.
Alignment of Pay and Performance
Our executive compensation program links compensation to Company and individual performance over both the short- and long-term.

What We Reward:		How We Link Pay to Performance:		How We Pay:
Financial and operational out-performance, as measured against prior year and Board-approved plan Achievement of individual strategic goals	è
Financial Performance measured across 3 key metrics, against prior year and Board-approved plan:
-Earnings Before Income Tax
-Growth in Fully Diluted Book Value Per Share
-Return on Equity
Operational achievements, aimed at accomplishing annual and long-term strategic objectives
è
CEO Reported Pay

Increased vs. 2015, reflecting significantly increased earnings (48% growth in earnings before income tax and 20% growth in after-tax net earnings)

Other NEO Reported Pay

Collectively increased vs. 2015, on an annualized basis

Achievement of financial and operational goals, including major transactions and other accomplishments

Other Benefits and Perquisites
We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent and pursuant to contractual provisions. In 2016, our executive officers participated in the same group insurance and employee benefit plans, including long-term disability insurance, life insurance, and medical and dental benefits on the same basis as our other Bermuda salaried employees, and Mr. Silvester received certain additional expense reimbursements for non-plan medical and dental items. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. Our executive officers also receive payment in lieu of a retirement benefit contribution, as described below in the "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" under "Retirement and Other Benefits." Because our business is global but our headquarters are in Bermuda, many of our executives have relocated from their home countries, which results in them maintaining a second residence or having to travel to see family who may be in a different location, and we may provide

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reimbursements to help defray certain costs related to such travel and living arrangements. During 2016, we reimbursed Mr. Silvester for rental expenses related to his family residence in Bermuda, and certain expenses related to his relocation to the UK, which occurred in April 2017. We permit the use by Mr. Silvester of an Enstar employee and administrative assistant to provide services related to personal administrative matters, and we report the Company's aggregate incremental cost of providing such services in the Summary Compensation Table.
Executive Employment Agreements
See "Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of the material terms of these employment agreements.
Post-Termination Payments
Our employment agreements with our executive officers each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a "double trigger"), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances, payment of annual incentive bonus. We believe these benefits are common features in many of our peers’ compensation programs. See “Executive Compensation Tables - Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Employment Agreements with Executive Officers" below for a summary of these employment agreements. The terms of the employment agreements reflect arm’s-length negotiations between us and each executive officer.
Separately from our employment agreements and equally applicable to any employee participant, our 2006 Equity Plan, associated award agreements, and annual incentive plans provide that plan participants receive certain vesting benefits upon a change in control, unless determined otherwise by the Compensation Committee. These benefits are described below in "Executive Compensation Tables - Potential Payments upon Termination or Change in Control." However, the 2016 Equity Plan only provides for plan participants to receive accelerated vesting upon a change in control if the acquirer does not assume or convert the awards, or substitute new awards. In the case of performance-based awards that may be granted under the 2016 Equity Plan, if the acquirer does not assume, convert, or substitute awards, only a pro-rata portion of the target opportunity for the performance period would accelerate upon a change in control, based on the portion of the performance period that has been completed.
Clawback of Incentive Compensation
In 2016, our Board of Directors, upon recommendation of the Compensation Committee, adopted a Clawback Policy (the "Clawback Policy") that applies to all cash and equity incentive awards granted after its adoption. The Clawback Policy allows the Board of Directors or the Compensation Committee to recoup or "clawback" incentive compensation if an employee: (i) engages in misconduct pertaining to a financial reporting requirement under the federal securities laws that requires a restatement to correct an error; (ii) receives incentive compensation based on inaccurate financial or operating measure that when corrected causes significant harm to the Company; (iii) engages in any fraud, theft, misappropriation, embezzlement or dishonesty to the detriment of our financial results; or (iv) engages in conduct that is not in good faith and disrupts, damages, impairs, or interferes with our business, reputation, or employees.
In addition, our 2016-2018 Annual Incentive Plan works in conjunction with our Clawback Policy in that it allows the Compensation Committee to cancel an award if the program participant has engaged in conduct or acts determined to be materially injurious, detrimental or prejudicial to the Company's interest, and allows us to recoup any amount in excess of what the participant should have received under the terms of the award for any reason, including financial restatement, mistake in calculations or other administrative error. Awards made under our 2016 Equity Incentive Plan are also subject to the Clawback Policy. In addition to the policy, our equity plan provides that the Compensation Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares, options and stock appreciation rights for a period of up to 12 months prior to the grantee’s termination for cause.
Once final rules are adopted regarding clawback requirements under the Dodd-Frank Act, we will consider and adopt any additional responsive policies required. As a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances also apply to us.

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Other Matters
Hedging Prohibition
Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.
Executive Share Ownership
We currently do not require our executive officers to own a particular amount of our ordinary shares. The Compensation Committee is satisfied that the substantial equity holdings of our executive officers have been sufficient to provide motivation and align this group’s interests with the interests of our shareholders without formal share ownership guidelines. Our CEO and President beneficially own shares with a fair market value (as of the record date) in excess of 25 times their respective base salaries. Our COO and CFO (appointed as executives in 2015) have equity-based holdings equal to or greater than their base salaries. We continue to evaluate whether adopting share ownership guidelines would be appropriate for Enstar.
Tax and Accounting Treatment of Compensation
Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our US source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited US source income, this limitation has not historically impacted our decisions regarding executive compensation.
We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.
Compensation Risk Assessment
As part of our risk management practices, the Compensation Committee reviews and considers risk implications of and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Compensation Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Compensation Committee.
The review analyzes compensation governance processes, situations where compensation programs may have the potential to raise material risks to the Company, internal controls that mitigate the risk of incentive compensation having an adverse effect, and program elements that further mitigate these risks.
Through this review, the Compensation Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2016.
COMPENSATION COMMITTEE
B. Frederick Becker
Sandra L. Boss
Robert J. Campbell
Poul A. Winslow

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EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth compensation earned in 2016, 2015 and 2014 by our CEO, CFO, President, and Chief Operating Officer, who were our only executive officers serving as of December 31, 2016. Our former Joint Chief Operating Officer, Nicholas A. Packer, is also included. These individuals are referred to in this proxy statement as the "executive officers."

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)	Non-Equity Plan Incentive Compensation(2)		All Other Compensation	Total
Dominic F. Silvester(3)	2016	$2,263,450	$			$—	$—		$2,800,000	$882,939	$5,946,389
Chief Executive Officer	2015	$2,230,000		$2,000,000		$—	$—	$		$685,796	$4,915,796
	2014	$2,165,060		$2,200,000	$		$7,696,850	$		$600,326	12,662,236

Mark W. Smith(4)	2016	$1,015,000	$			$1,000,145	$—		$1,020,000	$147,283	$3,182,428
Chief Financial Officer	2015	$376,984		$500,000		$—	$—	$		$59,058	$936,042

Paul J. O’Shea(5)	2016	$1,240,492	$			$—	$—		$2,000,000	$169,832	$3,410,324
President	2015	$1,222,160		$1,600,000		$—	$—	$		$164,665	$2,986,825
	2014	$1,186,560		$1,750,000		$—	$5,644,346	$		$155,912	$8,736,818

Orla M. Gregory(6)	2016	$1,050,000		$199,250		$—	$—		$1,300,750	$150,783	$2,700,783
Chief Operating Officer	2015	$787,500		$1,000,000		$—	$—	$		$121,199	$1,908,699

Nicholas A. Packer(7)	2016	$1,240,492	$			$—	$—		$1,408,254	$169,832	$2,818,578
Former Executive Vice President and Joint Chief Operating Officer	2015	$1,222,160		$1,600,000		$—	$—	$		$164,665	$2,986,825
	2014	$1,186,560		$1,750,000		$—	$5,644,346	$		$155,912	$8,736,818

(1)
The amount shown in the Stock Awards column represents the aggregate grant date fair value of time-vested restricted shares granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The amounts reported in the Option Awards column reflects the grant date fair value of cash-settled SARs calculated using the Black-Scholes option-pricing model. The assumptions used in calculating the grant date fair value of the SARs are incorporated by reference to Note 19 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)
The amounts reported reflect the actual performance-based annual incentive bonuses paid to each named executive officer for the applicable fiscal year pursuant to the Annual Incentive Plan. The bonuses paid pursuant to the Annual Incentive Plan are described above in "Compensation Discussion and Analysis - Annual Incentive Compensation.”

(3)
All Other Compensation represents: (a) perquisites valued at aggregate incremental cost to Enstar, including (i) use of an Enstar employee and administrative assistant on work related to personal administrative matters ($180,334); (ii) certain rental expenses in Bermuda ($222,000); (iii) shipping expenses in preparation for relocation ($73,193); (iv) professional adviser fees in preparation for relocation ($72,659); and (v) additional medical and dental expense reimbursement ($62,625); and (b) other compensation, including (i) payment in respect of retirement benefit contribution ($226,345) and (ii) payment of the employee's share of Bermudian payroll and social insurance tax ($45,783). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(4)
All Other Compensation represents other compensation, including (i) cash payment in respect of retirement benefit contribution ($101,500) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($45,783). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(5)
All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($124,049) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($45,783). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(6)
All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($105,000) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($45,783). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

(7)
Mr. Packer resigned from his position as EVP and Joint Chief Operating Officer, effective December 16, 2016, and entered into a separation agreement. Pursuant to the separation agreement, he remained employed by the Company in a transition role through December 31, 2016. The agreement is described under "Narrative to Summary Compensation and Grants of Plan-Based Awards Table - Employment Agreements - Separation Agreement for Nicholas Packer." All Other Compensation represents other compensation, including: (i) cash payment in respect of retirement benefit contribution ($124,049) and (ii) payment of the employee’s share of Bermudian payroll and social insurance tax ($45,783). Both the retirement benefit contribution and the payroll and social insurance tax payment are payments we provide to all of our Bermuda-based employees.

Enstar Group Limited	45	2017 Proxy Statement

Grants of Plan-Based Awards in 2016

Name	Award Type	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant date fair value of Stock and Option Awards(3)
				Threshold	Target	Maximum
Dominic F. Silvester	Annual Incentive		n/a	$2,047,140	$2,615,790	$3,252,678
Mark W. Smith	Annual Incentive		n/a	$780,300	$1,020,000	$1,290,300
	Restricted Stock	February 23, 2016	March 2, 2016				6,247	$1,000,145
Paul J. O'Shea	Annual Incentive		n/a	$1,121,943	$1,869,905	$2,742,527
Orla M. Gregory	Annual Incentive		n/a	$841,500	$1,100,000	$1,391,500
Nicholas A. Packer	Annual Incentive		n/a	$1,121,943	$1,869,905	$2,742,527

(1)
The amounts reported in these columns represent estimated possible payouts of performance-based annual incentive bonuses in respect of 2016, assuming threshold achievement, target achievement and maximum achievement of the applicable performance metrics and assuming full negative and positive exercise of the Committee Adjustment Amount for threshold and maximum awards, respectively. The Committee Adjustment Amount is described in detail in "Compensation Discussion and Analysis - Annual Incentive Compensation - Committee Adjustment Amount." The actual amounts paid to our named executive officers in respect of 2016 are included in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column.

(2)
The amount reported in this column represents a grant pursuant to the 2006 Equity Incentive Plan during 2016 of 6,247 restricted shares that began vesting in three substantially equal annual installments on March 31, 2016.

(3)
The amounts shown in this column represent the grant date fair value of time-vested restricted shares and performance shares granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements with Executive Officers
We have employment agreements with all of our executive officers. Our agreements with Messrs. Silvester, O’Shea and Packer originally became effective as of May 1, 2007 following our public listing on the NASDAQ stock exchange and have been extended on subsequent occasions. On March 28, 2017, we entered into a new employment agreement with Mr. Silvester (subsequently amended April 12, 2017) with a three-year term extending until April 17, 2020, which reflects his relocation to the United Kingdom on such date, among other changes. It does not contain an automatic renewal clause.
Our employment agreements with Mr. Smith and Ms. Gregory became effective as of August 15, 2015 and August 18, 2015, respectively. For Messrs. O'Shea and Smith and Ms. Gregory, the contract terms end on December 31, 2017 but would renew for additional one-year periods unless either we or the executive give 120 days’ prior written notice to terminate the agreement.
The material terms of each of the employment agreements are described below in the section entitled "Potential Payments upon Termination or Change in Control," and are substantially similar for the executives other than as noted. The employment agreements also provide for certain benefits and certain restrictive covenants upon termination of employment for various reasons.
Separation Agreement Terms for Nicholas Packer
On December 15, 2016, Mr. Packer was appointed as Chief Executive Officer of KaylaRe, a Bermuda-based reinsurer that we launched alongside our co-investor partners. We own 48% of KaylaRe and it operates as a business independent from Enstar. In connection with accepting that appointment, Mr. Packer and Enstar entered into a Separation Agreement dated as of December 16, 2016, and Mr. Packer resigned as Executive Vice President and Joint Chief Operating Officer of Enstar and as Chairman and Chief Executive Officer of Enstar’s subsidiary, StarStone Specialty Holdings Limited, effective concurrently therewith. Pursuant to the Separation Agreement, Mr. Packer remained employed by the Company in a transition role through December 31, 2016.
The Separation Agreement confirmed that Mr. Packer was eligible to receive an annual incentive program award from Enstar for the performance year ending December 31, 2016, to be paid no later than April 15, 2017. He also

Enstar Group Limited	46	2017 Proxy Statement

received his regular base salary during the period in which he served in a transition role. No additional separation payments were made. The agreement also provides for the continuation of Mr. Packer’s 18-month non-competition and non-solicitation covenants, provided that the non-compete will not prevent him from working for KaylaRe. Mr. Packer will also maintain his SARs granted in August 2014 and scheduled to vest in August 2017 and remains on the board of directors of StarStone Specialty Holdings Limited as a non-employee director.
Incentive Awards
Awards under our 2016 Annual Incentive Plan and our equity incentive plans are described in "Compensation Discussion and Analysis - Annual Incentive Compensation" and "Long-Term Incentive Compensation," respectively.
Retirement and Other Benefits
We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom, Europe, and the United States. On an annual basis, our Bermuda employees including our executive officers receive an amount equal to 10% of their base salaries in respect of a retirement benefit contribution. The amounts paid to each of our executive officers are included in the amounts shown in the "All Other Compensation" column of the Summary Compensation Table above. Amounts for other benefits included in the "All Other Compensation" column of the Summary Compensation Table are described in "Compensation Discussion and Analysis - Other Benefits and Perquisites."
Outstanding Equity Awards at 2016 Fiscal Year-End
The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2016.

		Option Awards(1)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Dominic F. Silvester	August 13, 2014	—	250,000	(2)	$141.10	August 13, 2018	(2)	—	$—
Mark W. Smith	March 2, 2016	—	—					4,165	$823,421	(3)
Paul J. O'Shea	August 13, 2014	—	183,333	(4)	$141.10	August 13, 2018		—	$—
Orla M. Gregory	June 9, 2014	13,333	6,667	(5)	$147.75	June 9, 2024		—	$—
Nicholas A. Packer	August 13, 2014	—	183,333	(6)	$141.10	August 13, 2018		—	$—

(1)	No shares of stock may be issued upon exercise of SARs reported in this table, all of which are only settled in cash.

(2)
Represents cash-settled SARs that were originally scheduled to vest in full on August 13, 2017 and remain exercisable for one year. On February 20, 2017, the Compensation Committee accelerated the vesting date of Mr. Silvester's SARs so that they became fully exercisable on March 2, 2017 and amended the expiration date so that the SARs expire on December 31, 2017. On March 13, 2017, Mr. Silvester exercised all of his SARs. No shares of stock were issued upon exercise.

(3)	Based on $197.70 per share, the closing price of our ordinary shares on December 31, 2016.

(4)	Represents cash-settled SARs that vest in full on August 13, 2017 and remain exercisable for one year. No shares of stock may be issued upon exercise.

(5)
Represents cash-settled SARs granted in 2014, one-third of which vested on each of June 9, 2015 and June 9, 2016, with the remaining one-third scheduled to vest on June 9, 2017. Upon vesting, the SARs remain exercisable until June 9, 2024.

(6)
Represents cash-settled SARs that vest in full on August 13, 2017 and remain exercisable for one year. No shares of stock may be issued upon exercise. Pursuant to the terms of the Separation Agreement between Mr. Packer and the Company, dated December 16, 2016, Mr. Packer's SARs vest and remain exercisable in accordance with their terms, subject to Mr. Packer's continued service on the Board of Directors of StarStone Specialty Holdings Limited.

Enstar Group Limited	47	2017 Proxy Statement

Option Exercises and Stock Vested during 2016 Fiscal Year
The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2016 fiscal year.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Orla M. Gregory	2,932	$439,917(1)
Mark W. Smith	2,082	$338,492(2)

(1)	Based on $150.04 per share, the closing price of our ordinary shares on December 31, 2015 (the last trading day before the vesting date of January 1, 2016).

(2)	Based on $162.58 per share, the closing price of our ordinary shares on March 31, 2016 (the vesting date).
Potential Payments upon Termination or Change in Control
This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical termination events as of December 31, 2016.
Executive Officer Employment Agreements
The executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts (including pension benefits) that were already earned, but not yet paid.
Under the employment agreements, "cause" means: (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his/her duties following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.
Under the employment agreements, without "good reason" means resigning in circumstances other than: (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda (or in the case of Mr. Silvester, the United Kingdom) without his/her consent, or (iii) any material reduction in the executive officer’s duties or authority.
Termination for "Cause" or Voluntary Termination without "Good Reason." If we terminate the employment agreement of an executive officer for "cause," or if an executive officer voluntarily terminates his/her employment agreement with us without "good reason," we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.
Termination "without Cause" or Termination with "Good Reason." The executive officer is entitled to the benefits described below if: (i) we terminate the executive officer’s employment "without cause" or (ii) the executive officer terminates his/her employment with "good reason": (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination; (B) a lump sum amount equal to three times the executive officer’s annual base salary (for Messrs. Silvester and O'Shea) and two times (for Mr. Smith and Ms. Gregory); (C) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester and O'Shea) and 24 months (for Mr. Smith and Ms. Gregory); (D) vesting of each outstanding unvested equity incentive award, if any, granted to the executive officer before, on or within three years of the effective date of the employment agreement; and (E) for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he or she been employed by us for the full year (an "Incentive Plan Payment").
Termination following a Change in Control. The employment agreements are "double trigger" in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us "without cause" or (ii) termination by executive only with "good reason." The

Enstar Group Limited	48	2017 Proxy Statement

termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under "Termination without Cause/Termination with Good Reason".
If the executive ends his/her employment following a change in control without "good reason," the executive would receive only earned but unpaid compensation as of the termination date under his/her employment agreement.
Death of Executive. In the event of an executive officer’s death, his/her employment agreement automatically terminates, and his/her designated beneficiary or legal representatives are entitled to: (A) a lump sum payment equal to five times the executive officer’s annual base salary in effect at the time of his/her death, pursuant to life insurance benefits we maintain; (B) an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he/she was employed (a "Pro Rata Incentive Plan Payment"); and (C) continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months (for Messrs. Silvester and O'Shea) and 24 months (for Mr. Smith and Ms. Gregory) following death.
Disability of Executive. Either the executive officer or we may terminate his/her employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his/her duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he/she is entitled to: (A) any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of such termination; (B) base salary for a period of 36 months (for Messrs. Silvester and O'Shea) or 24 months (for Mr. Smith and Ms. Gregory) - with base salary payments being offset by any payments to the executive officer under the Company's disability insurance policies; (C) a Pro Rata Incentive Plan Payment; and (D) continued medical benefits coverage for the executive officer, his/her spouse and dependents at our expense for 36 months (for Messrs. Silvester and O'Shea) and 24 months (for Mr. Smith and Ms. Gregory).
Restrictive Covenants. In addition, each employment agreement provides the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current term (other than in the event of termination by the Company "without cause" or by the executive with "good reason"), he/she may not compete with us for a specified period following the date of termination of employment. Such specified periods are 18 months with respect to Messrs. Silvester, and O'Shea and 12 months with respect to Mr. Smith and Ms. Gregory. The agreements also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.
Separation Payment to Nicholas Packer
The benefits actually received by Mr. Packer following his separation on December 31, 2016 are described above in "-Narrative Disclosure to Summary Compensation Table and Grants of Plan Based Awards Table - Separation Agreement for Nicholas Packer."
Annual Incentive Plan
Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.
Equity Incentive Plans
All currently issued executive officer awards were granted before June 2016 (when the 2016 Equity Plan was approved by our shareholders) and accordingly were granted under the 2006 Equity Plan. Under the 2006 Equity Plan, upon the occurrence of a change in control as defined in the plan: (i) forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units would immediately lapse; (ii) each option and SAR then outstanding would become immediately exercisable, and would remain exercisable throughout its entire term, unless exercised, cashed out or replaced; and (iii) any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares would be deemed to have been fully attained. Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the 2006 Equity Plan generally lapse upon a participant’s death or disability. Upon any other termination of employment, any unvested restricted shares or options are forfeited immediately. In addition to our Clawback Policy, the 2006 Equity Plan provides that the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. The disgorgement authority applicable to restricted shares would also apply to stock options. The vesting of any outstanding stock options would accelerate upon retirement, death or disability.

Enstar Group Limited	49	2017 Proxy Statement

The 2016 Equity Plan provides that the Compensation Committee will not fully vest outstanding awards and will not make any payments in respect of outstanding awards if the Compensation Committee determines, prior to a change in control (as defined in the plan), that the surviving or successor corporation will assume all outstanding awards, or substitute a new award of the same type for each outstanding award. If such assumption or substitution does not occur, the Compensation Committee may fully vest all outstanding awards in the event of a Change in Control, other than performance stock and PSUs, and may terminate such outstanding awards in exchange for a settlement payment based upon the price per Share received in connection with the Change in Control. Unless otherwise determined by the Compensation Committee, performance stock and PSUs with respect to completed performance periods shall be paid if earned and with respect to in-progress performance periods, a pro-rata portion of the target award opportunity shall be paid based on the portion of the performance period that has been completed as of the date of the Change in Control.

Enstar Group Limited	50	2017 Proxy Statement

Hypothetical Payments and Benefits
The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2016. The benefits actually received by Mr. Packer following his separation on December 31, 2016 are described above and are not included in the table.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Voluntary Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic F. Silvester
Base Salary	$—	$6,823,800	(3)	$—	$—	$6,823,800	(4)
Bonus(5)	—	2,800,000		—	2,800,000	2,800,000
Medical Benefits(6)	—	96,770		—	96,770	96,770
Life Insurance	—	—		—	11,373,000	—
Accelerated Vesting(7)	—	14,150,000		14,150,000	14,150,000	14,150,000
TOTAL	$—	$23,870,570		$14,150,000	$28,419,770	$23,870,570
Mark W. Smith
Base Salary	$—	$2,040,000	(3)	$—	$	$2,040,000	(4)
Bonus(5)	—	1,020,000		—	1,020,000	1,020,000
Medical Benefits(6)	—	64,513		—	64,513	64,513
Life Insurance	—	—		—	5,100,000	—
Accelerated Vesting(8)	—	823,421		823,421	823,421	823,421
TOTAL	$—	$3,947,934		$823,421	$7,007,934	$3,947,934
Paul J. O'Shea
Base Salary	$—	$3,739,810	(3)	$—	$—	$3,739,810	(4)
Bonus(5)	—	2,000,000		—	2,000,000	2,000,000
Medical Benefits(6)	—	106,557		—	106,557	106,557
Life Insurance	—	—		—	6,233,016	—
Accelerated Vesting(7)	—	10,376,648		10,376,648	10,376,648	10,376,648
TOTAL	$—	$16,223,015		$10,376,648	$18,716,221	$16,223,015
Orla M. Gregory
Base Salary	$—	$2,200,000	(3)	$—	$—	$2,200,000	(4)
Bonus(5)	—	1,500,000		—	1,500,000	1,500,000
Medical Benefits(6)	—	27,859		—	27,859	27,859
Life Insurance	—	—		—	5,500,000	—
Accelerated Vesting(7)	—	333,017		333,017	333,017	333,017
TOTAL	$—	$4,060,875		$333,017	$7,360,875	$4,060,875

(1)
Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

(2)
Pursuant to the "double trigger" nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column.

(3)	Reflects a lump sum payment equal to three times annual base salary in effect on December 31, 2016 for Messrs. Silvester and O'Shea and two times annual base salary for Mr. Smith and Ms. Gregory.

(4)
Reflects annual base salary in effect on December 31, 2016 for a period of 36 months for Messrs. Silvester and O'Shea and 24 months for Mr. Smith and Ms. Gregory, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under the Company's disability insurance policies.

(5)
Bonus payments for the 2016 year were determined in accordance with the process described in "Compensation Discussion and Analysis - Annual Incentive Compensation", the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer for the year ended December 31, 2016, which was paid in cash in 2017.

(6)
Reflects the value of continued coverage under medical plans for the executive officers and their respective families and assumes continuation of premiums paid by us as of December 31, 2016 for the maximum coverage period of 36 months for Messrs. Silvester and O'Shea and 24 months for Mr. Smith and Ms. Gregory.

(7)
Reflects the aggregate of the excess of the closing price of our ordinary shares on December 31, 2016 ($197.70) over the exercise price of the cash-settled SARs. For Messrs. Silvester and O'Shea the exercise price is $141.10 and for Ms. Gregory it is $147.75.

(8)	Based on $197.70 per share, the closing price of our ordinary shares on December 31, 2016.

Enstar Group Limited	51	2017 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information regarding our equity compensation plans as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—	$—	811,648	(1)
Equity compensation plans not approved by security holders	43,111	$106.49	56,889	(2)
Total			868,537

(1)
Consists of 671,764 ordinary shares that are available for future issuance under the 2016 Equity Plan and 139,884 ordinary shares available under the Enstar Group Limited Employee Share Purchase Plan as of December 31, 2016.

(2)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under "Director Compensation - Deferred Compensation Plan."

Enstar Group Limited	52	2017 Proxy Statement

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.
In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2016 and had discussions with management regarding the audited financial statements;

•
has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board, under which such firm must provide us with additional information regarding the conduct of the audit of the Company’s financial statements;

•
has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.
Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for that year.
AUDIT COMMITTEE
Robert J. Campbell, Chairman
B. Frederick Becker
Hitesh R. Patel

Enstar Group Limited	53	2017 Proxy Statement

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Three Class II directors are to be elected at the Annual General Meeting to hold office until our annual general meeting in 2020:
B. Frederick Becker
James D. Carey
Hitesh R. Patel
Messrs. Becker, Carey, and Patel are currently serving as directors, and their biographies are available above under "Corporate Governance - Board of Directors." Included in each nominee’s biography is an assessment of his specific qualifications, attributes, skills and experience.
Our Board nominated Messrs. Becker, Carey, and Patel following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. Each nominee has consented to serve if elected. We do not expect that any nominee will become unavailable for election as a director, but if a nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES

Enstar Group Limited	54	2017 Proxy Statement

PROPOSAL NO. 2 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
As described in Proposal No. 3 below, we are asking you to vote, in a non-binding, advisory manner, on the Company’s executive compensation program. We are seeking input from our shareholders as to how often we should include an advisory vote to approve executive compensation in our proxy materials for future annual shareholder meetings (or special shareholder meetings for which we must include executive compensation information in the proxy statement for that meeting). Under this Proposal No. 2, shareholders may vote to have the say-on-pay vote every one year, every two years or every three years, or they may abstain from casting a vote on this proposal. As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values and encourages constructive dialogue on compensation and other important governance topics with our shareholders, to whom it is ultimately accountable, and will consider the outcome of this advisory vote when determining the frequency of the say-on-pay vote.
The Board believes that an annual say-on-pay vote, consistent with our current practice, allows our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. An annual vote is also consistent with the Company’s efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

THE BOARD RECOMMENDS THAT YOU VOTE TO HOLD AN ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION EVERY 1 YEAR

Enstar Group Limited	55	2017 Proxy Statement

PROPOSAL NO. 3 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.
Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2016.
As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.
We ask our shareholders to approve the compensation of our executive officers by voting "FOR" the following resolution:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2017 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

Enstar Group Limited	56	2017 Proxy Statement

PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has reappointed KPMG Audit Limited ("KPMG"), as our independent registered public accounting firm for the year ending December 31, 2017. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment at the 2012 annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT
OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017 AND
THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO
APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees
Aggregate fees for professional services rendered to us by KPMG and KPMG member firms for the years ended December 2016 and 2015 are set forth below.

	2016	2015
	(in US dollars)
Audit Fees	$7,701,000	$9,574,000
Audit-Related Fees	$75,000	$60,000
Tax Fees	$170,000	$300,000
All Other Fees	$110,000	$—
Total	$8,056,000	$9,934,000
Audit Fees for the years ended December 31, 2016 and 2015 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.
Audit-Related Fees for the years ended December 31, 2016 and 2015 consisted primarily of professional services rendered for financial accounting and reporting consultations.
Tax Fees for the years ended December 31, 2016 and 2015 were for professional services rendered for tax compliance and tax consulting.
All Other Fees for the year ended December 31, 2016 were for professional services rendered for certain subsidiary matters.
Consideration of Auditor Independence
The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.
Procedures for Pre-Approval of Audit and Non-Audit Services
Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During 2016, the Audit Committee also granted its pre-approval for specific types of tax and other non-audit services with specified fee structures that may be provided by KPMG. Any engagements falling within these pre-approved outlines can be entered into, with KPMG and management reporting the details of any such pre-approved engagements to the Audit Committee at its next meeting. The Audit Committee will review the scope of the pre-approval annually. In the event it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval at a time that does not correspond to a committee meeting, the Audit Committee has delegated authority to review and approve such services to the Audit Committee Chairman, who would report any such approvals to the full committee at its next meeting.

Enstar Group Limited	57	2017 Proxy Statement

For the year ended December 31, 2016, the Audit Committee approved all audit and non-audit services by our independent registered public accounting firm either on an individual basis as the need arose or by way of the pre-approval process described above.

Enstar Group Limited	58	2017 Proxy Statement

PROPOSAL NO. 5 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES
Background
Under our bye-laws, if we or our subsidiaries are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each of our subsidiaries whose shareholders are required to elect directors to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters. Biographies for the subsidiary directors are set forth in Appendix A to this Proxy Statement.
Directors Nominated are for Privately Held, Consolidated Enstar Subsidiaries
The subsidiary companies whose directors are nominated in this Proxy Statement consist of our operating insurance and reinsurance companies, internal holding companies, and service companies, the substantial majority of which are wholly owned by Enstar, with some entities majority-owned by us alongside shareholders with non-controlling interests, such as our joint venture partners and co-investors. None of these subsidiaries are publicly traded companies. The subsidiary directors largely consist of our own employees, which is consistent with commercial practice in the jurisdictions in which we operate; although, where appropriate, many of our subsidiaries also have non-employee and independent directors (for example, where applicable regulations require or where we believe such directors can add value to our subsidiary boards).
Special Voting Instructions
Shareholders have the ability to vote for the election of all subsidiary director nominees, to vote against the election of all subsidiary director nominees, or to abstain from the election of all subsidiary director nominees. Alternatively, shareholders may vote for, against, or abstain from the election of each subsidiary director nominee on an individual basis either by mail or Internet voting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN

Subsidiary Director Nominees
5.1 AG Australia Holdings Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

5.2 Alopuc Limited
Nominees:
Richard Harries
James Lee
Brendan Merriman

5.3 Alpha Insurance SA
Nominees:
Serge Wibaut
Marie-Claire Pletinckx
C. Paul Thomas
Kieran Hayes
Rutger Janssens
Kim Torbeyns
David Atkins

5.4 Arden Reinsurance Company Ltd.
Nominees:
Paul O'Shea

Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.5 Arena SA
Nominees:
Timothy Fillingham
Richard Etridge
Eddy VanderBosch

5.6 Atrium Risk Management Services (British Columbia) Ltd.
Nominees:
Richard Harries
James Lee
Brendan Merriman
Lee Greenway
Peter Hargrave

5.7 Atrium Risk Management Services (Washington) Limited
Nominees:
Richard Harries
James Lee

Enstar Group Limited	59	2017 Proxy Statement

Brendan Merriman
Lee Greenway
Peter Hargrave

5.8 B.H. Acquisition Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Guy Bowker

5.9. Belmont Run-Off Limited
Nominees:
David Atkins
Derek Reid
C. Paul Thomas

5.10 Bosworth Run-off Limited
Nominees:
C. Paul Thomas
Alan Turner

5.11 Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.12 Brampton Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Steven Western

5.13 Brittany Insurance Company Ltd.
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.14 BWDAC, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.15 Castlewood Limited
Nominees:
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.16 Cavell Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.17 Cavello Bay Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.18 Cavello Bay Reinsurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.19 Chatsworth Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Elizabeth DaSilva
Orla Gregory

5.20 Clarendon National Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Robert Redpath
Michael Sheehan
Richard Seelinger
Cindy Traczyk

5.21 Comox Holdings Ltd.F
Nominees:
Elizabeth DaSilva
David Rocke
Guy Bowker
Duncan Scott

5.22 Copper Coast Funds ICAV
Nominees:
Orla Gregory
Barry McConville
Patrick O’Sullivan
Kieran Hayes
Keith Haynes
Paul Thomas

5.23 Courtenay Holdings Ltd
Nominees:
Mark Smith
Guy Bowker
David Rocke

Enstar Group Limited	60	2017 Proxy Statement

5.24 CP Product, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.25 Cranmore (Asia) Limited
Nominees:
Duncan Scott
Guy Bowker
Elizabeth DaSilva
David Rocke

5.26 Cranmore (Asia) Pte Limited
Nominees:
Sandra O’Sullivan
Steve Norrington

5.27 Cranmore (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
David Rocke
Elizabeth DaSilva

5.28 Cranmore (UK) Limited
Nominees:
Desmont Allen
Philip Cooper
David Ellis
Adam Grange
Shaun Holden
Steve Norrington
C. Paul Thomas
David Atkins

5.29 Cranmore (US) Inc.
Nominees:
Paul Brockman
Chase Young
Steve Norrington

5.30 Cranmore Australia Pty Limited
Nominees:
Steve Norrington
Sandra O'Sullivan
Nicholas Hall

5.31 Cranmore Insurance and Reinsurance Management Services Europe Ltd
Nominees:
Kieran Hayes
Jason Shortt
David Ellis
Steve Norrington

5.32 Cumberland Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.33 Dana Atlantic LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.34 Dana Companies LLC
Nominees:
Paul Brockman
Edward Houff
Jennifer Miu
Robert Redpath
Joseph A. Stancati
Vicki L. Stringham

5.35 DLCM NO. 1
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.36 DLCM NO. 2
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.37 DLCM NO. 3
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.38 East Point Reinsurance Company of Hong Kong Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

5.39Echlin-Ponce, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.40 EFMG LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

Enstar Group Limited	61	2017 Proxy Statement

5.41 Enstar (EU) Finance Limited
Nominees:
Shaun Holden
C. Paul Thomas
Siobhan Hextall
Derek Reid

5.42 Enstar (EU) Holdings Limited
Nominees:
David Grisley
David Hackett
Shaun Holden
C. Paul Thomas
Siobhan Hextall

5.43 Enstar (EU) Limited
Nominees:
David Atkins
David Hackett
Shaun Holden
Michael Lynagh
Derek Reid
C. Paul Thomas

5.44 Enstar Asia Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.45 Enstar (US) Inc.
Nominees:
Paul Brockman
Norman Brown
Jennifer Miu
Steve Norrington
Robert Redpath
Richard Seelinger

5.46 Enstar Acquisitions Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.47 Enstar Asia Pacific Pty Ltd
Nominees:
Sandra O’Sullivan

5.48 Enstar Australia Holdings Pty Limited
Nominees:
Mark Smith
Gary Potts
Demian Smith
Bruce Bollom
David Atkins

5.49 Enstar Australia Limited
Nominees:
Sandra O'Sullivan
Nicholas Hall
Brett Henry

5.50 Enstar Financial Services, Inc.
Nominees:
Paul Brockman
Jennifer Miu

5.51 Enstar Financing Ltd.
Nominees:
Mark Smith
Guy Bowker
Duncan Scott
Elizabeth DaSilva

5.52 Enstar Holdings (US) Inc.
Nominees:
Paul Brockman
Norman Brown
Jennifer Miu
Steve Norrington
Richard Seelinger

5.53 Enstar Insurance Management Services Ireland Limited
Nominees:
Kieran Hayes
Orla Gregory

5.54 Enstar Investment Management Ltd.
Nominees:
Guy Bowker
Nazar Alobaidat
Orla Gregory

5.55 Enstar Life (US), Inc.
Nominees:
Kieran Hayes

5.56 Enstar Limited
Nominees:
Paul O'Shea
Mark Smith
Elizabeth DaSilva
David Rocke
Orla Gregory
Guy Bowker

5.57 Enstar USA, Inc.
Nominees:
Paul Brockman
Jennifer Miu

Enstar Group Limited	62	2017 Proxy Statement

5.58 EPE, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.59 ERS LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.60 Fitzwilliam Insurance Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Guy Bowker
Duncan Scott

5.61 Flatts Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.62 Flight Operations, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.63 Friction, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.64 Friction Material, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.65 Glacier Vandervell LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.66 Gordian Runoff Limited
Nominees:
Gary Potts
Demian Smith
Bruce Bollom
David Atkins

5.67 Goshawk Dedicated Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.68 Goshawk Holdings (Bermuda) Limited
Nominees:
Guy Bowker
Duncan Scott
Orla Gregory
David Rocke

5.69 Goshawk Insurance Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.70 Guillamene Holdings Limited
Nominees:
Kieran Hayes
Orla Gregory
Keith Haynes

5.71 Harper Holding SARL
Nominees:
David Rocke
John Cassin
Nicholas Packer

5.72 Harper Insurance Limited
Nominees:
Michael Handler
Andreas Iselin
Florian Von Meiss
Stefan Wehrenberg
Mark Smith
Alan Turner
Richard Etridge

5.73 Hillcot Holdings Ltd.
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.74 Hong Kong Reinsurance Company Limited
Nominees:
Sandra O’Sullivan
Siobhan Hextall
Nicholas Hall

5.75 Hose and Tubing Products, LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.76 Inter-Ocean Reinsurance (Ireland) Limited
Nominees:
Orla Gregory
Kevin O'Connor

Enstar Group Limited	63	2017 Proxy Statement

5.77 Inter-Ocean Reinsurance Company Ltd
Nominees:
Paul O'Shea
Mark Smith
Orla Gregory
Guy Bowker
Duncan Scott

5.78 Kenmare Holdings Ltd.
Nominees:
Guy Bowker
Mark Smith
David Rocke
Dominic Silvester
Paul O'Shea
Nicholas Packer

5.79 Kinsale Brokers Limited
Nominees:
Shaun Holden
C. Paul Thomas
David Atkins

5.80 Knapton Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.81 Knapton Insurance Limited
Nominees:
C. Paul Thomas
Alan Turner
Jeremy Riley

5.82 Laguna Life (UK) Limited
Nominees:
Kieran Hayes
C. Paul Thomas
Siobhan Hextall

5.83 Laguna Life Holdings Limited
Nominees:
Guy Bowker
Mark Smith
David Rocke
Paul O'Shea

5.84 Laguna Life Holdings SARL
Nominees:
David Rocke
John Cassin
Nicholas Packer

5.85 Laguna Life DAC
Nominees:
Kieran Hayes
Orla Gregory
C. Paul Thomas
David Allen
Alastair Nicoll

5.86 Lipe Corporation
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.87 Malakite Underwriting Partners Limited
Nominees:
Simon Schnorr
Tim Fillingham
Giles Hussey

5.88 Marlon Insurance Company Limited
Nominees:
Patrick Cogavin
Gary Griffiths
C. Paul Thomas
Alan Turner
Steven Western

5.89 Mercantile Indemnity Company Limited
Nominees:
C. Paul Thomas
Alan Turner
Steven Western

5.90 Midland Brake, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.91 North Bay Holdings Limited
Nominees:
Paul O'Shea
Orla Gregory
Mark Smith
James Carey
Darran Baird

5.92 Northshore Holdings Limited
Nominees:
Mark Smith
Paul O'Shea
Darran Baird
James Carey
Orla Gregory

Enstar Group Limited	64	2017 Proxy Statement

5.93 Overseas Reinsurance Corporation Limited
Nominees:
Paul O'Shea
Mark Smith
David Rocke
Duncan Scott
Guy Bowker

5.94 Paget Holdings GmbH Limited
Nominees:
David Rocke
Duncan Scott
Elizabeth DaSilva

5.95 Paladin Managed Care Services, Inc.
Nominees:
Paul Brockman
Jeffrey D. Miller
Richard Seelinger
Steve Norrington

5.96 Pavonia Life Insurance Company of New York
Nominees:
Paul Brockman
Kieran Hayes
John Dore
Jeanne Mitchell
Daniel O'Brien
Robert Redpath
Philip Toohey

5.97 Pavonia Holdings (US), Inc.
Nominees:
Paul Brockman
Kieran Hayes
Robert Redpath

5.98 Pavonia Life Insurance Company of Michigan
Nominees:
Paul Brockman
Kieran Hayes
Jeanne Mitchell
Tina Flint
Robert Redpath
Kristan Van Der Meer

5.99 Point Bay Insurance Limited
Nominees:
C. Paul Thomas
Phillip McDonald
Derek Patience

5.100 PointSure Insurance Services, Inc.
Nominees:
Paul Brockman
Richard Seelinger
Steve Norrington

5.101 Prattville Mfg., Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.102 Providence Washington Insurance Company
Nominees:
Paul Brockman
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger

5.103 Regis Agencies Limited
Nominees:
C. Paul Thomas
Siobhan Hextall

5.104 Revir Limited
Nominees:
Guy Bowker
Elizabeth DaSilva
David Rocke
Duncan Scott

5.105 River Thames Insurance Company Limited
Nominees:
Patrick Cogavin
Max Lewis
C. Paul Thomas
Alan Turner
Steve Western

5.106 Reinz Wisconsin Gasket LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.107 Rombalds Run-Off Limited
Nominees:
Derek Reid
C. Paul Thomas
Max Lewis
Gary Griffiths
Steve Western

5.108 Royston Holdings Limited
Nominees:
Guy Bowker
David Rocke
Duncan Scott

5.109 Royston Run-off Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

Enstar Group Limited	65	2017 Proxy Statement

5.110 SGL No 1 Limited
Nominees:
Richard Phinn
Mark Smith
James Lee
Brendan Merriman
Richard Phinn

5.111 SGL No 3 Limited
Nominees:
Richard Phinn

5.112 Shelbourne Group Limited
Nominees:
Richard Phinn
Darren Truman

5.113 Shelbourne Syndicate Services Limited
Nominees:
Richard Phinn
Darren Truman

5.114 StarStone Corporate Capital Limited
Nominees:
Mick Summersgill
Alex Cliff

5.115 StarStone Corporate Capital 1 Limited
Nominees:
David Message
Alex Cliff
Demian Smith

5.116 StarStone Corporate Capital 2 Limited
Nominees:
David Message
Alex Cliff
Demian Smith

5.117 StarStone Corporate Capital 4 Limited
Nominees:
Alex Cliff
Demian Smith

5.118 StarStone Corporate Capital 5 Limited
Nominees:
Alex Cliff
Demian Smith

5.119 StarStone Finance Limited
Nominees:
Mick Summersgill
Alex Cliff
David Message

5.120 StarStone Insurance Bermuda Limited
Nominees:
Paul O'Shea
Mark Smith
Orla Gregory
Kathleen Barker
Duncan Scott

5.121 StarStone Insurance Europe AG
Nominees:
Michael Handler
Donat Marxer
Mick Summersgill

5.122 StarStone Insurance SE
Nominees:
Timothy Fillingham
Michael Handler
David Message
Demian Smith
Alex Cliff
Mick Summersgill
Ian Poynton
John Wardrop
Mark Smith

5.123 StarStone Insurance Services Limited
Nominees:
Timothy Fillingham
Alex Cliff
Bent Isachsen
Mick Summersgill

5.124 StarStone National Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Robert Redpath
Richard Seelinger
John Shettle
R. Lincoln Trimble

5.125 StarStone Specialty Holdings Limited
Nominees:
Paul O'Shea
Mark Smith
Darran Baird
James Carey
Walker Rainey
John Shettle
Orla Gregory
Norman Brown
Kathleen Barker
Demian Smith
David Message
Nicholas Packer

Enstar Group Limited	66	2017 Proxy Statement

5.126 StarStone Specialty Insurance Company
Nominees:
Kathleen Barker
Paul Brockman
Norman Brown
Richard Seelinger
Robert Redpath
John Shettle
R. Lincoln Trimble

5.127 StarStone Underwriting Australia Pty Ltd.
Nominees:
Robin Barham
Sandra O’Sullivan
Udo Pickartz

5.128 StarStone Underwriting Limited
Nominees:
Alex Cliff
Nigel Barton
Rachel Delhaise
Demian Smith
John Wardrop
Ewen Gilmour
Tim Fillingham
David Message
Richard Grainger
Darren Truman
Richard Phinn

5.129 StarStone US Holdings Inc.
Nominees:
Norman Brown
John Shettle

5.130 StarStone US Intermediaries Inc.
Nominees:
Norman Brown
John Shettle
R. Lincoln Trimble

5.131 StarStone US Services, Inc.
Nominees:
Norman Brown
John Shettle
R. Lincoln Trimble

5.132 Sussex Holdings, Inc.
Nominees:
Paul Brockman
Jennifer Miu
Robert Redpath

5.133 Sussex Insurance Company
Nominees:
Paul Brockman
John Dore
Anna Hajek
Jennifer Miu
Teresa Reali
Robert Redpath
Richard Seelinger
Michael Sheehan
Cindy Traczyk

5.134 Torque-Traction Manufacturing Technologies LLC
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.135 Torus Bermuda Intermediaries Ltd.
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.136 Torus Bermuda Services Limited
Nominees:
Elizabeth DaSilva
Duncan Scott
Guy Bowker

5.137 Torus Specialty Insurance Company Escritorio de Representacao no Brasil Ltda
Nominees:
Oscar Lolato

5.138 Unionamerica Acquisition Company Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.139 Unionamerica Holdings Limited
Nominees:
Derek Reid
C. Paul Thomas
Siobhan Hextall

5.140 Unionamerica Insurance Company Limited
Nominees:
Jeremy Riley
Ann Slade
C. Paul Thomas
Alan Turner

Enstar Group Limited	67	2017 Proxy Statement

5.141 United Brake Systems, Inc.
Nominees:
Joseph A. Stancati
Vicki L. Stringham

5.142 Vander Haeghen & Co SA
Nominees:
Roger VanderHaeghen
Bertrand VanderHaeghen
Frederic de Haan
Marc Gilis
Kim Torbeyns
Richard Etridge
Timothy Fillingham

Enstar Group Limited	68	2017 Proxy Statement

OTHER GOVERNANCE MATTERS
Shareholder Proposals for the 2018 Annual General Meeting
Shareholder proposals intended for inclusion in the proxy statement for the 2018 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by December 29, 2017 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2018 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the December 29, 2017 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2018 annual general meeting of shareholders if it is received no later than March 14, 2018, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2018 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.
Householding
Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.
Other Matters
We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA

Enstar Group Limited	69	2017 Proxy Statement

APPENDIX A
Subsidiary Director Nominees’ Biographies
Proposal No. 5 of this Proxy Statement sets forth the names of the subsidiary director nominees and the subsidiary companies with respect to which they are nominated.
Biographies for James Carey, Paul O'Shea, and Dominic Silvester are included in the Proxy Statement above in “Corporate Governance - Board of Directors.” Biographies for Mark Smith and Orla Gregory are included in the Proxy Statement above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below, in alphabetical order.
David Allen is a Non-Executive Director of Laguna Life Limited and is currently a member of the Board of Directors for Altus Alpha plc. Formerly, he served as Managing Director of Donnybrook Capital Partners Limited, a position held from 2005 to 2008. Prior to that, from 1995 to 2004, he was a Managing Director of Bankgesellschaft Berlin (Ireland) PLC, a company within the Unicredit Banking Group.
Desmont Allen has over 40 years of experience in the insurance industry and joined the Company in 2003 as Associate Director. In October 2014, he was appointed Director responsible for all third-party coverholder and TPA reviews administered by the Company. Prior to that, he worked for Minet Reinsurance Brokers, as an Executive Director of Reinsurance Claims. He previously worked in consulting and for a leading Lloyd’s syndicate.
Nazar Alobaidat has served as Group Chief Investment Officer since September 2016. From 2009-2016, he was Managing Director, American International Group where he served as Chief Investment Officer for the U.S., Canada and Bermuda region. Prior to AIG, he was Vice President, Investment Banking Division for Barclays Capital and structured, priced and originated fixed income derivatives for corporate clients of the investment bank. He is an alumni of Deloitte’s Capital Markets practice and a Certified Public Accountant registered in the State of New York.
David Atkins was appointed the Chief Executive Officer of Enstar (EU) Limited in January 2016 and continues to serve as Group Head of Claims. From October 2010 to December 2015, he served as Chief Operating Officer of Enstar (EU) Limited; from April 2007 to October 2010 as Head of Claims and Commutations; and from 2003 to 2007 as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and as an Analyst in the Reserving and Commutations Department from 1997 to 2001.
Darran Baird is a Principal of Stone Point Capital LLC, a global private equity firm based in Greenwich, Connecticut. Mr. Baird began working with Stone Point in 2004, initially as the Deputy Head of Strategic Development for Marsh & McLennan Companies, Inc. (MMC) and then directly as a Principal of Stone Point. Prior to joining MMC, Mr. Baird was Managing Director at Securitas Capital, a private equity fund sponsored by Swiss Reinsurance Company (Swiss Re), from 1996 to 2004. At Securitas Capital, he was responsible for numerous private equity investments through the Securitas Capital Fund, as well as, leading the acquisitions of several reinsurance and financial services companies for Swiss Re. Prior to joining Swiss Re, he was an Associate at Smith Barney in the Insurance Investment Banking Group, where he specialized in the insurance industry and worked on a variety of merger and acquisition advisory and capital-raising assignments.
Robin Barham is the Managing Director of StarStone Australia Pty Ltd. Mr. Barham has over 29 years of experience in the insurance industry. He spent 19 years in Lloyd’s, underwriting Marine and Space risks, before transferring to Sydney, Australia, with the Catlin Group Ltd., with whom he served 10 years in Space and Aviation underwriting management positions. In 2012 he left Catlin and set up their global marketing vehicle, a scientific survey of the world’s coral reefs in partnership with The University of Queensland and Google, designed to promote scientific understanding and study the effects of global change on the physical environment. Prior to joining StarStone, he was Regional Director, Australasia, for Arch Underwriting at Lloyd’s (Australia), and founded a multi-class underwriting agency, Agile Underwriting Services. He is a Senior Associate of the Australian and New Zealand Institute of Insurance and Finance, and an Elected Member of the Royal Aeronautical Society.
Kathleen Barker was appointed as the StarStone Group Chief Financial Officer in May 2015. She joined StarStone as US CFO in April 2014 following the acquisition of StarStone (f/k/a) by Enstar Group. She joined Enstar London in March 2009 as a Client Director of Unionamerica and transferred to New York in August 2012, where she held the position of Chief Operating Officer of Clarendon. Mr. Barker worked previously at The Hartford Financial Services Group. She has more than 15 years of experience in the insurance and reinsurance industries. She qualified as a chartered accountant with PriceWaterhouseCoopers in the UK and is a Fellow of the Institute of Chartered Accountants in England and Wales.

Enstar Group Limited	A-1	2017 Proxy Statement

Nigel Barton has nearly 40 years of experience in the insurance industry. He was formerly the CEO of Faraday Underwriting Ltd. before founding Oxygen Holdings PLC, an insurance intermediary, in 2004 and holding the CEO position. He joined StarStone as a Non-Executive Director in 2013.
Bruce Bollom has served as Non-Executive Independent Director of Enstar Australia Limited since 2008. He serves on a number of Insurance Industry Boards, including Insurance Brokers and a Premium Funding Company in Australia as a Non-Executive Director. Prior to this he was CEO of Willis Insurance Brokers in Australia and New Zealand from 2000 - 2005 and has over 30 years’ experience in insurance.
Guy Bowker was appointed Deputy Group CFO in 2017 and continues to serve as Group Chief Accounting Officer since 2015. He formerly served as Senior Vice President and Controller of Platinum Underwriters from 2010 to 2015, and Director of Finance for American International Group in Bermuda from 2007 to 2010. Prior to that, he served in the Assurance & Advisory practice of Deloitte for seven years, specializing in insurance. Mr. Bowker is a Chartered Accountant, a Chartered Insurer and Fellow (FCII) of the Chartered Insurance Institute.
Paul Brockman is the President and Chief Executive Officer of Enstar (US) Inc. He served as President and Chief Operating Officer of Enstar (US) Inc. since November 2014. From October 2012 to November 2014, he served as Senior Vice President, Head of Commutations for Enstar (US) Inc. Before joining Enstar (US) Inc., he worked as Head of Reinsurance for Resolute Management Services UK Ltd. in its London office from April 2007 to October 2012 and, from April 2001 to April 2007, he worked as Manager of Reinsurance Cash Collection and Debt Litigation within the reinsurance asset division of Equitas Management Services Ltd. in London.
Norman Brown serves as Executive Vice President of Enstar (US) Inc. and has served as Chief Executive Officer of StarStone US since August 2015. Before joining StarStone, he was CFO of Wright Insurance Group, an underwriting management company based in Uniondale, NY. He started his career in investment banking and private equity focused on the insurance industry and held management positions at several insurance services firms thereafter.
John Cassin is a Non-Executive Director of Harper Holding SARL and Laguna Life Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.
Alexandra Cliff has served as Finance Director for StarStone International since 2016, having previously been StarStone Group Head of Financial Planning and Analysis. Prior to joining StarStone, she held senior finance roles at Aspen Group and Arthur J Gallagher International having spent 8 years with PwC in both London and Boston, USA. A chartered accountant, qualifying with the Institute of Chartered Accountants in England & Wales, she also has an MA in History from the University of Edinburgh.
Patrick Cogavin has served Enstar since November 2001 and has over 30 years of industry experience. He is currently a Director of four of Enstar’s UK-regulated insurance entities. From November 2012 to September 2014, he was Client Manager for six UK regulated insurance entities and prior to that was the Financial Controller for a number of our insurance subsidiaries. Before joining Enstar, he worked for Norwich Union and was the Financial and Systems Controller for the Travel and Leisure business unit between 1999 and 2001.
Philip Cooper has served as a Managing Director of Cranmore (UK) Adjusters Limited and has been a Director of the Company since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.
Elizabeth DaSilva has served with the Company since 1996 and is currently Vice President, Group Corporate Management of Enstar Limited. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.
Frederic de Haan is a joint Managing Director of Vander Haeghen & Co. SA having joined the Company in 2004 as Sales Manager before taking his current role in 2011. He started his career as Sales Manager in a Real Estate Company, then joined Paratel, a local Dutch media and communication company, as a Sales Executive.
Rachel Delhaise joined StarStone in 2014 to develop the risk management practice and appointed Global Head of Risk in January 2015. Previously Managing Director of GC Securities (Guy Carpenter) following a long career at GC/Marsh focused on structuring and arranging reinsurance transactions for effective risk mitigation and capital management, ERM advisory and Insurance Linked Securities.

Enstar Group Limited	A-2	2017 Proxy Statement

John A. Dore is the President of Sheridan Ridge Advisers, LLC, an insurance and reinsurance advisory practice where Mr. Dore does arbitrations, mediations and expert witness work in the insurance and reinsurance marketplace. He was previously president and CEO of several NASDAQ listed insurance and reinsurance holding companies.
David Ellis joined Cranmore (UK) Limited as a Reinsurance Consultant in 2000 and has served as Director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.
Richard Etridge is the CEO of StarStone Insurance Europe AG. He joined Glacier Insurance AG in 2004, and was appointed CEO in 2008. He joined StarStone following its acquisition of Glacier (now StarStone Insurance (Europe) AG) in July 2010. Primarily based in Zurich, Switzerland, Mr. Etridge leads StarStone Aerospace product lines, with previous experience at Converium, Faraday syndicate, GE Frankona, JFS (now Aon) and JLTRe.
Tim Fillingham is the Chief Executive Officer of StarStone Insurance SE, and StarStone Insurance Services Limited. He joined StarStone when it was first incorporated in 2008, having previously been a director at Aon (UK) Ltd. In addition to his CEO responsibilities for two of the group’s U.K.-regulated firms, he has responsibility for all business development and marketing activities in the UK and Continental Europe.
Tina Flint has served as a Human Resources Manager since 2015. Before joining Enstar (US) Inc. she served in a variety of leadership positions including Director of Human Resources and Assistant Director of Talent Acquisition. She is a member of the national Society of Human Resources and is SPHR (Senior Professional in Human Resources) and SHRM-SCP (Society of Human Resources - Senior Certified Professional).
Marc Gilis has served as Chief Executive Officer of Alpha Insurance SA since November 2015. Between 2018 and 2015, he has been in charge of the accounting and finance department of AG Insurance (previously Fortis Insurance) and Allianz Global Corporate and Specialty Belgium and Netherland. Previously, he has worked for 15 years for American Re-Insurance Company in Brussels in charge of Finance for EMEA. This included 3 years of run off between 2002 and 2005.
Ewen Gilmour is a Non-Executive Chairman of Starstone Underwriting Ltd. He joined Shelbourne Syndicate Services Ltd. as a non-executive director in October 2009 and was appointed Chief Executive Officer in 2011. In anticipation of the novation of the management of Shebourne Syndicate 2008 to Starstone, he became non-executive Chairman of Starstone in March 2015 and relinquished his Shelbourne executive duties when novation was completed in July 2015. He is also non-executive Chairman of Antares Managing Agency Ltd. and Hampden Agencies Ltd. He served on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until his retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.
Richard Grainger joined the Enstar group as part of its acquisition of StarStone in 2014. He is a Director of StarStone Insurance Services Limited, and serves as the head of compliance for StarStone’s non-US operations. Before joining StarStone in 2008, he was a senior manager in the regulatory practice of Ernst & Young, having been with EY since 1995, first in Bermuda and subsequently in London. He is a Fellow of the Institute of Chartered Accountants in England and Wales.
Adam Grange has served with the Company since 2007 and is currently a Director of Cranmore (UK) Limited. From April 2007 to September 2014, he held the position of Associate Director also at Cranmore. From April 2000 to March 2007, he worked as Audit Manager at Global Resource Managers, a business unit of the CNA Insurance Group. From 1997 to 2000, he worked at Bridgeway Management Ltd., from 1994 to 1997 at Lloyd’s Claims Office and from 1993 to 1994 at Roy T. Ward Consultants Ltd. He has a BSc (Hons) and is an Associate of the Chartered Insurance Institute.
Lee Greenway began his career at Lloyd’s in 1986 with Syndicate 47. He joined Atrium in 1998 to lead the Syndicate 570 Direct Property and Casualty Underwriting team and pioneered the AUGold online trading platform from inception in 2004. In 2006 Lee was seconded to Vancouver, Canada and now serves as President of Atrium’s North American service companies, Atrium Risk Management Services (Washington) Ltd. and Atrium Risk Management Services (British Columbia) Ltd.
Gary Griffiths was appointed Independent Non-Executive Director of Marlon Insurance Company Limited in January 2015. His previous roll was Independent Non-Executive Director of Shelbourne Syndicate Services Limited. From December 1994 to August 2012, he worked for Whittington Capital Management (now Asta Managing Agency Ltd) holding various roles including Managing Director, Chief Operating Officer and Claims Director. He is Deputy Chairman of the Lloyd’s Market Association (LMA) Academy Committee which seeks to raise the profile of education in the Lloyd's market.

Enstar Group Limited	A-3	2017 Proxy Statement

David Grisley serves as Non-Executive Director of Enstar (EU) Limited. He served as Chief Information Officer of Enstar from 1996. From 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.
David Hackett has served as Financial Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991.
Anna Hajek is an External Director for SeaBright Insurance Company and the Clarendon National Insurance Company. She is a co-founder and the President and CEO of Clarity Group, Inc. which was formed in 2002. Prior to the Clarity Group, Ms. Hajek was the President of the Healthcare Risk Services Group and EVP of MMI Companies, Inc., an international insurance and reinsurance company. Prior to joining MMI, Ms. Hajek worked in hospital and academic settings. She is a certified Medical Technologist and holds a Master’s Degree in Health Professions Education from the University of Illinois College of Medicine at Chicago and a Certificate in E-Business from Lewis University, Graduate School of Management.
Nicholas Hall was appointed as a Director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, he has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. He served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Run-off Limited and Cobalt Solutions Services Ltd. in London and Sydney.
Michael H.P. Handler is a Non-Executive Director of Harper Insurance Limited and Chairman of its Board of Directors. He is also a non-executive director of StarStone Insurance (Europe) AG and Chairman of its Board of Directors. In addition he is non-executive Chairman of the Guy Carpenter EMEA Advisory Council. He began his career with Guy Carpenter in 1974, working in New York and briefly in Copenhagen until his transfer to Zurich in 1996.
Peter Hargrave joined the Atrium Group as Head of Human Resources in 2006. He is currently HR Director and a Director of Atrium’s overseas companies. Prior to joining Atrium Underwriting Group Limited he ran an HR consulting practice and before that held various senior HR positions in the Financial Services sector.
Richard Harries was appointed as a Chief Executive Officer of Atrium Group in July 2014. He joined the Atrium Syndicate in 1997 to underwrite the energy account, in 2008 he was promoted to be the Syndicate Active underwriter. Prior to joining Atrium Underwriters Limited, Mr. Harries was a broker at Willis, becoming an Executive Director of the Oil and Gas Department. He was appointed a Director of Atrium Underwriting Group Limited and Atrium Underwriters Limited in January 2008.
Kieran J. Hayes has served as an Executive Director and Chief Executive Officer of Laguna Life Limited in Ireland following Enstar’s acquisition from Citigroup in March 2011. Prior to that, from June 2004 to March 2011, Mr. Hayes held a number of senior management roles with Citigroup, including Managing Director & VP Operations of Citigroup’s life insurance business. From January 1998 to December 2002, he worked at Old Republic Insurance in Chicago, Illinois as Senior Vice President of Operations, and prior to that in a managerial capacity at Great West Life Insurance Company, also in Chicago.
Keith Haynes has served as the Chief Financial Officer of Laguna Life DAC since April 2011. From March 2008 to April 2011 he was the Chief Financial Officer of Oney Insurance Limited and Oney Life Limited, PPI insurers based in Dublin, Ireland. He has also served as the Financial Reporting Manager of Lone Star International Finance Limited and as the Investment Accountant and Financial Reporting Accountant for Canada Life Assurance Ireland. He is a Fellow of the Association of Chartered Certified Accountants.
Brett Henry has served as the Head of Finance of Enstar Australia Limited since 2011 and Financial Controller/Finance Manager between 2008 & 2011. Prior to his employment with Enstar in 2008, he was employed by AMP Limited in various financial management roles. He is a Certified Practicing Accountant (CPA Australia) and has a Bachelor of Economics degree (Accounting & Finance).
Siobhan Hextall has served as UK Head of Compliance and Company Secretary since November 2007. Between 1998 to 2006 she was Finance Director for Chevanstall Limited, a London market reinsurance company. Prior to this she was a senior manager with Price Waterhouse, having trained with Deloitte & Touche. She is an Associate of the Institute of Chartered Accountants in England & Wales and a member of the Institute of Chartered Secretaries & Administrators.

Enstar Group Limited	A-4	2017 Proxy Statement

Shaun Holden has served as a Director of Enstar (EU) Limited since August 2012. He has served as Financial Controller of Enstar (EU) Limited since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.
Edward Houff has been the independent director of Dana Companies LLC since 2013. He is an attorney and was a products liability defense trial lawyer representing primarily asbestos product manufacturers from 1980-2001 and again from 2006-2016 when he retired from the active practice of law. He served as the Senior Vice President, General Counsel and Secretary of Kaiser Aluminum Corporation in Houston, Texas from 2001-2005. He also served as national coordinating counsel for a number of asbestos product manufacturers from 1989-2001 and from 2006-2016.
Giles Hussey is the Managing Partner of Malakite, which launched in Dubai in 2016 and targets specialty business in the MENA region. Mr. Hussey has more than 14 years’ experience in the Middle East where he served as head of MENA, Swiss Re Corporate Solutions. Before that he was CEO, Middle East & Asia at Lancashire Insurance following an extensive broking career with JLT and Marsh.
Bent Isachsen has served as Chief Operating Officer of StarStone International since September 2016 and has over 24 years’ experience in the London insurance market. From 2011 to 2016 he was Head of Operations StarStone International. Before joining StarStone, he was Operations Manager for Beazley, a Lloyd’s managing agent based in London with service companies globally and admitted underwriting company in the US. He started his career in 1993 working for Aon, a global broker. He is actively involved in the London market and sits on various London market committees.
Andreas Iselin joined the Board of Harper Insurance Limited in November 2009. Since 2008, he has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007, he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Before that, he held senior positions with both Winterthur Insurance Group and Swiss Re Group.
Rutger Janssens is the Chief Operations Officer of Alpha Insurance and joint Enstar November 2015. He has over 20 years of experience in the insurance industry, both in management functions and as a consultant, during which he took up different operations related roles.
Max Lewis has served as an Independent Non-Executive Director of River Thames Insurance Company since 2003 shortly after it was acquired from Marsh Group and is also a director of Brampton Insurance Company. Max has worked in the insurance industry for 35 years in general management and regulatory positions and held a number of director positions at Sedgwick Group plc. He was until recently a non- executive director of Motors Insurance Company, a company which he helped to found and serves on the audit committee of his local Council.
Oscar Lolato joined StarStone in 2010 as representative of TSIC and Director/President of the subsidiary in Brazil responsible for the local aspects of the admitted reinsurance operation. He has also participated in other relevant StarStone projects. Oscar has 25 years’ experience in insurance, formerly with XL insurance as CFO Latin America responsible for Brazil, Mexico and Argentina, Director of Controls at Itau-XL, and Director/Officer at Winterthur International and Zurich Insurance. Oscar holds a Master degree in Economics and a Postgraduate degree in Strategic Intelligence.
Michael Lynagh joined the Board of Enstar (EU) Limited in March 2012 as an Independent Non-Executive Director. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.
Donat Marxer is a Non-Executive Director of StarStone Insurance (Europe) AG. Mr. Marxer was appointed Non-Executive Director and member of the board of Glacier Insurance AG in October 2006. With the StarStone 2010 acquisition of Glacier (now StarStone Insurance (Europe) AG), he became non-executive director and a member of the board. He is a Liechtenstein citizen and holds several other local non-executive directorships while running his own consultancy business. He also acts as Honorary Consul for Slovenia in Liechtenstein.
Barry McConville has over 25 years of experience in the financial services industry. Initially with Wang & Oracle and laterally with Linedata (formerly Global Investment Systems), a leading provider of systems and consultancy services to the global asset management & investment funds industry, where he was Managing Director. He holds the Professional Designation of Certified Investment Fund Director from The Institute of Banking and is a non-executive director of a number of investment funds and companies domiciled in Ireland and other offshore jurisdictions. Mr. McConville is an Irish resident.

Enstar Group Limited	A-5	2017 Proxy Statement

Philip McDonald is a Non-Executive Director on the Board of Point Bay Insurance Limited. Following a career in the insurance industry in both Australia and the Isle of Man since 1970, he retired from Marsh Management Services (Isle of Man) Limited as Senior Insurance Officer and Assistant Vice President in 2009. In addition to Board of Point Bay Insurance Limited he sits on a number of other captive insurance/reinsurance boards as a non-executive Director. He is a Senior Associate of the Australian and New Zealand Institute of Insurance and Finance and a Member of the Risk Management Institution of Australia.
Robin Mehta has served as Managing Director of Beecher Carlson Bermuda since 2010. Mr. Mehta has over 25 years of experience in the insurance/reinsurance industry. Prior to joining Beecher Carlson, he was CFO of Hiscox Bermuda Ltd. for three years and President of Inter-Ocean Reinsurance Ltd. for six years. Mr. Mehta is a member of the Canadian Institute of Chartered Accountants.
Brendan Merriman joined Atrium in July 2014 as the Group CFO having served as Interim CFO since December 2012. In February 2017, he was appointed CFO of Enstar EU. Previously Mr. Merriman served as CFO of the European operations of HCC Insurance Holdings (International) Ltd. 2000-2012.
David Message has served with StarStone since 2009 and is currently the Chief Underwriting Officer of StarStone’s international business and active underwriter of Syndicate 1301. He has over 25 years of experience in the specialty insurance market, beginning his career in the late 1980s at Willis. He later moved into the offshore energy field with Hiscox. Prior to StarStone, he was Global Head of Offshore Energy and Regional Head of Marine at XL Group, which he joined in 2000.
Jeffrey D. Miller is both President and Chief Executive Officer of Paladin Managed Care Services, Inc., originally joining the Company as Chief Operating Officer in 2009. He has over 30 years of experience with market leading managed care companies servicing insurance carriers of all size and complexity. Jeffrey was an adjunct professor at California State University at Fullerton, where he taught senior-level courses in strategic and entrepreneurial management. He has a BA in business, an MBA and is certified as a Six Sigma Black Belt.
Jeanne Mitchell has served with the Company since 2013 and is currently both the Vice President and Director of Financial Reporting of Enstar subsidiary Pavonia Holding (US), Inc. and its affiliates. From September 2005 to March 2013, she held the same position with HSBC (before our acquisition of Pavonia). From July 2003 to August 2005, she held the position of Manager Financial Reporting with HSBC, which acquired Household International in 2003. From June 1994 to June 2003, she held the position of Supervisor-Financial Reporting with Household International, which acquired Beneficial Management in 1998. Since 1980, she worked in various financial capacities for Beneficial Management including Accounting, Financial Planning and Financial Reporting.
Jennifer Miu was appointed Chief Financial Officer of Enstar (US) Inc. in July 2016. Since 2011, she served as the SVP, Client Director of Clarendon and SeaBright.  Following Enstar’s acquisition of Clarendon, she served as accounting controller until 2014 before being made VP, Client Manager of Clarendon and became an SVP, Client Director in 2015.  In 2015, she also became Client Director of SeaBright after Clarendon assumed the SeaBright business through a net retained liabilities agreement.  From 2008 to 2011 she was Accounting Controller for Clarendon’s property and casualty insurance books and from 2006 to 2008 she was an Accounting Manager. Ms. Miu joined Clarendon’s workers compensation accounting team in 2003 after obtaining her undergraduate degree from the Leonard N. Stern School of Business at New York University.
Alastair Nicoll has served as a Non-Executive Director of Laguna Life Limited since 2012. He is currently the Managing Director of Aon’s Global Risk Consulting business in Ireland, having joined Aon nearly 30 years ago in Bermuda. A Scottish Chartered Accountant and member of the Institute of Directors, he serves on several insurance and reinsurance Boards currently in Ireland.
Steve Norrington is based in the U.S. and is the Executive Vice President of Enstar (US) Inc. and Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.
Daniel R. O’Brien has served as a Director of Pavonia Life Insurance Co. of NY, and its predecessor First Central National Life Insurance Co. of NY, since 1987. From July 1998 through March 2002 he served as Managing Director and CEO of Household Insurance Group and its affiliated companies. Prior to that he was CEO of Beneficial Insurance Group and its insurance affiliates. He began his insurance career with The Prudential Insurance Company in 1973.

Enstar Group Limited	A-6	2017 Proxy Statement

Kevin O’Connor has served as a Director of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda.
Patrick O’Sullivan holds a Bachelor of Common Law degree from the National University of Ireland, is a qualified Solicitor and has over 35 years’ experience in global asset management. He is the Founder Partner of Ballybunion Capital Ltd. and previously worked as senior management with Bank of Ireland Asset Management, Barclays Capital & ING Barings. He is a non-executive Director of a number of Enstar Group investment vehicles.
Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as the Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.
Nicholas Packer recently became the Chief Executive Officer of our recently formed subsidiary, KaylaRe Ltd. Previously, he served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He led our underwriting, claims, commutation, consulting and ceded reinsurance operations, and served as StarStone Group Chief Executive Officer and Chairman. From 1996 to 2001, he was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited (which is now a subsidiary of the Company). Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. In 1993, Mr. Packer joined Mr. Silvester in operating a run-off business venture in Bermuda.
Derek Patience is an Independent Non-Executive Director who has served on the Board of Point Bay Insurance Limited since prior to the acquisition by Enstar.
Richard Phinn has served with the Company since 2012 and is currently a Finance Director for Syndicate 2008. With 14 years of industry experience, he previously held the position of Vice President for Beecher Carlson from 2009 to 2011, and before that he was Vice President for Swiss Reinsurance Company from 2006 to 2009. He trained as a Chartered Accountant with Allotts Accountants and is a fellow of the Institute of Chartered Accountants in England and Wales and a Chartered Financial Analyst.
Udo Pickartz is the Enstar EU Head of Compliance and StarStone General Counsel since January 2017. He joined StarStone (then Torus) in 2011. Before that, Mr. Pickartz was Head of Compliance and Legal Counsel for Zurich Insurance Group in Germany and Director of Compliance for Hartford Life Limited. He started his career in insurance at Marsh & McLennan Companies in Germany. He is a qualified lawyer admitted to the German bar and holds a law degree from Cologne University and the University of Sydney.
Marie-Claire Pletinckx is a Non-Executive Director of Alpha Insurance, a company of the Enstar Group operating on the Belgian market. Her career covers 35 years of in depth experience in general management in insurance, as well as, bank insurance in the area of Life, Non-Life, Pension business. In the Fortis Group, she operated as Executive Vice President of Employee Benefits Europe, Executive Director Bank Insurance; AG Insurance and previous 10 years as Executive Director Life and CEO of FB Insurance, biggest life operator on the Belgian market.
Gary Potts is a Non-Executive Director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Australian Department of the Treasury for ten years, with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury’s representative in Tokyo from 1984 to 1987.
Ian Poynton is an Independent Non-Executive Director of Starstone Insurance SE, a position he has held since January 2015. Mr Poynton joined Freshfields in 1996. He was appointed to Partner in 1998; a position he held until his retirement in 2014. Mr Poynton currently holds several Directorships and is trustee of the Mahenye Charitable Trust.
Walker Rainey is a Non-Executive Director of StarStone Insurance Holdings Limited. Mr. Rainey has over 30 years of experience in the insurance industry, including eight years as Managing Director of Alterra Capital Europe Ltd., and eleven years as CFO of XL Europe Limited.
Teresa Reali has served Enstar (US) Inc. since March 2006. Since 2015, she has served as a Senior Vice President, Client Director. From April 2013 to November 2015, she held the position of Vice President, Client

Enstar Group Limited	A-7	2017 Proxy Statement

Management. From August 2012 to March 2013, she held the position of Assistant Vice President, Client Manager and from March 2006 to July 2012 she held the position of Senior Accountant. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island.
Robert Redpath is currently the Senior Vice President of Enstar (US) Inc. Prior to joining Enstar in 2011, he served as the General Counsel of Clarendon National Insurance Company and subsidiaries from April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for four years at the London law firm of Lawrence Graham specializing in insurance litigation. He has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney both in England (solicitor - non-practicing) and in the State of New York.
Derek Reid has served as a Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.
Jeremy Riley is an Independent Non-Executive Director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. He has worked in the insurance sector for over 30 years and has held a number of executive and non-executive roles in the UK and global Insurance markets including CEO, CFO and COO. Currently, Jeremy is Managing Director of FTIs insurance practice, a leading independent global consulting firm.
David Rocke is currently both Director and Executive Vice President of Enstar Limited. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, he held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.
Simon Schnorr joined StarStone in November 2014 as Global Head of Marine, responsible for strategic development and day-to-day management of StarStone’s global Marine offering. From 2008 - 2014 Simon worked for Aon in London as Chief Commercial Officer for Marine, Global Head of P&I as well as being a member of Aon’s Global Marine Executive. During his time with Aon, Simon also spent 2 years in the Aon’s DIFC office in Dubai as Head of Marine in the UAE. Prior to Aon’s acquisition of Benfield, Simon was one of the founding team members of Benfield Corporate Risk, a boutique specialty broking division established in 2005. Simon holds both British and German citizenship and is a graduate of the London School of Economics and Political Science (LSE) with a BSc (Hons) in Economics.
Duncan Scott has served as the Vice President of Run-Off and Insolvency Operations of the Company since 2001. He served as Chief Financial Officer of Torus Insurance (Bermuda) Limited from April 2014 to December 2015. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. He was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.
Richard Seelinger is the Chief Operating Officer and Head of Claims of Enstar (US) Inc. He served as the Senior Vice President and US Head of Claims from 2013 to2016 and as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger previously served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Workers’ Compensation Claim Officer of Kemper Insurance Company from 1994 to 1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.
Michael Sheehan joined Clarendon Insurance Group in September 2002 as Vice President of program business. Since 2006, he has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.
John Shettle is an Operating Partner of Stone Point Capital. He also serves as the interim CEO and President of the U.S. operations of StarStone Insurance Holdings Limited and is a director of Atrium Underwriting Group Limited. Mr. Shettle has more than thirty years of experience in the global insurance industry. Prior to joining Stone Point, he was the President and CEO of the Victor O. Schinnerer Company, where he was responsible for running Victor O.

Enstar Group Limited	A-8	2017 Proxy Statement

Schinnerer & Company, Inc. and ENCON Group Inc. Mr. Shettle holds a B.A. from Washington and Lee University and an Executive M.B.A from The Sellinger School of Business and Management at Loyola College in Maryland.
Jason Shortt has served with the Company since April 2014 and is currently a Managing Director, Cranmore Insurance & Reinsurance Services (Europe) Ltd. Mr. Shortt has in excess of 24 years’ insurance industry experience. From 2006 to 2014, he held the position of Reinsurance & Aviation Insurance Claims Manager at Markel International (formerly Alterra) and from 2001 to 2006, he held various claims management positions with QBE in London and Dublin. Prior to that, Mr. Shortt held various claims positions in London and Dublin. He is a Chartered Insurance Practitioner and an Associate of the Chartered Insurance Institute.
Ann Slade has served the Company since 2007 and is currently Enstar (EU) Head of Finance. Prior to this, she held the position of Client Manager for Unionamerica Insurance Company Limited. Before joining Enstar (EU) Ltd., she was Senior Finance Manager at Scottish Re (from 2004 to 2006) and Insurance Group Controller at GE Life (from 2000 to 2004). She trained as a Chartered Accountant with PricewaterhouseCoopers and is a fellow of the Institute of Chartered Accountants in England and Wales.
Demian Smith is currently the Chief Executive Officer of StarStone’s international operations. He joined StarStone as Global Head of Marine in 2010 from the Navigators Group-owned Lloyd’s Specialist Marine Syndicate 1221, where he was responsible for Marine and Energy Liabilities. In 2014, he was appointed Chief Executive Officer of StarStone’s international operations, which includes StarStone’s Lloyd’s London market and Continental Europe operations. An Associate of the Chartered Insurance Institute, Mr. Smith holds an MBA from Edinburgh University Management School and a B. Eng. (Hons) in Naval Architecture from the University of Strathclyde, Glasgow. He began his career at Miller in 1995.
Joseph A. Stancati is President of Dana Companies, LLC. Mr. Stancati has over 30 years of experience in Litigation Management, including his previous position as Director of Litigation for Dana Incorporated, where he also served as a Director and Administrator of the Dana Foundation.
Vicki Stringham is the Vice President of Dana Companies, LLC. She has over 28 years of experience in claims handling and risk management, the last 13 years spent in supervising the national toxic tort litigation for a fortune 500 company.
Mick Summersgill is the Chief Operating Officer of StarStone. He joined Enstar (EU) Limited in 2013 and since May 2014 he has been the StarStone Head of Group Operations. He has worked in the insurance industry for 20 years at Zurich Financial Services, KPMG and EY. His principal area of expertise is in managing and leading large and complex restructuring and business transformation initiatives. He is a fellow of the Association of Chartered Certified Accountants.
C. Paul Thomas joined Enstar (EU) Limited in 2001 and is currently the Chief Financial Officer of the Enstar EU Group. From 2001 to 2012, he held the position of client director for a number of run-off clients of Enstar (EU) Limited and was appointed a director of Enstar (EU) Limited in 2006. Prior to joining Enstar, he served as Finance Director of Wasa International (UK) Insurance Company Limited from 1997 to 2001, having previously held senior financial positions within Friends Provident Group (1993 to 1997), NM Financial Management Limited (1988 to 1993) and Schroder Life Assurance Company Limited (1984 to 1988). He is a fellow of the Chartered Association of Certified Accountants.
Philip Toohey is a Non-Executive Director of Pavonia Life Insurance Company of New York. He has extensive regulatory and compliance expertise having served for 15 years as Senior Executive Vice President, General Counsel and Secretary of HSBC USA Inc. and HSBC Bank USA. He has served as Non-Executive Director of Pavonia and its predecessor since 2006.
Kim Torbeyns is the Chief Financial Officer of Alpha Insurance in Belgium since July 2015. Before joining Alpha Insurance, she served as a senior manager in the insurance and real estate division of PwC from 1996 to 2015. She is a member of the Institute of Chartered Accountants in Belgium.
Cindy Traczyk has served StarStone US since 2010 and is currently the Chief Pricing Actuary. Previously, she held the position of SVP and Actuary, Pricing for StarStone US. From August 1995 to August 2010, she worked as an insurance professional at CNA in Chicago, Illinois in a variety of actuarial, and underwriting roles. Her final position with CNA was SVP and Actuary, Commercial Actuarial from 2008 to 2010. She is a fellow of the Casualty Actuarial Association.
R. Lincoln Trimble, Jr. is the Executive Vice President of StarStone. He joined StarStone in 2009 to lead its casualty group and has almost 30 years of experience in insurance. Before joining the Company, he held several senior management positions with Chubb, St. Paul and Travelers, overseeing an array of insurance and reinsurance

Enstar Group Limited	A-9	2017 Proxy Statement

products for both the US domestic market and internationally. Additionally, he co-founded Statehouse Casualty Managers, an MGA specializing in small commercial liability business. He holds a BA in Economics from the University of Virginia.
Darren S. Truman has served as Enstar European Head of Claims and has served as a Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and he has served as Senior Technical Manager of the Company for Enstar since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, he held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.
Alan Turner recently became the Chief Financial Officer of our recently formed subsidiary, KaylaRe Ltd. Previously, he was Chief Projects Officer for Enstar (EU) Limited and a director of a number of the Company’s U.K. subsidiaries. He served as Chief Executive Officer of Enstar (EU) Limited from April 2006 to December 2016 and prior to this he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.
Kristan Van Der Meer has served the Company since April 2013 and is currently the Vice President of Operations of Enstar Subsidiary Pavonia Holdings (US), Inc. and its affiliates. Prior to the Company’s acquisition, Ms. Van Der Meer held the position of AVP, Senior Manager Marketing Project Management at HSBC Insurance Services from March 2008 through March 2013. Prior to that, from 1995 to 2008, she worked for various business units of Beneficial Finance, Household International, and HSBC in Corporate Training, Human Resources, Quality Assurance, and Partner Relationship Management. She is a member of the National Association of Professional Women.
Eddy VanderBosch has served as a General Manager of Arena nv since 2004 having previously served as its authorized representative. He has 30 years of experience in the insurance industry and was head of underwriting at Zelia (Swiss Life) from 1998 to 2003. He obtained a Master in Law from the University of Leuven in 1984.
Bertrand VanderHaeghen is a joint Managing Director of Vander Haeghen & Co SA having joined the Company in 2004 as prestige & classic cars underwriting manager in 2004 before taking his current role in 2011. He started his career as underwriting assistant with Ibis Underwriting Agency.
Roger VanderHaeghen has served as a Chairman of the Board of the underwriting agency Vander Haeghen & Co SA for 20 years. He has more than 35 years of experience in the insurance and reinsurance market and in particular is a specialist in Belgian niche products. Before setting up Vander Haeghen he worked as a reinsurance manager for Mapfre Re and a casualty underwriter for Assubel, now Allianz Belgium.
Florian von Meiss is a Non-Executive Director of Harper Insurance Limited. He opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. After a merger of his old firm in 2008 he is now counsel to the law firm Blum&Grob in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. He holds law degrees from both the University of Zurich and the Columbia School of Law, New York.
John Wardrop is a Non-Executive Director of StarStone Insurance SE and StarStone Underwriting Limited. He retired as a Partner from KPMG LLP’s insolvency practice in 2013 after a career of almost 30 years with the professional services firm. His management responsibilities as a Partner included membership on the U.K. Risk Management Panel, recruitment and mentoring of professional staff, managing team’s financial performance and assessing candidates for admission to the Partnership.
Stefan Wehrenberg is a Non-Executive Director of Harper Insurance Limited and Partner of BLUM&GROB Attorneys at Law since December 2008. Previously, he was a partner and senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. He holds a law degree from the University of Zurich.
Steven Western joined Enstar (EU) Limited in 2007 and is currently Client Director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd., from 1995 to 2003, and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.

Enstar Group Limited	A-10	2017 Proxy Statement

Serge Wibaut is a Professor of economics and finance with more than 25 years of experience and is a member of several executive committees and investment committees throughout Europe in financial institutions undergoing restructuring. He played a leading role in the definition of new strategies especially in the domain of investment, balance sheet overhaul of banks and insurances, real estate and risk management. He has extensive experience as a member of boards of directors in large and medium sized institutions throughout Europe, as well as, in several investment companies (mutual funds, real estate companies or private equity funds).
Chase Young has served as Executive Vice President of Cranmore US since July 2016. Prior to that he served as Senior Vice President of Cranmore US with responsibility for the Enstar US TPA Management and Quality Assurance functions. Mr. Young has been with Cranmore since the start of his professional career.
Nick Zerbib is a Senior Principal of Stone Point and a member of the Investment Committees of the Trident Funds. He joined Stone Point in 1998. Previously, he was an Analyst at Goldman, Sachs & Co. from 1993 to 1996. Mr. Zerbib is a director of a number of portfolio companies of the Trident Funds, including Alliant Insurance Services, The ARC Group, Freepoint Commodities, Hodges-Mace Holdings, KaylaRe, LTCG, NXT Capital and Privilege Underwriters. He holds a B.A. from Amherst College and an M.B.A. from the Harvard Graduate School of Business Administration.

Enstar Group Limited	A-11	2017 Proxy Statement

ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX, BERMUDA
VOTE BY INTERNET - www.proxyvote.com/ESGR
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 5, you can do so only via Internet or mail by following the instructions on this proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 5, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E28315-P93874	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSTAR GROUP LIMITED
The Board of Directors recommends you vote FOR the nominees for directors:

1.	Election of Directors	For	Against	Abstain

	1a. B. Frederick Becker	☐	☐	☐

	1b. James D. Carey	☐	☐	☐

	1c. Hitesh R. Patel	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR for Proposal No. 2.					1 Year	2 Years	3 Years	Abstain

2.	Advisory vote on the frequency of future advisory votes to approve executive compensation.				☐	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals No. 3 and 4.						For	Against	Abstain

3.	Advisory vote to approve executive compensation.					☐	☐	☐

4.
To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2017 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.
						☐	☐	☐

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 5.

5.	Election of subsidiary directors as set forth in Proposal No. 5.					☐	☐	☐

Please refer to the back of the card for special voting instructions regarding Proposal No. 5.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/ESGR.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
E28316-P93874
ENSTAR GROUP LIMITED Annual General Meeting of Shareholders June 13, 2017 This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Dominic F. Silvester and Mark W. Smith, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, ADT on June 13, 2017 at Enstar Group Limited, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, Bermuda, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 5:
You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 5.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee's name and submitting your vote by mail, or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 5 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

5.1 AG Australia Holdings Limited

Nominees:	For	Against	Abstain
1. Sandra O'Sullivan	☐	☐	☐
2. Nicholas Hall	☐	☐	☐
3. Brett Henry	☐	☐	☐

5.2 Alopuc Limited

Nominees:	For	Against	Abstain
4. Richard Harries	☐	☐	☐
5. James Lee	☐	☐	☐
6. Brendan Merriman	☐	☐	☐

5.3 Alpha Insurance SA

Nominees:	For	Against	Abstain
7. Serge Wibaut	☐	☐	☐
8. Marie-Claire Pletinckx	☐	☐	☐
9. C. Paul Thomas	☐	☐	☐
10. Kieran Hayes	☐	☐	☐
11. Rutger Janssens	☐	☐	☐
12. Kim Torbeyns	☐	☐	☐
13. David Atkins	☐	☐	☐

5.4 Arden Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
14. Paul O'Shea	☐	☐	☐
15. Mark Smith	☐	☐	☐
16. David Rocke	☐	☐	☐
17. Duncan Scott	☐	☐	☐
18. Guy Bowker	☐	☐	☐

5.5 Arena SA

Nominees:	For	Against	Abstain
19. Timothy Fillingham	☐	☐	☐
20. Richard Etridge	☐	☐	☐
21. Eddy VanderBosch	☐	☐	☐

5.6 Atrium Risk Management Services (British Columbia) Ltd.

Nominees:	For	Against	Abstain
22. Richard Harries	☐	☐	☐
23. James Lee	☐	☐	☐
24. Brendan Merriman	☐	☐	☐
25. Lee Greenway	☐	☐	☐
26. Peter Hargrave	☐	☐	☐

5.7 Atrium Risk Management Services (Washington) Limited

Nominees:	For	Against	Abstain
27. Richard Harries	☐	☐	☐
28. James Lee	☐	☐	☐
29. Brendan Merriman	☐	☐	☐
30. Lee Greenway	☐	☐	☐
31. Peter Hargrave	☐	☐	☐

5.8 B.H. Acquisition Limited

Nominees:	For	Against	Abstain
32. Paul O'Shea	☐	☐	☐
33. Mark Smith	☐	☐	☐
34. David Rocke	☐	☐	☐
35. Guy Bowker	☐	☐	☐

5.9 Belmont Run-Off Limited

Nominees:	For	Against	Abstain
36. David Atkins	☐	☐	☐
37. Derek Reid	☐	☐	☐
38. C. Paul Thomas	☐	☐	☐

5.10 Bosworth Run-off Limited

Nominees:	For	Against	Abstain
39. C. Paul Thomas	☐	☐	☐
40. Alan Turner	☐	☐	☐

5.11 Brake Systems, Inc.

Nominees:	For	Against	Abstain
41. Joseph A. Stancati	☐	☐	☐
42. Vicki L. Stringham	☐	☐	☐

5.12 Brampton Insurance Company Limited

Nominees:	For	Against	Abstain
43. Patrick Cogavin	☐	☐	☐
44. Max Lewis	☐	☐	☐
45. C. Paul Thomas	☐	☐	☐
46. Alan Turner	☐	☐	☐
47. Steven Western	☐	☐	☐

5.13 Brittany Insurance Company Ltd.

Nominees:	For	Against	Abstain
48. Paul O'Shea	☐	☐	☐
49. Mark Smith	☐	☐	☐
50. David Rocke	☐	☐	☐
51. Duncan Scott	☐	☐	☐
52. Guy Bowker	☐	☐	☐

5.14 BWDAC, Inc.

Nominees:	For	Against	Abstain
53. Joseph A. Stancati	☐	☐	☐
54. Vicki L. Stringham	☐	☐	☐

5.15 Castlewood Limited

Nominees:	For	Against	Abstain
55. Guy Bowker	☐	☐	☐
56. Duncan Scott	☐	☐	☐
57. Elizabeth DaSilva	☐	☐	☐

5.16 Cavell Holdings Limited

Nominees:	For	Against	Abstain
58. Derek Reid	☐	☐	☐
59. C. Paul Thomas	☐	☐	☐
60. Siobhan Hextall	☐	☐	☐

5.17 Cavello Bay Holdings Limited

Nominees:	For	Against	Abstain
61. Paul O'Shea	☐	☐	☐
62. Mark Smith	☐	☐	☐
63. David Rocke	☐	☐	☐
64. Duncan Scott	☐	☐	☐
65. Guy Bowker	☐	☐	☐

5.18 Cavello Bay Reinsurance Limited

Nominees:	For	Against	Abstain
66. Paul O'Shea	☐	☐	☐
67. Mark Smith	☐	☐	☐
68. David Rocke	☐	☐	☐
69. Duncan Scott	☐	☐	☐
70. Guy Bowker	☐	☐	☐

5.19 Chatsworth Limited

Nominees:	For	Against	Abstain
71. Guy Bowker	☐	☐	☐
72. Mark Smith	☐	☐	☐
73. David Rocke	☐	☐	☐
74. Elizabeth DaSilva	☐	☐	☐
75. Orla Gregory	☐	☐	☐

5.20 Clarendon National Insurance Company

Nominees:	For	Against	Abstain
76. Paul Brockman	☐	☐	☐
77. John Dore	☐	☐	☐
78. Anna Hajek	☐	☐	☐
79. Jennifer Miu	☐	☐	☐
80. Robert Redpath	☐	☐	☐
81. Michael Sheehan	☐	☐	☐
82. Richard Seelinger	☐	☐	☐
83. Cindy Traczyk	☐	☐	☐

5.21 Comox Holdings Ltd.

Nominees:	For	Against	Abstain
84. Elizabeth DaSilva	☐	☐	☐
85. David Rocke	☐	☐	☐
86. Guy Bowker	☐	☐	☐
87. Duncan Scott	☐	☐	☐

5.22 Copper Coast Funds ICAV

Nominees:	For	Against	Abstain
88. Orla Gregory	☐	☐	☐
89. Barry McConville	☐	☐	☐

	For	Against	Abstain
90. Patrick O'Sullivan	☐	☐	☐
91. Kieran Hayes	☐	☐	☐
92. Keith Haynes	☐	☐	☐
93. Paul Thomas	☐	☐	☐

5.23 Courtenay Holdings Ltd.
Nominees:

	For	Against	Abstain
94. Mark Smith	☐	☐	☐
95. Guy Bowker	☐	☐	☐
96. David Rocke	☐	☐	☐

5.24 CP Product, LLC
Nominees:

	For	Against	Abstain
97. Joseph A. Stancati	☐	☐	☐
98. Vicki L. Stringham	☐	☐	☐

5.25 Cranmore (Asia) Limited
Nominees:

	For	Against	Abstain
99. Duncan Scott	☐	☐	☐
100. Guy Bowker	☐	☐	☐
101. Elizabeth DaSilva	☐	☐	☐
102. David Rocke	☐	☐	☐

5.26 Cranmore (Asia) Pte Limited
Nominees:

	For	Against	Abstain
103. Sandra O'Sullivan	☐	☐	☐
104. Steve Norrington	☐	☐	☐

5.27 Cranmore (Bermuda) Limited
Nominees:

	For	Against	Abstain
105. Guy Bowker	☐	☐	☐
106. Duncan Scott	☐	☐	☐
107. David Rocke	☐	☐	☐
108. Elizabeth DaSilva	☐	☐	☐

5.28 Cranmore (UK) Limited
Nominees:

	For	Against	Abstain
109. Desmont Allen	☐	☐	☐
110. Philip Cooper	☐	☐	☐
111. David Ellis	☐	☐	☐
112. Adam Grange	☐	☐	☐
113. Shaun Holden	☐	☐	☐
114. Steve Norrington	☐	☐	☐
115. C. Paul Thomas	☐	☐	☐
116. David Atkins	☐	☐	☐

5.29 Cranmore (US) Inc.
Nominees:

	For	Against	Abstain
117. Paul Brockman	☐	☐	☐
118. Chase Young	☐	☐	☐
119. Steve Norrington	☐	☐	☐

5.30 Cranmore Australia Pty Limited
Nominees:

	For	Against	Abstain
120. Steve Norrington	☐	☐	☐
121. Sandra O'Sullivan	☐	☐	☐
122. Nicholas Hall	☐	☐	☐

	For	Against	Abstain
123. Kieran Hayes	☐	☐	☐
124. Jason Shortt	☐	☐	☐
125. David Ellis	☐	☐	☐
126. Steve Norrington	☐	☐	☐

5.32 Cumberland Holdings Ltd.
Nominees:

	For	Against	Abstain
127. Guy Bowker	☐	☐	☐
128. Mark Smith	☐	☐	☐
129. David Rocke	☐	☐	☐
130. Paul O'Shea	☐	☐	☐

5.33 Dana Atlantic LLC
Nominees:

	For	Against	Abstain
131. Joseph A. Stancati	☐	☐	☐
132. Vicki L. Stringham	☐	☐	☐

5.34 Dana Companies LLC
Nominees:

	For	Against	Abstain
133. Paul Brockman	☐	☐	☐
134. Edward Houff	☐	☐	☐
135. Jennifer Miu	☐	☐	☐
136. Robert Redpath	☐	☐	☐
137. Joseph A. Stancati	☐	☐	☐
138. Vicki L. Stringham	☐	☐	☐

5.35 DLCM NO. 1
Nominees:

	For	Against	Abstain
139. Derek Reid	☐	☐	☐
140. C. Paul Thomas	☐	☐	☐
141. Siobhan Hextall	☐	☐	☐

5.36 DLCM NO. 2
Nominees:

	For	Against	Abstain
142. Derek Reid	☐	☐	☐
143. C. Paul Thomas	☐	☐	☐
144. Siobhan Hextall	☐	☐	☐

5.37 DLCM NO. 3
Nominees:

	For	Against	Abstain
145. Derek Reid	☐	☐	☐
146. C. Paul Thomas	☐	☐	☐
147. Siobhan Hextall	☐	☐	☐

	For	Against	Abstain
148. Sandra O'Sullivan	☐	☐	☐
149. Siobhan Hextall	☐	☐	☐
150. Nicholas Hall	☐	☐	☐

5.39 Echlin-Ponce, Inc.
Nominees:

	For	Against	Abstain
151. Joseph A. Stancati	☐	☐	☐
152. Vicki L. Stringham	☐	☐	☐

5.40 EFMG LLC
Nominees:

	For	Against	Abstain
153. Joseph A. Stancati	☐	☐	☐
154. Vicki L. Stringham	☐	☐	☐

5.41 Enstar (EU) Finance Limited
Nominees:

	For	Against	Abstain
155. Shaun Holden	☐	☐	☐
156. C. Paul Thomas	☐	☐	☐
157. Siobhan Hextall	☐	☐	☐
158. Derek Reid	☐	☐	☐

5.42 Enstar (EU) Holdings Limited
Nominees:

	For	Against	Abstain
159. David Grisley	☐	☐	☐
160. David Hackett	☐	☐	☐
161. Shaun Holden	☐	☐	☐
162. C. Paul Thomas	☐	☐	☐
163. Siobhan Hextall	☐	☐	☐

5.43 Enstar (EU) Limited
Nominees:

	For	Against	Abstain
164. David Atkins	☐	☐	☐
165. David Hackett	☐	☐	☐
166. Shaun Holden	☐	☐	☐
167. Michael Lynagh	☐	☐	☐
168. Derek Reid	☐	☐	☐
169. C. Paul Thomas	☐	☐	☐

5.44 Enstar Asia Holdings Limited
Nominees:

	For	Against	Abstain
170. Derek Reid	☐	☐	☐
171. C. Paul Thomas	☐	☐	☐
172. Siobhan Hextall	☐	☐	☐

5.45 Enstar (US) Inc.
Nominees:

	For	Against	Abstain
173. Paul Brockman	☐	☐	☐
174. Norman Brown	☐	☐	☐
175. Jennifer Miu	☐	☐	☐
176. Steve Norrington	☐	☐	☐

	For	Against	Abstain
177. Robert Redpath	☐	☐	☐
178. Richard Seelinger	☐	☐	☐

5.46 Enstar Acquisitions Limited
Nominees:

	For	Against	Abstain
179. Derek Reid	☐	☐	☐
180. C. Paul Thomas	☐	☐	☐
181. Siobhan Hextall	☐	☐	☐

5.47 Enstar Asia Pacific Pty Ltd.
Nominee:

	For	Against	Abstain
182. Sandra O'Sullivan	☐	☐	☐

5.48 Enstar Australia Holdings Pty Limited
Nominees:

	For	Against	Abstain
183. Mark Smith	☐	☐	☐
184. Gary Potts	☐	☐	☐
185. Demian Smith	☐	☐	☐
186. Bruce Bollom	☐	☐	☐
187. David Atkins	☐	☐	☐

5.49 Enstar Australia Limited
Nominees:

	For	Against	Abstain
188. Sandra O'Sullivan	☐	☐	☐
189. Nicholas Hall	☐	☐	☐
190. Brett Henry	☐	☐	☐

5.50 Enstar Financial Services, Inc.
Nominees:

	For	Against	Abstain
191. Paul Brockman	☐	☐	☐
192. Jennifer Miu	☐	☐	☐

5.51 Enstar Financing Ltd.
Nominees:

	For	Against	Abstain
193. Mark Smith	☐	☐	☐
194. Guy Bowker	☐	☐	☐
195. Duncan Scott	☐	☐	☐
196. Elizabeth DaSilva	☐	☐	☐

5.52 Enstar Holdings (US) Inc.
Nominees:

	For	Against	Abstain
197. Paul Brockman	☐	☐	☐
198. Norman Brown	☐	☐	☐
199. Jennifer Miu	☐	☐	☐
200. Steve Norrington	☐	☐	☐
201. Richard Seelinger	☐	☐	☐

5.53 Enstar Insurance Management Services
Nominees:

	For	Against	Abstain
202. Kieran Hayes	☐	☐	☐
203. Orla Gregory	☐	☐	☐

5.54 Enstar Investment Management Ltd.
Nominees:

	For	Against	Abstain
204. Guy Bowker	☐	☐	☐
205. Nazar Alobaidat	☐	☐	☐
206. Orla Gregory	☐	☐	☐

5.55 Enstar Life (US), Inc.
Nominee:

	For	Against	Abstain
207. Kieran Hayes	☐	☐	☐

5.56 Enstar Limited
Nominees:

	For	Against	Abstain
208. Paul O'Shea	☐	☐	☐
209. Mark Smith	☐	☐	☐
210. Elizabeth DaSilva	☐	☐	☐
211. David Rocke	☐	☐	☐
212. Orla Gregory	☐	☐	☐
213. Guy Bowker	☐	☐	☐

5.57 Enstar USA, Inc.
Nominees:

	For	Against	Abstain
214. Paul Brockman	☐	☐	☐
215. Jennifer Miu	☐	☐	☐

5.58 EPE, Inc.
Nominees:

	For	Against	Abstain
216. Joseph A. Stancati	☐	☐	☐
217. Vicki L. Stringham	☐	☐	☐

5.59 ERS LLC
Nominees:

	For	Against	Abstain
218. Joseph A. Stancati	☐	☐	☐
219. Vicki L. Stringham	☐	☐	☐

5.60 Fitzwilliam Insurance Limited
Nominees:

	For	Against	Abstain
220. Paul O'Shea	☐	☐	☐
221. Mark Smith	☐	☐	☐
222. David Rocke	☐	☐	☐
223. Guy Bowker	☐	☐	☐
224. Duncan Scott	☐	☐	☐

5.61 Flatts Limited
Nominees:

	For	Against	Abstain
225. Derek Reid	☐	☐	☐
226. C. Paul Thomas	☐	☐	☐
227. Siobhan Hextall	☐	☐	☐

5.62 Flight Operations, Inc.
Nominees:

	For	Against	Abstain
228. Joseph A. Stancati	☐	☐	☐
229. Vicki L. Stringham	☐	☐	☐

5.63 Friction, Inc.
Nominees:

	For	Against	Abstain
230. Joseph A. Stancati	☐	☐	☐
231. Vicki L. Stringham	☐	☐	☐

5.64 Friction Material, Inc.
Nominees:

	For	Against	Abstain
232. Joseph A. Stancati	☐	☐	☐
233. Vicki L. Stringham	☐	☐	☐

5.65 Glacier Vandervell LLC
Nominees:

	For	Against	Abstain
234. Joseph A. Stancati	☐	☐	☐
235. Vicki L. Stringham	☐	☐	☐

5.66 Gordian Runoff Limited
Nominees:

	For	Against	Abstain
236. Gary Potts	☐	☐	☐
237. Demian Smith	☐	☐	☐
238. Bruce Bollom	☐	☐	☐
239. David Atkins	☐	☐	☐

5.67 Goshawk Dedicated Limited
Nominees:

	For	Against	Abstain
240. Derek Reid	☐	☐	☐
241. C. Paul Thomas	☐	☐	☐
242. Siobhan Hextall	☐	☐	☐

5.68 Goshawk Holdings (Bermuda) Limited
Nominees:

	For	Against	Abstain
243. Guy Bowker	☐	☐	☐
244. Duncan Scott	☐	☐	☐
245. Orla Gregory	☐	☐	☐
246. David Rocke	☐	☐	☐

5.69 Goshawk Insurance Holdings Limited
Nominees:

	For	Against	Abstain
247. Derek Reid	☐	☐	☐
248. C. Paul Thomas	☐	☐	☐
249. Siobhan Hextall	☐	☐	☐

5.70 Guillamene Holdings Limited
Nominees:

	For	Against	Abstain
250. Kieran Hayes	☐	☐	☐
251. Orla Gregory	☐	☐	☐
252. Keith Haynes	☐	☐	☐

5.71 Harper Holding SARL
Nominees:

	For	Against	Abstain
253. David Rocke	☐	☐	☐
254. John Cassin	☐	☐	☐
255. Nicholas Packer	☐	☐	☐

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 13, 2017

5.72 Harper Insurance Limited

Nominees:	For	Against	Abstain
256. Michael Handler	☐	☐	☐
257. Andreas Iselin	☐	☐	☐
258. Florian Von Meiss	☐	☐	☐
259. Stefan Wehrenberg	☐	☐	☐
260. Mark Smith	☐	☐	☐
261. Alan Turner	☐	☐	☐
262. Richard Etridge	☐	☐	☐

5.73 Hillcot Holdings Ltd.

Nominees:	For	Against	Abstain
263. Guy Bowker	☐	☐	☐
264. Elizabeth DaSilva	☐	☐	☐
265. David Rocke	☐	☐	☐
266. Duncan Scott	☐	☐	☐

5.74 Hong Kong Reinsurance Company Limited

Nominees:	For	Against	Abstain
267. Sandra O'Sullivan	☐	☐	☐
268. Siobhan Hextall	☐	☐	☐
269. Nicholas Hall	☐	☐	☐

5.75 Hose and Tubing Products, LLC

Nominees:	For	Against	Abstain
270. Joseph A. Stancati	☐	☐	☐
271. Vicki L. Stringham	☐	☐	☐

5.76 Inter-Ocean Reinsurance (Ireland) Limited

Nominees:	For	Against	Abstain
272. Orla Gregory	☐	☐	☐
273. Kevin O'Connor	☐	☐	☐

5.77 Inter-Ocean Reinsurance Company Ltd.

Nominees:	For	Against	Abstain
274. Paul O'Shea	☐	☐	☐
275. Mark Smith	☐	☐	☐
276. Orla Gregory	☐	☐	☐
277. Guy Bowker	☐	☐	☐
278. Duncan Scott	☐	☐	☐

5.78 Kenmare Holdings Ltd.

Nominees:	For	Against	Abstain
279. Guy Bowker	☐	☐	☐
280. Mark Smith	☐	☐	☐
281. David Rocke	☐	☐	☐
282. Dominic Silvester	☐	☐	☐
283. Paul O'Shea	☐	☐	☐
284. Nicholas Packer	☐	☐	☐

5.79 Kinsale Brokers Limited

Nominees:	For	Against	Abstain
285. Shaun Holden	☐	☐	☐
286. C. Paul Thomas	☐	☐	☐
287. David Atkins	☐	☐	☐

5.80 Knapton Holdings Limited

Nominees:	For	Against	Abstain
288. Derek Reid	☐	☐	☐
289. C. Paul Thomas	☐	☐	☐
290. Siobhan Hextall	☐	☐	☐

5.81 Knapton Insurance Limited

Nominees:	For	Against	Abstain
291. C. Paul Thomas	☐	☐	☐
292. Alan Turner	☐	☐	☐
293. Jeremy Riley	☐	☐	☐

5.82 Laguna Life (UK) Limited

Nominees:	For	Against	Abstain
294. Kieran Hayes	☐	☐	☐
295. C. Paul Thomas	☐	☐	☐
296. Siobhan Hextall	☐	☐	☐

5.83 Laguna Life Holdings Limited

Nominees:	For	Against	Abstain
297. Guy Bowker	☐	☐	☐
298. Mark Smith	☐	☐	☐
299. David Rocke	☐	☐	☐
300. Paul O'Shea	☐	☐	☐

5.84 Laguna Life Holdings SARL

Nominees:	For	Against	Abstain
301. David Rocke	☐	☐	☐
302. John Cassin	☐	☐	☐
303. Nicholas Packer	☐	☐	☐

5.85 Laguna Life DAC

Nominees:	For	Against	Abstain
304. Kieran Hayes	☐	☐	☐
305. Orla Gregory	☐	☐	☐
306. C. Paul Thomas	☐	☐	☐
307. David Allen	☐	☐	☐
308. Alastair Nicoll	☐	☐	☐

5.86 Lipe Corporation

Nominees:	For	Against	Abstain
309. Joseph A. Stancati	☐	☐	☐
310. Vicki L. Stringham	☐	☐	☐

5.87 Malakite Underwriting Partners Limited

Nominees:	For	Against	Abstain
311. Simon Schnorr	☐	☐	☐
312. Tim Fillingham	☐	☐	☐
313. Giles Hussey	☐	☐	☐

5.88 Marlon Insurance Company Limited

Nominees:	For	Against	Abstain
314. Patrick Cogavin	☐	☐	☐
315. Gary Griffiths	☐	☐	☐
316. C. Paul Thomas	☐	☐	☐
317. Alan Turner	☐	☐	☐
318. Steven Western	☐	☐	☐

5.89 Mercantile Indemnity Company Limited

Nominees:	For	Against	Abstain
319. C. Paul Thomas	☐	☐	☐
320. Alan Turner	☐	☐	☐
321. Steven Western	☐	☐	☐

5.90 Midland Brake, Inc.

Nominees:	For	Against	Abstain
322. Joseph A. Stancati	☐	☐	☐
323. Vicki L. Stringham	☐	☐	☐

5.91 North Bay Holdings Limited

Nominees:	For	Against	Abstain
324. Paul O'Shea	☐	☐	☐
325. Orla Gregory	☐	☐	☐
326. Mark Smith	☐	☐	☐
327. James Carey	☐	☐	☐
328. Darran Baird	☐	☐	☐

5.92 Northshore Holdings Limited

Nominees:	For	Against	Abstain
329. Mark Smith	☐	☐	☐
330. Paul O'Shea	☐	☐	☐
331. Darran Baird	☐	☐	☐
332. James Carey	☐	☐	☐
333. Orla Gregory	☐	☐	☐

5.93 Overseas Reinsurance Corporation Limited

Nominees:	For	Against	Abstain
334. Paul O'Shea	☐	☐	☐
335. Mark Smith	☐	☐	☐
336. David Rocke	☐	☐	☐
337. Duncan Scott	☐	☐	☐
338. Guy Bowker	☐	☐	☐

5.94 Paget Holdings GmbH Limited

Nominees:	For	Against	Abstain
339. David Rocke	☐	☐	☐
340. Duncan Scott	☐	☐	☐
341. Elizabeth DaSilva	☐	☐	☐

5.95 Paladin Managed Care Services, Inc.

Nominees:	For	Against	Abstain
342. Paul Brockman	☐	☐	☐
343. Jeffrey D. Miller	☐	☐	☐
344. Richard Seelinger	☐	☐	☐
345. Steve Norrington	☐	☐	☐

5.96 Pavonia Life Insurance Company of New York

Nominees:	For	Against	Abstain
346. Paul Brockman	☐	☐	☐
347. Kieran Hayes	☐	☐	☐
348. John Dore	☐	☐	☐
349. Jeanne Mitchell	☐	☐	☐
350. Daniel O'Brien	☐	☐	☐
351. Robert Redpath	☐	☐	☐
352. Philip Toohey	☐	☐	☐

5.97 Pavonia Holdings (US), Inc.

Nominees:	For	Against	Abstain
353. Paul Brockman	☐	☐	☐
354. Kieran Hayes	☐	☐	☐
355. Robert Redpath	☐	☐	☐

5.98 Pavonia Life Insurance Company of Michigan

Nominees:	For	Against	Abstain
356. Paul Brockman	☐	☐	☐
357. Kieran Hayes	☐	☐	☐
358. Jeanne Mitchell	☐	☐	☐
359. Tina Flint	☐	☐	☐
360. Robert Redpath	☐	☐	☐
361. Kristan Van Der Meer	☐	☐	☐

5.99 Point Bay Insurance Limited

Nominees:	For	Against	Abstain
362. C. Paul Thomas	☐	☐	☐
363. Phillip McDonald	☐	☐	☐
364. Derek Patience	☐	☐	☐

5.100 PointSure Insurance Services, Inc.

Nominees:	For	Against	Abstain
365. Paul Brockman	☐	☐	☐
366. Richard Seelinger	☐	☐	☐
367. Steve Norrington	☐	☐	☐

5.101 Prattville Mfg., Inc.

Nominees:	For	Against	Abstain
368. Joseph A. Stancati	☐	☐	☐
369. Vicki L. Stringham	☐	☐	☐

5.102 Providence Washington Insurance Company

Nominees:	For	Against	Abstain
370. Paul Brockman	☐	☐	☐
371. Jennifer Miu	☐	☐	☐
372. Teresa Reali	☐	☐	☐
373. Robert Redpath	☐	☐	☐
374. Richard Seelinger	☐	☐	☐

5.103 Regis Agencies Limited

Nominees:	For	Against	Abstain
375. C. Paul Thomas	☐	☐	☐
376. Siobhan Hextall	☐	☐	☐

5.104 Revir Limited

Nominees:	For	Against	Abstain
377. Guy Bowker	☐	☐	☐
378. Elizabeth DaSilva	☐	☐	☐
379. David Rocke	☐	☐	☐
380. Duncan Scott	☐	☐	☐

5.105 River Thames Insurance Company Limited

Nominees:	For	Against	Abstain
381. Patrick Cogavin	☐	☐	☐
382. Max Lewis	☐	☐	☐
383. C. Paul Thomas	☐	☐	☐
384. Alan Turner	☐	☐	☐
385. Steven Western	☐	☐	☐

5.106 Reinz Wisconsin Gasket LLC

Nominees:	For	Against	Abstain
386. Joseph A. Stancati	☐	☐	☐
387. Vicki L. Stringham	☐	☐	☐

5.107 Rombalds Run-Off Limited

Nominees:	For	Against	Abstain
388. Derek Reid	☐	☐	☐
389. C. Paul Thomas	☐	☐	☐
390. Max Lewis	☐	☐	☐
391. Gary Griffiths	☐	☐	☐
392. Steve Western	☐	☐	☐

5.108 Royston Holdings Limited

Nominees:	For	Against	Abstain
393. Guy Bowker	☐	☐	☐
394. David Rocke	☐	☐	☐
395. Duncan Scott	☐	☐	☐

5.109 Royston Run-off Limited

Nominees:	For	Against	Abstain
396. Derek Reid	☐	☐	☐
397. C. Paul Thomas	☐	☐	☐
398. Siobhan Hextall	☐	☐	☐

5.110 SGL No. 1 Limited

Nominees:	For	Against	Abstain
399. Richard Phinn	☐	☐	☐
400. Mark Smith	☐	☐	☐
401. James Lee	☐	☐	☐
402. Brendan Merriman	☐	☐	☐
403. Richard Phinn	☐	☐	☐

5.111 SGL No. 3 Limited

Nominee:	For	Against	Abstain
404. Richard Phinn	☐	☐	☐

5.112 Shelbourne Group Limited

Nominees:	For	Against	Abstain
405. Richard Phinn	☐	☐	☐
406. Darren Truman	☐	☐	☐

5.113 Shelbourne Syndicate Services Limited

Nominees:	For	Against	Abstain
407. Richard Phinn	☐	☐	☐
408. Darren Truman	☐	☐	☐

5.114 StarStone Corporate Capital Limited

Nominees:	For	Against	Abstain
409. Mick Summersgill	☐	☐	☐
410. Alex Cliff	☐	☐	☐

5.115 StarStone Corporate Capital 1 Limited

Nominees:	For	Against	Abstain
411. David Message	☐	☐	☐
412. Alex Cliff	☐	☐	☐
413. Demian Smith	☐	☐	☐

5.116 StarStone Corporate Capital 2 Limited

Nominees:	For	Against	Abstain
414. David Message	☐	☐	☐
415. Alex Cliff	☐	☐	☐
416. Demian Smith	☐	☐	☐

5.117 StarStone Corporate Capital 4 Limited

Nominees:	For	Against	Abstain
417. Alex Cliff	☐	☐	☐
418. Demian Smith	☐	☐	☐

5.118 StarStone Corporate Capital 5 Limited

Nominees:	For	Against	Abstain
419. Alex Cliff	☐	☐	☐
420. Demian Smith	☐	☐	☐

5.119 StarStone Finance Limited

Nominees:	For	Against	Abstain
421. Mick Summersgill	☐	☐	☐
422. Alex Cliff	☐	☐	☐
423. David Message	☐	☐	☐

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 13, 2017

5.120 StarStone Insurance Bermuda Limited

Nominees:	For	Against	Abstain
424. Paul O'Shea	☐	☐	☐
425. Mark Smith	☐	☐	☐
426. Orla Gregory	☐	☐	☐
427. Kathleen Barker	☐	☐	☐
428. Duncan Scott	☐	☐	☐

5.121 StarStone Insurance Europe AG

Nominees:	For	Against	Abstain
429. Michael Handler	☐	☐	☐
430. Donat Marxer	☐	☐	☐
431. Mick Summersgill	☐	☐	☐

5.122 StarStone Insurance SE

Nominees:	For	Against	Abstain
432. Timothy Fillingham	☐	☐	☐
433. Michael Handler	☐	☐	☐
434. David Message	☐	☐	☐
435. Demian Smith	☐	☐	☐
436. Alex Cliff	☐	☐	☐
437. Mick Summersgill	☐	☐	☐
438. Ian Poynton	☐	☐	☐
439. John Wardrop	☐	☐	☐
440. Mark Smith	☐	☐	☐

5.123 StarStone Insurance Services Limited

Nominees:	For	Against	Abstain
441. Timothy Fillingham	☐	☐	☐
442. Alex Cliff	☐	☐	☐
443. Bent Isachsen	☐	☐	☐
444. Mick Summersgill	☐	☐	☐

5.124 StarStone National Insurance Company

Nominees:	For	Against	Abstain
445. Kathleen Barker	☐	☐	☐
446. Paul Brockman	☐	☐	☐
447. Norman Brown	☐	☐	☐
448. Robert Redpath	☐	☐	☐
449. Richard Seelinger	☐	☐	☐
450. John Shettle	☐	☐	☐
451. R. Lincoln Trimble	☐	☐	☐

5.125 StarStone Specialty Holdings Limited

Nominees:	For	Against	Abstain
452. Paul O'Shea	☐	☐	☐
453. Mark Smith	☐	☐	☐
454. Darran Baird	☐	☐	☐
455. James Carey	☐	☐	☐
456. Walker Rainey	☐	☐	☐
457. John Shettle	☐	☐	☐
458. Orla Gregory	☐	☐	☐
459. Norman Brown	☐	☐	☐
460. Kathleen Barker	☐	☐	☐
461. Demian Smith	☐	☐	☐
462. David Message	☐	☐	☐
463. Nicholas Packer	☐	☐	☐

5.126 StarStone Specialty Insurance Company

Nominees:	For	Against	Abstain
464. Kathleen Barker	☐	☐	☐
465. Paul Brockman	☐	☐	☐
466. Norman Brown	☐	☐	☐
467. Richard Seelinger	☐	☐	☐
468. Robert Redpath	☐	☐	☐
469. John Shettle	☐	☐	☐
470. R. Lincoln Trimble	☐	☐	☐

5.127 StarStone Underwriting Australia Pty Ltd.

Nominees:	For	Against	Abstain
471. Robin Barham	☐	☐	☐
472. Sandra O'Sullivan	☐	☐	☐
473. Udo Pickartz	☐	☐	☐

5.128 StarStone Underwriting Limited

Nominees:	For	Against	Abstain
474. Alex Cliff	☐	☐	☐
475. Nigel Barton	☐	☐	☐
476. Rachel Delhaise	☐	☐	☐
477. Demian Smith	☐	☐	☐
478. John Wardrop	☐	☐	☐
479. Ewen Gilmour	☐	☐	☐
480. Tim Fillingham	☐	☐	☐
481. David Message	☐	☐	☐
482. Richard Grainger	☐	☐	☐
483. Darren Truman	☐	☐	☐
484. Richard Phinn	☐	☐	☐

5.129 StarStone US Holdings Inc.

Nominees:	For	Against	Abstain
485. Norman Brown	☐	☐	☐
486. John Shettle	☐	☐	☐

5.130 StarStone US Intermediaries Inc.

Nominees:	For	Against	Abstain
487. Norman Brown	☐	☐	☐
488. John Shettle	☐	☐	☐
489. R. Lincoln Trimble	☐	☐	☐

5.131 StarStone US Services, Inc.

Nominees:	For	Against	Abstain
490. Norman Brown	☐	☐	☐
491. John Shettle	☐	☐	☐
492. R. Lincoln Trimble	☐	☐	☐

5.132 Sussex Holdings, Inc.

Nominees:	For	Against	Abstain
493. Paul Brockman	☐	☐	☐
494. Jennifer Miu	☐	☐	☐
495. Robert Redpath	☐	☐	☐

5.133 Sussex Insurance Company

Nominees:	For	Against	Abstain
496. Paul Brockman	☐	☐	☐
497. John Dore	☐	☐	☐
498. Anna Hajek	☐	☐	☐
499. Jennifer Miu	☐	☐	☐
500. Teresa Reali	☐	☐	☐
501. Robert Redpath	☐	☐	☐
502. Richard Seelinger	☐	☐	☐
503. Michael Sheehan	☐	☐	☐
504. Cindy Traczyk	☐	☐	☐

5.134 Torque-Traction Manufacturing Technologies LLC

Nominees:	For	Against	Abstain
505. Joseph A. Stancati	☐	☐	☐
506. Vicki L. Stringham	☐	☐	☐

5.135 Torus Bermuda Intermediaries Ltd.

Nominees:	For	Against	Abstain
507. Elizabeth DaSilva	☐	☐	☐
508. Duncan Scott	☐	☐	☐
509. Guy Bowker	☐	☐	☐

5.136 Torus Bermuda Services Limited

Nominees:	For	Against	Abstain
510. Elizabeth DaSilva	☐	☐	☐
511. Duncan Scott	☐	☐	☐
512. Guy Bowker	☐	☐	☐

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

June 13, 2017

Nominee:	For	Against	Abstain
513. Oscar Lolato	☐	☐	☐

5.138 Unionamerica Acquisition Company Limited

Nominees:	For	Against	Abstain
514. Derek Reid	☐	☐	☐
515. C. Paul Thomas	☐	☐	☐
516. Siobhan Hextall	☐	☐	☐

5.139 Unionamerica Holdings Limited

Nominees:	For	Against	Abstain
517. Derek Reid	☐	☐	☐
518. C. Paul Thomas	☐	☐	☐
519. Siobhan Hextall	☐	☐	☐

5.140 Unionamerica Insurance Company Limited

Nominees:	For	Against	Abstain
520. Jeremy Riley	☐	☐	☐
521. Ann Slade	☐	☐	☐
522. C. Paul Thomas	☐	☐	☐
523. Alan Turner	☐	☐	☐

5.141 United Brake Systems, Inc.

Nominees:	For	Against	Abstain
524. Joseph A. Stancati	☐	☐	☐
525. Vicki L. Stringham	☐	☐	☐

5.142 Vander Haeghen & Co. SA

Nominees:	For	Against	Abstain
526. Roger VanderHaeghen	☐	☐	☐
527. Bertrand VanderHaeghen	☐	☐	☐
528. Frederic de Haan	☐	☐	☐
529. Marc Gilis	☐	☐	☐
530. Kim Torbeyns	☐	☐	☐
531. Richard Etridge	☐	☐	☐
532. Timothy Fillingham	☐	☐	☐